UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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Citigroup Inc.

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2026

ANNUAL MEETING

CITIGROUP INC.

Notice of Annual Meeting and Proxy Statement

DATE

May 20, 2026

2:00 p.m. Eastern Time

FORMAT

Virtual Meeting

VIRTUAL ANNUAL MEETING SITE:

www.virtualshareholdermeeting.com/CITI2026

Citigroup Inc.
388 Greenwich Street
New York, NY 10013

Citigroup Inc.
388 Greenwich Street
New York, New York 10013

April 2, 2026

Dear Stockholder:

We cordially invite you to attend Citi’s 2026 Annual Meeting, which will be held on Wednesday, May 20, 2026, at 2:00 p.m. Eastern Time. This year’s Annual Meeting will be held in a virtual format through a live webcast to facilitate stockholder attendance regardless of location and to reduce the carbon footprint of Citi’s activities. Details relating to the Annual Meeting logistics are provided in this 2026 Proxy Statement and at www.virtualshareholdermeeting.com/CITI2026.

As a stockholder, you will have the opportunity to vote on a number of important matters at the Annual Meeting. Your vote is important to us. We encourage you to vote your shares by one of the methods described in the Proxy Statement.

Thank you for your support of Citi.

Sincerely,

Jane Fraser
Chair of the Board and Chief Executive Officer, Citigroup Inc.

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2026 Board Letter to Stockholders

Citi’s performance improved significantly in 2025. The year brought sustained business momentum, tangible advancements in modernization efforts, significant improvement in the firm’s financial performance, and a thoughtful evolution of our Board leadership.

Citi delivered strong financial results in 2025, including a Total Shareholder Return of approximately 70 percent, which outperformed large-bank peers. Excluding notable items, the firm achieved $86.4 billion in revenue and an 8.8 percent Return on Tangible Common Equity (RoTCE), with all five businesses reporting record annual revenues and positive operating leverage for the second consecutive year. Citi’s stock price surpassed $100 and started trading above tangible book value, demonstrating increasing investor confidence in Citi’s earnings potential. The firm returned over $17.5 billion to stockholders, the highest amount since before the pandemic, and concluded the year with a CET1 capital ratio of 13.2 percent, roughly 160 basis points above its minimum regulatory requirement, providing substantial capacity for growth and continued capital returns.

In the last year, Citi continued to simplify the franchise through the exit of non-core businesses outside the United States. In Mexico, the divestiture of its Banamex subsidiary advanced through an initial 25 percent sale and subsequent agreements for the sale of an additional 24 percent. The firm also reached agreement to sell its consumer business in Poland, and in February 2026, successfully completed the sale of AO Citibank to Renaissance Capital, marking Citi’s full exit from Russia.

The Board remains intently focused on overseeing management’s efforts to modernize infrastructure, standardize and automate core processes, and strengthen data and forecasting capabilities. Over 80 percent of Transformation programs are now at or near their target state, and in December 2025, in light of material progress made, the Office of the Comptroller of the Currency terminated an important 2024 amendment to Citi’s 2020 Consent Order. The Board expects management to continue its critically important work to modernize and build future-ready systems in order to further strengthen Citi for the long term.

The Board also advanced its oversight of Citi’s increasing use of artificial intelligence, focusing on both the realization of immense strategic opportunities and the risks that must be carefully managed. Through regular reporting from management and the work of our Technology and Risk Management Committees, Directors reviewed Citi’s strategy for supporting clients across the rapidly expanding AI ecosystem. We also oversaw the firm’s responsible deployment of AI to strengthen risk management, accelerate decision-making, and enhance client service. Governance and controls over Generative AI have been a particular focus, as Citi scales proprietary tools across the workforce and modernizes core processes. Going forward, the Board’s oversight will concentrate on ensuring that Citi harnesses AI in a manner that reinforces our strategic priorities, but always with strong risk discipline.

Regarding our Board’s leadership, after careful deliberation, we decided in October to elect our CEO, Jane Fraser, as Chair of the Board, and to elect John Dugan in the newly established role of Lead Independent Director. The Board strongly believes that, under Jane’s leadership, the firm is in a fundamentally different and better place than it was when the decision was made in 2009, in the wake of the Great Financial Crisis, to separate the CEO and Chair roles. During Jane’s five-year tenure as CEO, Citi has greatly simplified its business model and operations; made substantial progress on the Transformation, with

Citi 2026 Proxy Statement

5

critical improvements to risk management and controls; and returned to steadily improving profitability. In essence, our decision to make our CEO Chair reflects our confidence in the firm's trajectory under Jane’s leadership and the continued clarity of the strategic course she has set. Moreover, the combination of the two roles is the prevailing governance model in the United States for our industry, where all 18 of the largest U.S. banking organizations have a CEO who also serves as Chair.

That said, in making this decision, the Board was mindful of the critical importance of ensuring that the role of Lead Independent Director would be empowered to provide robust independent leadership. As a result, the Board updated Citi’s publicly available Corporate Governance Guidelines to explicitly enumerate the Lead Independent Director’s responsibilities, many of which are comparable to those of an independent Chair – including oversight of the Board self-evaluation process and CEO compensation, and engagement with regulators, investors, and other important stakeholders.

In other Board developments, we welcomed Jonathan Moulds as a Director, whose deep industry, markets, and risk-management background strengthens the Board’s oversight capabilities. And as always, Directors engaged with stockholders and other stakeholders throughout the year to inform our oversight and ensure your perspectives are reflected in Board deliberations.

Citi has entered 2026 with clear momentum, robust capital, and a clearly articulated business model. Your Board will continue to support management’s execution of Citi’s strategy, maintain rigorous oversight of risk management and controls, and stay laser-focused on management achieving its critical goal of improving RoTCE performance. We ask for your support on the items presented in this year’s proxy and are grateful for your continued engagement.

Dialogue with stockholders is a fundamental feature of a well governed organization, and we will continue to make it a priority. Please write with any concerns or suggestions to: Citigroup Inc. Board of Directors, c/o Brent J. McIntosh, Chief Legal Officer and Corporate Secretary, 388 Greenwich Street, New York, NY 10013.

Titi Cole	Duncan P. Hennes	Diana L. Taylor
Ellen M. Costello	Peter B. Henry	James S. Turley
Grace E. Dailey	Renée J. James	Casper W. von Koskull
John C. Dugan	Jonathan Moulds
Jane Fraser	Gary M. Reiner

www.citigroup.com

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Notice of Annual Meeting of Stockholders

Citigroup Inc.
388 Greenwich Street
New York, New York 10013

Dear Stockholder:

Citi’s Annual Meeting of Stockholders will be held on Wednesday, May 20, 2026, at 2:00 p.m. Eastern Time (E.T.) through a virtual meeting platform. Live audio of the 2026 Annual Meeting will be webcast at www.citigroup.com. You or your proxyholder can participate, vote, ask questions, and examine the rules of the meeting during the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/CITI2026 and using your 16-digit control number. Electronic entry to the meeting will begin at 1:45 p.m. E.T. and the meeting will begin promptly at 2:00 p.m. E.T. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/CITI2026.

At the meeting, stockholders will be asked to:
1.	elect the 13 directors listed in Proposal 1,
2.	ratify the selection of Citi’s independent registered public accounting firm for 2026,
3.	consider an advisory vote to approve our 2025 executive compensation,
4.	approve additional shares for the Citigroup 2019 Stock Incentive Plan, and
5.	consider any other business properly brought before the meeting, or any adjournment or postponement thereof, by or at the direction of the Board of Directors.

Citi has utilized the Securities and Exchange Commission (SEC) rule allowing companies to furnish proxy materials to their stockholders over the Internet. This process allows us to expedite our stockholders’ receipt of proxy materials, lower the costs of distribution, and reduce the environmental impact of our 2026 Annual Meeting.

In accordance with this rule, on April 2, 2026, a notice of the 2026 Annual Meeting containing a Notice of Internet Availability of Proxy Materials (Notice) was sent to current stockholders as of March 23, 2026, the record date for Citi’s 2026 Annual Meeting. The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you received a Notice and would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the Notice.

By order of the Board of Directors,

Brent J. McIntosh
Corporate Secretary
April 2, 2026

www.citigroup.com

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FORWARD-LOOKING STATEMENTS

Certain statements in this Proxy Statement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not based on historical facts but instead represent Citi’s and its management’s beliefs regarding future events. Such statements are based on management’s current expectations and are subject to risks, uncertainties and changes in circumstances. These statements are not guarantees of future results or occurrences. Actual results, performance or outcomes may differ materially from those expressed in or implied by any of these forward-looking statements due to a variety of factors, including, among others, various challenges related to Citi’s transformation, including significant execution and regulatory complexities and uncertainties, macroeconomic and geopolitical challenges and uncertainties, energy prices, diverging regulatory and policy changes and uncertainties, our ability to gather and verify data, and technological innovations and challenges, including the ability of our partners or potential partners as well as their suppliers to successfully produce or scale new technologies under expected time frames. Other factors that could cause actual results, performance, outcomes or financial condition to differ materially from those described in forward-looking statements can be found in this report and in Citi’s filings with the SEC, including without limitation the “Risk Factors” section of Citi’s 2025 Annual Report on Form 10-K (2025 Annual Report on Form 10-K) filed with the SEC on February 20, 2026. Any forward-looking statements made by or on behalf of Citi speak only as to the date they are made, and Citi does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date that the forward-looking statements were made. Website references are provided for convenience only, and the information contained on such websites is not incorporated into nor does it constitute a part of this Proxy Statement.

www.citigroup.com

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Proxy Statement Highlights

Voting Items

Proposal 1: Election of Directors (Pages 48-69)

The Board recommends you vote FOR each nominee

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm (Pages 71-72)

The Board recommends you vote FOR this proposal

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation (Pages 73-109)

The Board recommends you vote FOR this proposal

Proposal 4: Approval of Additional Shares for the Citigroup 2019 Stock Incentive Plan (Pages 110-117)

The Board recommends you vote FOR this proposal

Meeting and Voting Information (For additional information, please see About the 2026 Annual Meeting starting on pages 120-125.)
Date and Time May 20, 2026, 2:00 p.m. E.T.

Record Date March 23, 2026

Voting

Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each Director nominee and one vote for each of the other proposals to be voted on.

Admission Procedures

Go to www.virtualshareholder meeting.com/CITI2026 to attend the virtual meeting. Please remember to submit your 16-digit control number on your proxy card or voting instruction form as well as your first and last name and your email address.

Board and Corporate Governance Highlights

Citi’s Board of Directors Nominees

The nominees for the Board of Directors each have the qualifications and experience to guide Citi’s strategy and oversee management’s execution of that strategic vision. Citi’s Board of Directors consists of individuals with the skills and backgrounds necessary to oversee Citi’s efforts on delivering sustainable, client-led revenue growth while operating within a complex financial and regulatory environment.

Independence
85% of our Board Nominees are Independent.
Board Refreshment
The average board tenure of our nominees is 8.7 years and 5 nominees have served for more than 10 years. There have been 3 new Directors elected within the last 5 years.

Citi 2026 Proxy Statement

Proxy Statement Highlights	11

Citi’s Board of Directors Nominees

Name and Primary Qualifications	Age	Director Since	Principal Occupation and Other Current Public Company Directorships	Citi Committees
				A	CPC	E	NGP	RM	T
Titi Cole	53	2025	Former Head of Legacy Franchises, Citigroup Inc. Board: Datadog, Inc.					●	●
Ellen M. Costello	71	2016	Chair, Citibank, N.A.	●		●		●	●
Grace E. Dailey	65	2019	Former Senior Deputy Comptroller for Bank Supervision Policy and Chief National Bank Examiner, Office of the Comptroller of the Currency	●				●
John C. Dugan	70	2017	Lead Independent Director, Citigroup Inc.	●		●	●	●
Jane Fraser	58	2020	Chair and Chief Executive Officer, Citigroup Inc.			●
Duncan P. Hennes	69	2013	Co-Founder and Partner, Atrevida Partners, LLC Board: RenaissanceRe Holdings Ltd.	●	●	●		●
Peter B. Henry	56	2015	Stanford University: Class of 1984 Senior Fellow, Hoover Institution, and Senior Fellow, Freeman Spogli Institute for International Studies Boards: Nike, Inc. and Analog Devices, Inc.		●		●
Renée J. James	61	2016	Founder and CEO, Rule42 Board: Portland General Electric Co.	●	●	●			●
Jonathan P. Moulds	60	2025	Chair, Citigroup Global Markets Limited (CGML)					●
Gary M. Reiner	71	2013	Former Operating Partner, General Atlantic LLC Board: Hewlett Packard Enterprise Company		●		●		●
Diana L. Taylor	71	2009	Former Superintendent of Banks, State of New York Board: Brookfield Corporation		●	●	●		●
James S. Turley	70	2013	Former Chairman and CEO, Ernst & Young Boards: Emerson Electric Co., Northrop Grumman Corporation, and Precigen, Inc.	●		●		●
Casper W. von Koskull	65	2023	Former President and Group Chief Executive Officer, Nordea Bank Abp		●		●	●

Qualifications

Compensation	International Business or Economics
Corporate Governance	Legal, Regulatory and Compliance
Financial Reporting	Risk Management
Financial Services	Sustainability
Human Capital Management	Technology: AI, Cybersecurity and Data Management
●	committee member
●	committee chair
A	Audit
CPC	Compensation, Performance Management and Culture
E	Executive
NGP	Nomination, Governance and Public Affairs
RM	Risk Management
T	Technology

www.citigroup.com

12	Proxy Statement Highlights

Corporate Governance Highlights

Citi continually strives to maintain the highest standards of ethical conduct: reporting results with accuracy and transparency and maintaining full compliance with the laws, rules, and regulations that govern Citi’s businesses. Citi is active in implementing governance practices that are at the leading edge of best practices. Below is a compilation of Citi’s Corporate Governance initiatives:

Good Governance

●  Citi has a Lead Independent Director;

●  The Board of Directors has a Transformation Oversight Committee, an ad hoc committee, to provide oversight of Citi’s efforts to improve its Risk Management and Controls environment (Please see page 35 to review additional disclosure regarding the Transformation Oversight Committee); and

●  Citi’s Compensation, Performance Management and Culture Committee has oversight of Citi’s efforts to ensure ethical behavior in Citi’s culture, business practices, and employees.

Board Leadership

●  The Board determined in October 2025 to elect our Chief Executive Officer to be Chair of the Board and to appoint John Dugan as the Lead Independent Director with specified duties and responsibilities.

➢ During 2025, the Board engaged in in-depth discussions regarding the Company’s leadership structure as a result of the Company’s progress and current position. The Board concluded that Citi is a fundamentally different organization than it was in 2008 when the roles of Chair and CEO were split. The Board concluded that Jane Fraser has grown significantly into the Chief Executive Officer role and that under her leadership, the firm has made substantial progress on critical regulatory matters and meaningful financial and strategic advances. As part of her objectives as CEO, Citi has established a clear strategic vision, simplified its operations, sharpened its focus, and executed against its priorities.

➢ In light of these advances, the Board concluded that appointing Jane Fraser as Chair of the Board appropriately reflects the Company’s progress and signals confidence in her leadership as Citi enters the next phase of its strategy.

➢ At the same time, the Board emphasized the importance of maintaining strong independent oversight. The Lead Independent Director role remains substantive and independent, and the Board updated its Corporate Governance Guidelines to clearly articulate the responsibilities of the Lead Independent Director. These responsibilities include, among others, leading the Board’s self-evaluation process, overseeing Chief Executive Officer compensation, succession, and performance matters, and engaging with regulators and investors. The Board believes that clearly articulating these responsibilities is an important element of effective governance. Please see the Lead Independent Director disclosure on page 24 and Board Leadership Structure on pages 30-31 of this Proxy Statement for additional information.

➢ The Board also considered prevailing market practice. Among large U.S. commercial banks, the most common governance model is a combined Chair and Chief Executive Officer role supported by a separate Lead Independent Director.

Stockholder Rights

●  Citi’s By-Laws provide that stockholders holding at least 15% of the outstanding common stock have the right to call a special meeting;

●  No supermajority vote provisions in our Restated Certificate of Incorporation;

●  Annual election of all Directors;

●  Majority vote standard for uncontested Director elections;

●  Proxy Access By-Law; and

●  Stockholders may act by written consent.

Executive and Director Compensation

●  Strong executive compensation governance practices, including clawback policies and a requirement that executive officers must hold a substantial amount of vested Citi common stock for at least one year after they cease being executive officers;

●  Stock ownership commitment for the Board and Executive Officers; and

●  Members of Citi’s Board of Directors and Citi’s Executive Officers (i.e., Section 16 Insiders) are not permitted to hedge their Citi securities or pledge their Citi securities as collateral for a loan. For more information, please see Citi’s Hedging Policies on page 43.

Political Activity

●  Citi’s Political Engagement Report (formerly Citi’s Political Activities Statement) includes significant disclosure about our lobbying practices, policies, and oversight;

●  Citi’s Nomination, Governance and Public Affairs Committee has responsibility for overseeing management with respect to Citi’s trade association payments, political contributions, and lobbying activities; and

●  We provide transparency on practices around political contributions and trade and business associations through:

➢  a link on our website to federal, state, and international government websites where our lobbying activities are reported; and

➢  listing on Citi’s website the names of our significant trade and business associations in which membership dues total $50,000 or more, and the associations’ allocated portion of the dues attributable to lobbying during the calendar year.

Citi 2026 Proxy Statement

Proxy Statement Highlights	13

Stakeholder Engagement

2025 Stakeholder Engagement

Citi’s Senior Leadership, Board members, and Corporate Governance and Investor Relations teams engage a broad range of stakeholders throughout the year to help each understand Citi’s overall corporate strategy, financial and operational performance, and governance practices, as well as the progress we are making on our Transformation. These interactions reflect our commitment to active and transparent communication with all types of stakeholders and serve as an important channel for Citi to receive feedback.

Who we engage with:	How we engage them:	Where they are focused:

●  Institutional stockholders, including portfolio managers and analysts

●  Individual stockholders, including holders of retailfocused preferred shares

●  Sell-side research analysts, both equity and credit

●  Stewardship teams

●  Fixed income investors and analysts

●  Credit rating agencies

●  Sustainability rating firms

●  Stockholder Proponents

●  Quarterly earnings calls

●  Inquiries to Investor Relations from both current and prospective investors

●  Fireside chats and presentations at conferences

●  Small group and 1x1 investor meetings

●  Proxy investor meetings

●  Governance and Sustainability investor meetings

●  Quarterly fixed income presentations on website

●  Sustainability/Climate reports

●  Financial and operational performance

●  Overall progress on Transformation, including risk management and controls

●  Recent regulatory developments

●  Geopolitical uncertainty

●  Current competitive landscape

●  Human capital management

●  Risk management

●  Culture and organizational simplification

●  Executive Compensation

●  Board Governance

In 2025, our stakeholder engagement initiatives included:

●  Board Equity Investor Engagement: The Governance Team, Board Members and senior leadership conducted engagements with 39% of our total outstanding shares in Spring 2025 and 23% in Fall 2025

●  Additional Equity Investor Engagement: Senior leadership and Investor Relations conducted 274 engagements throughout the year, including 56% of our top 50 stockholders; these stockholders represent 30% of our common stock

➢  Senior Leadership: Engaged with equity investors in 93 interactions over the year, including participation in 8 conferences

➢  Investor Relations: Engaged in 181 interactions over the course of the year

●  Other Engagements, including sell-side analysts, fixed income investors and rating agencies: Senior leadership and Investor Relations conducted 442 engagements throughout the year, providing ongoing dialogue and transparency across the entire investment community

➢  Senior Leadership: Engaged in 40 interactions with rating agencies and fixed income investors

➢  Investor Relations: 280 interactions across equity sell-side analysts and 122 across fixed income investors and rating agencies

www.citigroup.com

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Executive Compensation and Human Capital Resources and Management Highlights

Summary of 2025 Executive Compensation Decisions

This Proxy Statement provides detailed information concerning our executive compensation program and the alignment between our performance and the compensation we paid to our executive officers named in the Summary Compensation Table on page 98 of this Proxy Statement (NEOs). The following supplements that detailed discussion by summarizing the principal executive compensation decisions we made for 2025.

As used throughout this Proxy Statement, Tangible Book Value per Share (TBVPS), Return on Tangible Common Equity (RoTCE), Revenues Excluding a Notable Item, and Net Income and RoTCE, both Excluding Notable Items are each non-GAAP financial measures. See Annex A for a reconciliation of those non-GAAP financial measures to their corresponding GAAP financial measures. As used throughout this Proxy Statement, the terms Operating Leverage, Book Value per Share, Diluted EPS, Return on Assets, Total Payout Ratio, Income from Continuing Operations Before Taxes, Return on Common Equity, Tangible Common Equity, Net Income, RoTCE, and Revenues Excluding Notable Items and TBVPS have the meanings assigned to them in
Annex A.

Rationale for 2025 CEO Compensation Decisions

The Compensation, Performance Management and Culture Committee (Compensation Committee) of Citigroup Inc.’s Board of Directors (Board) made separate decisions regarding Ms. Fraser’s 2025 annual compensation and a special award described below (Special Award). The annual pay decision primarily focused on Ms. Fraser’s and Citi’s performance during 2025. Conversely, the Special Award decision adopted a longer-term perspective, considering Ms. Fraser’s leadership over the past five years and aiming to retain her, while incentivizing continued focus on Citi’s stock price performance.

In the Proxy Statement for our first annual meeting after Ms. Fraser’s appointment as Citi’s CEO in 2021, we said that:

The firm’s weaknesses, some of them longstanding [, included] a business mix that, despite many years of streamlining, remained overly complex and allowed our returns gap with competitors to remain stubbornly wide [and] a deficient risk and control environment that not only precipitated consent orders with our regulators, but held back our competitiveness and required substantial investment to fix.

Without question, Ms. Fraser was presented with a notably challenging situation. In the Compensation Committee’s view, Ms. Fraser has, during her tenure as CEO, adeptly addressed the challenge by leading very substantial progress in transforming the organization, including streamlining the business, building her management team and upgrading Citi’s risk management and controls environment.

The Compensation Committee believes Ms. Fraser’s strategic decisions and execution since 2021 have been extraordinary and should be recognized as such.

Citi’s long-term shareholders and stakeholders are now seeing results from Ms. Fraser’s efforts to address the firm’s longstanding, interrelated challenges. Investors who purchased and held Citi stock over the past three years have benefited: the stock outperformed industry peers during this period due to the strategy Ms. Fraser created and executed. Investor feedback broadly supports her leadership, and the stock has attracted new investors based on confidence in her continued stewardship.

Citi 2026 Proxy Statement

Executive Compensation and Human Capital Resources and Management Highlights	15

CEO Annual Compensation

On February 11, 2026, the Compensation Committee set Ms. Fraser’s total annual compensation for 2025 at $42 million, consisting of a base salary of $1.5 million and incentive compensation of $40.5 million. In setting the amount of Ms. Fraser’s incentive award, the Compensation Committee considered the strength of Ms. Fraser’s strategic vision, Citi’s 2025 operational progress and results, Ms. Fraser’s exemplary leadership, absolute and relative Total Stockholder Returns (TSR) for 2025 and a market benchmarking analysis.

Financial Performance

Citi’s strong financial results in 2025 demonstrated that Ms. Fraser’s strategy is delivering overall improved financial performance.

●	The firm, as well as each of the five businesses, achieved positive Operating Leverage for the second consecutive full year.
●	Each of Citi’s five businesses — Services, Markets, Banking, Wealth and U.S. Personal Banking (USPB) — reported record revenues in 2025 and improved their returns by between 250 and 800 basis points.
●	The firm’s 2025 net income was up 13% (27% excluding two notable items); revenues were up 6% (7% excluding a notable item); TBVPS was up 8.6%; and RoTCE was up 70 basis points, in each case from 2024.
●	Citi’s Common Equity Tier 1 (CET1) Capital Ratio under the Basel III Standardized Approach was 13.2% and remains above its regulatory capital requirement. Citi also returned over $17.5 billion to common stockholders in 2025 through dividends and stock repurchases.

While the absolute achievements listed above are suggestive of strong performance, the Compensation Committee also considered progress in performance relative to industry peers, including both Citi’s full compensation peer group identified on page 92 and the narrower peer group consisting of U.S.-based global banks with lines of business and scale similar to ours. Most notable in this regard was Citi’s 2025 stock price performance, which led all industry peers by a significant margin and was 14 percentage points above the next-best performing peer. Citi’s 2025 TSR exceeded the performance of the S&P Financial Index benchmark referenced in our Pay for Performance table on page 105, by approximately 55.5 percentage points. The Compensation Committee also noted that the recent ratio of Citi’s stock price to reported earnings is above industry benchmarks, suggesting a market expectation of continued relative outperformance.

Risk Management and Controls

During 2025, strong execution advanced the work of our transformation program and delivered meaningful progress in our risk management and controls environment. This reflects five years of capable leadership, smart decisions and hard work. The following aspects of our transformation program are particularly notable.

●	Enterprise Risk Management has been enhanced end-to-end through the implementation of operating models, processes and firmwide technology enabling us to identify, measure, monitor and control risks more effectively and systemically. As an example, these improvements have significantly enhanced the quality of risk management for wholesale credit risk, loan operations and price risk. We are in a stronger position to understand and act to protect the firm when market events occur.
●	Controls have been simplified and standardized to be more effective, strategic and less manual, to protect Citi and our clients. This enables enhanced risk management across the full controls lifecycle – controls design, assessment, issue management and reporting. Outcomes of this work include strong payment and trade booking controls.
●	The Compliance Risk Management Framework has been overhauled to ensure adherence to applicable laws, rules and regulations and to enable consistent firmwide oversight, accountability, and timely remediation of compliance risks.
●	Capital Planning has strengthened the controls and governance for producing and monitoring capital and Risk-Weighted Assets (RWA) calculations. Processes have been enhanced to allow for better forecasting, reporting, and management of capital, leading to improved risk management and accurate, timely data for business and capital decisions.
●	Liquidity Management and Reporting has been enhanced through process, data and system improvements designed to ensure timely, accurate and complete reporting.

www.citigroup.com

16	Executive Compensation and Human Capital Resources and Management Highlights

●	The Data Program showed marked progress and results against our data governance objectives. We are driving towards our data target state and have significantly simplified our data architecture, channeling all wholesale and retail data through two strategic data platforms which has streamlined the operational processes supporting filing of key regulatory reports. We are leveraging automation and artificial intelligence (AI) and deploying controls to ensure accuracy, completeness and timeliness of our data, particularly for key regulatory reports.

The progress of our transformation is evidenced in part by the Office of the Comptroller of the Currency’s (OCC) removal in December 2025 of the July 2024 amendment to its 2020 Consent Order with Citibank, N.A. (Citibank).

Organizational Simplification – Our Business

In 2025, Citi approached the end of our international divestitures through significant milestones which allowed us to redeploy important resources to scalable institutional businesses across our unmatched global network.

●	Announced an agreement to sell our consumer business in Poland.
●	Announced the sale of a 25% stake in Grupo Financiero Banamex, S.A. de C.V. (Banamex) to one of Mexico’s most prominent investors and closed the transaction just three months after announcing it.
●	Wind down of our consumer business in China is complete.

Additionally, in early 2026, we announced agreements with several prominent institutional investors and family offices to sell in the aggregate an additional 24% stake in Banamex and closed the sale of our remaining institutional operations in Russia.

To further simplify our organization in 2025, we announced the integration of our U.S. Retail Banking business, formerly part of U.S. Personal Banking (USPB), with our Wealth business to realize synergies and unify the management of our U.S. consumer deposit franchises.  The new U.S. Consumer Cards (USCC) business, which includes Branded Cards and Retail Services, also formerly part of USPB, was created as one of Citi’s five core businesses. The USCC portfolio serves more than 70 million customers across the U.S. and partners with a range of iconic brands, including Citi’s premier partnerships with American Airlines and Costco.

Organizational Simplification – Our Operating Model

In 2025, we further simplified our organization by realigning our operating model with our business strategy. We also started to streamline over 50 complex processes—from Know Your Customer (KYC) to loan processing—to reduce risk, enhance client experience, reduce costs, and integrate modern solutions, including responsible AI. Additionally, the progress we have made on technology modernization and automation included the following:

●	Enhanced and implemented automated controls to further mitigate risk of large erroneous payments in over 90 countries.
●	Completed migration of committed corporate loans to Citi's strategic loans processing platform for North America.
●	Continued to optimize, modernize and simplify Citi by retiring or replacing 548 applications during 2025 (representing 9% of all applications).

Reputation

Ms. Fraser has significantly enhanced Citi’s external reputation, establishing herself as a key brand ambassador for the firm. The Compensation Committee largely attributes this progress to her leadership, as evidenced by a range of aggregated metrics.

●	In 2025, Citi achieved a record 52 global, regional and local awards from Euromoney Magazine, including “Banker of The Year” for Ms. Fraser. This top award recognized her unique leadership, influence on significant change and Citi’s strong financial performance across all five businesses.
●	Other significant accolades included World’s Best Investment Bank for Financing, Debt Capital Markets (DCM), Research and Digital Banking for Large Corporates, alongside numerous regional best investment bank awards.
●	Ms. Fraser has received an additional number of notable personal honors, including her 2025 election as the Chair of the Financial Services Forum, an economic policy and advocacy organization whose members are the eight largest and most diversified financial institutions headquartered in the United States, and her 2025 appointment as Co-Chair of the Board of the U.S.-Saudi Business Council.

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Executive Compensation and Human Capital Resources and Management Highlights	17

2025 Annual Incentive Compensation Components

Similar to 2024, Ms. Fraser’s annual incentive compensation for 2025 was delivered in three parts. First, 35% was delivered in the form of deferred Citi common stock awards. Second, 15% was paid in cash at the beginning of 2026. Third, the remaining 50% of Ms. Fraser’s incentive compensation was delivered in the form of Performance Share Units (PSUs). Overall, 85% of Ms. Fraser’s annual incentive compensation was equity-based, and 59% of that equity-based compensation was delivered in the form of PSUs to align Ms. Fraser’s compensation with the creation of long-term stockholder value and the core metrics that drive it.

CEO Special Award

On October 22, 2025, the Compensation Committee awarded Ms. Fraser a one-time equity award consisting of restricted stock units (RSUs) with an approved value of $25 million and 1.055 million Citigroup stock options(1) with an approved value of $35 million. The Compensation Committee presented the proposal to Citi’s entire Board, excluding Ms. Fraser, and it was unanimously supported. The Special Award was principally made, designed and timed (1) to recognize Ms. Fraser’s performance since she was appointed CEO in 2021, (2) for retention purposes, (3) for competitive reasons, in light of similar actions taken by most of Citi’s core peers over the last few years and (4) to incentivize Ms. Fraser’s continued focus on Citi’s strategy and performance.

The Compensation Committee believes that the compensation opportunity presented by the Special Award was warranted based on Ms. Fraser’s performance over the past five years and provides an important and strong retention incentive that is consistent with incentive and retention compensation trends for CEOs of peer companies. It is important to note that the Special Award represents an opportunity for Ms. Fraser to earn additional compensation in the future and is not a payment of additional compensation today or a guarantee that additional compensation will be delivered in the future. The value realized through the Special Award depends on Citi’s TSR in the future and Ms. Fraser’s continued employment through the vesting period.

Our Journey

As noted above, it is the Compensation Committee’s view that during her tenure as CEO, Ms. Fraser made substantial progress in the challenging objectives of transforming the organization, notably by streamlining the business model, increasing accountability of her management team, and strengthening Citi’s risk management and controls. While Ms. Fraser’s 2025 annual compensation was driven by the annual performance results summarized above, the Special Award was motivated by a longer-term perspective. The following is a brief summary of Citi’s achievements in transforming its business.

●	In 2020, the year prior to Ms. Fraser’s being appointed to the CEO role, Citi’s one-year and three-year annualized TSR against its identified peer group was 12th and 10th out of 14, respectively. For 2025, it was 1st out of 14 for both the one-year and three-year periods.

●	Since 2021 Ms. Fraser has significantly bolstered Citi’s business franchises, driving investments in technology, innovation and transformation. These efforts have strategically positioned Citi for enhanced growth and returns, and strengthened its competitive standing across all five interconnected businesses, including:

➢	Our Services business continues to maintain its #1 leadership position. Over the past year, we continued to make strategic investments in technology and digital innovation. In Digital Assets, we expanded our capabilities in Citi Token Services, launched 24/7 U.S. dollar clearing integration, and piloted a new crypto custody solution. Simultaneously, we enhanced our real-time 24/7 solutions, enabling instant payments and expanded real-time funding and asset servicing across markets. We are also using AI to embed intelligence directly into our platform – forecasting liquidity, detecting risk earlier, optimizing funding and helping clients make decisions before friction appears.

(1)	One million options were granted in October 2025 with a grant date fair market value of $28.6 million. See the Option Awards column of our 2025 Summary Compensation Table, on page 98. The remaining 55,000 options were granted in January 2026 with a grant date fair market value of $2.0 million. These will be reflected in the Option Awards column of our 2026 Summary Compensation Table in our 2027 Proxy Statement.

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➢	We have been investing in our Markets business, where we maintain our dominance in Fixed Income and continue filling product capability gaps, improving capacity, reducing latency and increasing resiliency. These actions supported 11% revenue growth in 2025, in particular areas such as Prime Brokerage, which grew by 50%. We are also investing in AI and technology to drive new capabilities in FX, Equities, Spread Products and Rates.

➢	In our Banking business, continued investment in talent drove market share gains in a number of areas of focus including Private Capital Sponsors (180 bps), Leveraged Finance (100 bps) and M&A (90 bps).

➢	In our Wealth business, we have been re-tooling key areas of our investment product platform with open architecture as the key operating principle. We have also been investing in deploying new AI-powered capabilities to drive continued momentum in client investment assets and investment fee revenues.

➢	In our U.S. credit card businesses, we are driving engagement and growth with new innovative products, commerce platform launches and refreshed offerings to complement our suite of proprietary cards and broaden our marquee partner relationships.
●	Citi has streamlined its management across its five interconnected businesses, benefiting clients and supporting a shift towards a more balanced business mix for higher returns and growth. Our centralized Client Organization offers a comprehensive view of client relationships, breaking down silos and focusing on firmwide performance. Financial reporting has also been revised to align with this strategic refresh, enhancing investor understanding of business performance and value.

●	We have also transformed our leadership during the past five years, which was a featured topic in our Proxy Statement for our 2025 Annual Meeting of Stockholders. The leadership changes we made reflect a deliberate strategy to strengthen our firm by blending promising internal talent with experienced external hires.

●	We have made tremendous and consequential progress transforming our risk management and controls. Over 80% of our programs are now at or nearly at our target state, and, while there is more work to do, the OCC’s removal in December 2025 of the July 2024 amendment to its 2020 Consent Order with Citibank demonstrates how far we have come.

●	In addition to our modernization efforts, Ms. Fraser has been critically important to the firm’s navigation of the rapidly evolving and challenging geopolitical and regulatory environment in the U.S. and around the world.

Ms. Fraser’s bold modernization and simplification efforts have garnered market approval. Her compelling vision for Citi’s near- and long-term success is crucial for attracting and retaining top talent, who recognize Citi's newly competitive position within the financial services industry.

Retention

The Chair of the Compensation Committee and the Lead Independent Director, formerly the Chair of the Board, have, during Ms. Fraser’s tenure as CEO, met annually with large shareholders and others to listen to their views about the Compensation Committee’s decisions. The Compensation Committee takes that feedback into account in its deliberations and its decisions.

Given the positive feedback and progress made under Ms. Fraser’s leadership, her departure from Citi would represent a significant setback. While the Compensation Committee has no reason to believe Ms. Fraser intends to depart, and while the Board maintains appropriate succession plans, the Special Award serves as a meaningful retention incentive to ensure continuity of her leadership. Ms. Fraser will receive no value from the Special Award if her employment ends before the third anniversary of the grant date. The only exception is involuntary termination following a change in control of Citi. She will not fully vest in the Special Award until the fifth anniversary of the grant date.

Size of the Special Award and Compensation Trends Among Peers

To effectively compete for talent and align compensation with performance, Citi considers peer compensation decisions and performance achievements in its compensation philosophy and decisions. As described above, the Special Award consists of RSUs with an approved value of $25 million and 1.055 million Citigroup stock options(2) with an approved value of $35 million, for a total approved value of $60 million.

(2)	One million options were granted in October 2025 with a grant date fair market value of $28.6 million. See the Option Awards column of our 2025 Summary Compensation Table, on page 98. The remaining 55,000 options were granted in January 2026 with a grant date fair market value of $2.0 million. These will be reflected in the Option Awards column of our 2026 Summary Compensation Table in our 2027 Proxy Statement.

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Competitive considerations played an important part in the Compensation Committee’s decision regarding the amount of the Special Award. Specifically, the Compensation Committee was advised by its independent compensation consultants that while Citi’s core peers have not historically granted a significant number of non-annual cash or equity awards, they have done so in recent years. In particular, the Compensation Committee was advised that 80% of our principal peers – i.e., U.S.-based global banks with lines of business and scale similar to ours (see page 92) – had made special one-time awards to their CEOs in the four calendar years preceding the Compensation Committee’s decision to make the Special Award, one of them having done so twice in that period. The average value of those awards for each CEO who received one was approximately $60.65 million, with the most recent also having an estimated value of $60 million.

Citi is not immune to the macroeconomic factors that drive the market for CEO talent and those realities signaled strongly to the Compensation Committee that making the Special Award was a prudent compensation decision for Citi and its stockholders.

Structure of the Special Award

The Compensation Committee deliberated about specific features of the Special Award, including consultation with its independent compensation consultant and careful review of recent peer practices. The following explains the Compensation Committee’s thinking about the principal design elements of the Special Award.

●	The RSUs will vest and the options will become exercisable on a pro-rata basis on the third, fourth and fifth anniversaries of the grant date, subject to Ms. Fraser’s continued employment with Citi through the applicable vesting date. This five-year backloaded vesting schedule was chosen because of the retention incentive it provides.

●	As noted above, Ms. Fraser would not realize any additional compensation by reason of the Special Award if her employment with Citi ends prior to the third anniversary of the grant date (other than upon a change in control of Citi and related involuntary termination of her employment).

●	Competitive considerations played an important part in the Compensation Committee’s decision regarding the design of the Special Award. Peers used a range of designs for their recent one-time awards, from all stock options or other performance-based awards to all time-vested awards. The Compensation Committee determined that a combination of RSUs and stock options, weighted in value towards options, provided the best combination of retention and motivation incentives to Ms. Fraser. The Compensation Committee believes that this combination is highly aligned with shareholder interests, and is clear and transparent insofar as performance is measured by Citi’s TSR, without incentivizing inappropriate risk-taking.

●	The Special Award is subject to standard Citi provisions for the forfeiture and clawback of incentive compensation, as well as Citi’s Stock Ownership Commitment. Under the Stock Ownership Commitment Ms. Fraser must retain a portion of the net vested shares from Citi stock-based awards granted to her while she serves as an executive officer or Board member, as described on page 46. That portion is 75% until her service as a Board member and an executive officer ends and 50% for one year following termination of her executive officer status.

Timing of the Special Award

In its deliberations, the Compensation Committee discussed whether the decision to make a Special Award may be premature since the Consent Orders had not been lifted. The Compensation Committee believes that the job of guiding the organization through change will never be entirely complete, and there are critical aspects of our current transformation that need, and are receiving, immediate and continued attention. Nevertheless, the Compensation Committee believed that the timing of the Special Award was appropriate in light of the factors described above.

The Special Award both recognizes Ms. Fraser’s significant progress to date and helps ensure her continued leadership in executing critical initiatives and delivering greater long-term stockholder value for Citi. As stated above, the Special Award is not a current payment of stock or cash, but instead is an opportunity for Ms. Fraser to earn additional compensation by continuing to perform for the firm.

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Conclusion

Under Ms. Fraser’s leadership, Citi has forged a strong strategic direction and achieved significant financial and operational results, including progress on enhancing safety and soundness. She has also streamlined Citi's business model, successfully attracted and retained key talent and nimbly navigated complex and rapidly evolving global regulatory and geopolitical environments.

The Compensation Committee, with the full support of the Board’s non-management members regarding the Special Award, believes Ms. Fraser’s 2025 pay reflects her extraordinary performance, aligns with market benchmarks and provides timely incentives, all of which ultimately benefit Citi stockholders. A deviation from its approach would jeopardize Citi’s competitive standing.

Performance Share Units

As described on page 89, the Compensation Committee determined that 51.2% of the target number of shares subject to PSUs granted as part of our 2022 incentive compensation awards were earned for the three-year performance period from 2023 through 2025. The resulting payout value was equal to 126% of initial value, including the impact of both financial performance and TSR during the performance period.

Our PSU target goals have been rigorous. The average portion of PSUs earned based on performance relative to target goals set by the Compensation Committee has been approximately 68% for the 11-year life of the program to date and approximately 72% for the past three years.

For awards granted in 2026 related to 2025 incentive compensation, our PSU program continued to include two performance metrics – RoTCE and TBVPS – that are operational metrics used by investors to assess our performance. We disclose the target goals for the metrics at the start of the performance period to enable stockholders to assess the rigor of our goals. Targets for 2026 PSU awards are described on pages 87 to 88.

Human Capital Resources and Management

On December 31, 2025, Citi had approximately 226,000 full-time employees, compared to approximately 229,000 on December 31, 2024. Citi has employees in over 90 countries, across all of its segments. Approximately 31% are based in the U.S.

Attracting and retaining highly qualified and motivated employees is a strategic priority. Citi seeks to enhance the competitive strength of its workforce through:

●	continuously innovating its efforts to recruit, train, develop, compensate, promote and engage employees

●	actively seeking and listening to diverse perspectives at all levels of the organization

●	providing compensation programs that are competitive in the market and aligned to strategic objectives

Citi values pay transparency and has introduced market-based salary structures and bonus opportunity guidelines in various countries worldwide, and posts salary ranges on all external U.S. job postings, which align with Citi’s commitment to pay equity and transparency. In addition, Citi has focused on measuring and addressing pay equity within the organization. Citi’s annual pay equity analysis for 2025 determined that on an adjusted basis, global gender and U.S. racial base pay gaps are in each case less than 1%. The raw pay gap analysis determined that the median base pay for women globally is 81% of the median for men globally and the U.S. racial base pay gap is less than 1%. The adjusted pay gap is a true measure of pay equity, or “like for like,” that compares the compensation of women to men and U.S. minorities to non-minorities when adjusting for factors such as job function, title/level and geography.

Citi employs numerous initiatives in managing its workforce to drive a culture of excellence and accountability, reinforce its values, encourage career growth, foster pay transparency and equity and provide a wide range of benefits that support its employees’ mental, social, physical and financial well-being.

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Ethics, Conduct and Culture Highlights

At Citi, our mission is to serve as a trusted partner to our clients by responsibly providing financial services that enable growth and economic progress. We foster a culture of ethics through our governance framework, programs and efforts that embed our culture and expectations for behavior throughout the organization, and collaboration with key stakeholders outside Citi to improve Citi’s and the banking industry’s culture.

Code of Conduct Highlights

●	Employees are required to report concerns about conduct or situations that may put our company or our customers at risk.
●	We do not tolerate discrimination, harassment, retaliation, or intimidation of any kind that breaches our policies or is unlawful.
●	Citi prohibits any form of retaliatory action against anyone who raises concerns or questions regarding ethics or discrimination.
●	Citi employees are required to respect the personal beliefs, cultures, identity, and values of every individual and to be respectful of different backgrounds and points of view.
●	Citi employees are required to provide fair and equitable access to goods, products, services, facilities, privileges, advantages, or accommodations and make decisions regarding their provision based on objective criteria.

Governance over Culture

The cornerstone of our approach to culture is our governance framework, which begins with a strong “tone from the top” starting with the Citigroup Board of Directors. Citi’s Compensation, Performance Management and Culture Committee of the Board oversees senior management’s sustained focus on efforts to foster a culture of ethics, appropriate conduct, and accountability throughout Citi. For more information, please see the Compensation, Performance Management and Culture Committee Charter, which is set forth on Citi’s website at www.citigroup.com. Click on “Investors,” then “Corporate Governance,” and then “Citigroup Inc. Board of Directors’ Committee Charters.”

With oversight from the Compensation, Performance Management and Culture Committee, senior management has undertaken a number of efforts in support of Citi’s culture, including developing Citi’s Mission and Value Proposition and Leadership Principles. On an ongoing basis, the Compensation, Performance Management and Culture Committee remains responsible for overseeing senior management’s efforts to reinforce sound ethics, responsible conduct and principled culture within Citi, which includes:

●	overseeing efforts to enhance and communicate Citi’s principles relating to ethics and responsible conduct, and its expectations of employee behavior, including their expression in Citi’s tone from the top and Citi’s Mission and Value Proposition, evaluating management’s progress, and providing feedback on these efforts;
●	overseeing management’s efforts to support Citi’s desired culture and ethical decision-making in the organization, evaluating management’s progress and providing feedback on these efforts; and
●	reviewing Citi’s Code of Conduct and Code of Ethics for Financial Professionals.

Programs and Efforts that Embed Our Culture

To promote a culture of ethics and appropriate conduct, Citi focuses on empowering individuals by establishing global policies, programs, and processes that embed our values throughout the organization and guide and support our employees in making ethical decisions and adhering to Citi’s standards of conduct. Under the oversight of, and with input and feedback from, the Compensation, Performance Management and Culture Committee, senior management has prioritized a number of efforts to further embed our values and conduct expectations into the organization. The following are a few examples of our programs and associated efforts to set, reinforce, and embed our culture at Citi:

●	Communications and awareness efforts concerning our Mission and Value Proposition, including Citi-wide videos from senior management articulating our core principles and providing examples of these principles in action.
●	Embedding the Leadership Principles into key aspects of our employee life cycle, such as hiring and performance reviews.
●	Training of employees on key culture-related themes, including our Code of Conduct, ethical decision-making, and the importance of leadership.

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Sustainability Highlights

Citi is focused on delivering client value, helping clients meet their sustainability-related objectives and continuing to advance our firm’s sustainability work. As we execute on our sustainability commitments, our approach reflects the need to transition while continuing to meet global needs for energy security and economic growth. We continue to support clients that seek to decarbonize their businesses and build clean energy solutions, while also supporting clients that offer abundant and affordable energy supply, including traditional sources of energy.

Sustainability Oversight
The Nomination, Governance and Public Affairs Committee of the Board oversees and reviews Citi’s policies and programs for sustainability, climate change, human rights, and community investment, and has reviewed stockholder proposals at a number of meetings. The Risk Management Committee of the Board reviews key risk policies, including those related to climate risk. The Audit Committee has oversight over the controls and procedures related to Citi’s group-level sustainability reporting, including both voluntary disclosures and regulatory filings.

$1 Trillion Sustainable Finance Goal
Citi has a goal to finance and facilitate $1 trillion in sustainable finance by 2030 and established a Sustainable Finance Framework to guide our teams in evaluating transactions post-closing and tracking our progress. Eligible activity includes environmental solutions such as renewable energy, energy efficiency, nuclear power and sustainable transportation as well as social finance, including affordable housing, economic inclusion, food security and healthcare. On an annual basis, Citi reports financial progress toward this goal as well as the associated environmental and social impacts in our Sustainability Report.

Climate Initiatives
Citi continues its work to understand climate-related risks and opportunities arising from the energy transition and their potential impact on Citi and our clients. These efforts include the development of a range of sustainable finance products and services, the creation of a framework to guide the approach for management of climate risk across Citi, and our commitment to achieving net zero greenhouse gas (GHG) emissions associated with our operations by 2030 and our financing by 2050. In 2025, our work included the following areas of activity:

●  Reported on progress towards our ten 2030 interim emissions-reduction targets for the aluminum, auto manufacturing, aviation, cement, commercial real estate, energy, power, shipping, steel and thermal coal mining sectors.

●  Continued to review client activities and engage with them as appropriate to understand their climate risk profiles and strategies through climate risk and transition assessment.

Sustainable Operations
In 2025, we concluded our 2025 operational footprint goals, which included reductions in energy usage and the pursuit of sustainable building certifications for certain facilities, among others. Our efforts to further integrate sustainable practices across our geographic footprint, in addition to our 2030 net zero commitment for our operations, include on-site solar generation, renewable electricity sourcing, building electrification, waste diversion and recycling initiatives. Progress toward these operational footprint goals is provided within our annual Sustainability Report.

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Corporate Governance

Corporate Governance Materials Available on Citi’s Website

In addition to our Corporate Governance Guidelines, other information relating to corporate governance at Citi is available in the Corporate Governance section of our website at www.citigroup.com. Click on “Investors” and then “Corporate Governance.”

www.citigroup.com/ global/investors/ corporate-governance

•  Audit Committee Charter
•  By-Laws and Restated Certificate of Incorporation

•  Citi’s Climate Report

•  Citi’s Compensation Philosophy

•  Code of Conduct

•  Code of Ethics for Financial Professionals

•  Compensation, Performance Management and Culture Committee Charter

•  Corporate Governance Guidelines

•  Environmental and Social Policy Framework

•  Nomination, Governance and Public Affairs Committee Charter

•  Political Engagement Statement with a list of our 2025 Political Contributions and the names of Citi’s significant trade and business associations

•  Risk Management Committee Charter

•  Statement on Human Rights

•  Sustainability Report

•  Sustainable Finance Framework

•  Technology Committee Charter

Citi stockholders may obtain printed copies of these documents by writing to Citigroup Inc., Corporate Governance, 388 Greenwich Street, 17th Floor, New York, New York 10013.

Annual Report

If you received these proxy materials by mail, you should have also received Citi’s Annual Report to Stockholders for 2025 with them. Citi’s Annual Report to Stockholders for 2025 is also available on Citi’s website at www.citigroup.com. To receive a free copy of Citi’s 2025 Annual Report to Stockholders, simply send a request by mail to Citi’s Corporate Secretary, Citi, 388 Greenwich Street, New York, New York 10013. We urge you to read these documents carefully. In accordance with the SEC’s rules, the Five-Year Performance Graph appears in the 2025 Annual Report on Form 10-K, which is included in Citi’s Annual Report to Stockholders for 2025.

Corporate Governance Guidelines

Citi’s Corporate Governance Guidelines (the Guidelines) embody many of our long-standing practices, policies, and procedures, which are the foundation of our commitment to best practices. The Guidelines are reviewed at least annually, and revised as necessary, to continue to reflect best practices. The full text of the Guidelines, as approved by the Board, is set forth on Citi’s website at www.citigroup.com. Click on “Investors,” then “Corporate Governance,” and then “Corporate Governance Guidelines.” The Guidelines outline the responsibilities, operations, qualifications, and composition of the Board. The following summarizes certain provisions of the Guidelines.

Election of Directors

As provided in Citi’s By-Laws, candidates for Directors are elected by a majority vote in an uncontested stockholder election and by a plurality vote in a contested stockholder election. As provided in the Guidelines, if a nominee in an uncontested stockholder election is not elected by a majority vote, the Director is expected to offer to resign from his or her position as a Director. Unless the Board decides to reject the offer or to postpone the effective date of the offer, the resignation becomes effective 60 days after the date of the election. In making a determination whether to reject

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the offer or postpone the effective date, the Board will consider all factors it deems relevant to the best interests of Citi. If the Board rejects the resignation or postpones its effective date, it is required to issue a public statement that discloses the reason for its decision. The Board intends to nominate for re-election only nominees who agree to offer the resignation contemplated by the Guidelines.

Director Independence

Our goal is that at least two-thirds of the members of the Board be independent. Descriptions of our independence criteria and the results of the Board’s independence determinations are set forth below.

Board Committees

The Guidelines require that all members of the following committees of the Board be independent: Audit; Compensation, Performance Management and Culture; and Nomination, Governance and Public Affairs. Committee members are appointed by the Board upon the recommendation of the Nomination, Governance and Public Affairs Committee. Committee membership and Chairs are appointed by and may be removed by the Board at the recommendation of the Nomination, Governance and Public Affairs Committee. The Board and each Committee have the power to retain and dismiss independent legal, financial, or other advisors, as they may deem necessary, without consulting or obtaining the approval of management.

Lead Independent Director

Unless the Chair of the Board is an Independent Director, the Board is required to appoint a Lead Independent Director to provide strong, independent leadership and oversight.

●	The Lead Independent Director presides at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors, and has the authority to call special meetings and executive sessions of the Board and of the independent directors. The Lead Independent Director also identifies agenda topics for executive sessions and facilitates open and candid discussion among the independent directors.
●	Working in coordination with the Chair, the Lead Independent Director approves Board meeting agendas and meeting schedules to ensure sufficient time for discussion of all agenda items. The Lead Independent Director serves as a liaison between the Chair and the independent directors and meets with the Chief Executive Officer following executive sessions, as appropriate, to communicate feedback and perspectives from the independent directors.
●	The Lead Independent Director also advises the Chief Executive Officer regarding the Board’s information needs, including the form and content of materials provided to the Board. The Lead Independent Director plays a key role in the Board’s core oversight responsibilities, including leading the Board’s self-evaluation process; guiding and contributing to the Chief Executive Officer performance evaluation, compensation, and succession planning processes; and contributing to the identification, evaluation, and recruitment of director candidates.
●	The Lead Independent Director may attend meetings of Board committees on which he or she does not serve, as appropriate. In addition, the Lead Independent Director is available, upon request by major stockholders, for consultation and direct communication and may meet with other stakeholders, including regulators, as appropriate.

Any Lead Independent Director appointed by the Board must satisfy the Director Independence Standards set forth in Exhibit A and the NYSE corporate governance rules.

Additional Board Service

In accordance with Citi’s Corporate Governance Guidelines, subject to the discretion of the Nomination, Governance and Public Affairs Committee, a Director may not serve on more than five for-profit public company boards, including Citi’s Board, and a Director who is the Chief Executive Officer of a public company may not serve on more than three for-profit public company boards, including Citi’s Board. Members of the Audit Committee may not serve on more than three public company audit committees, including Citi’s Audit Committee. The number of other for-profit public and non-public company boards and not-for-profit boards on which a Director may serve, including leadership positions on such for-profit and not-for-profit boards, is subject to review and approval by the Nomination, Governance and Public Affairs Committee, in order to ensure that each Director is able to devote sufficient time to performing his or her duties

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as a Director. This review is performed annually and the full Board, based on a recommendation of the Nomination, Governance and Public Affairs Committee, determines whether each Nominee can, based on his or her outside board commitments, including committee memberships and leadership positions, devote sufficient time to performing his or her duties as a Director of Citi. In addition to the annual review, if a director is considering joining a for-profit board, the Director must advise the Nomination, Governance and Public Affairs Committee, which will consider whether, after joining such board and any of its committees, as well as assuming any leadership positions, the Director can continue to devote sufficient time to performing his or her duties as a Director of Citi. In addition, under the Corporate Governance Guidelines, Board members are required to disclose significant changes in professional responsibilities, including assuming a significant role in a not-for-profit entity, to the Nomination, Governance and Public Affairs Committee for consideration.

No Board nominee serves on more than four for-profit public company boards, and no Audit Committee member serves on more than three public company audit committees. Our CEO does not sit on any for-profit company boards besides Citi. For the 2026 slate of nominees for Citi’s Board, Citi’s Board of Directors, based on a recommendation of the Nomination, Governance and Public Affairs Committee, has determined, that upon consideration of the number of for-profit public and non-public company boards and not-for-profit boards on which each Director serves, including committee memberships and leadership positions on each of such for-profit and not-for-profit boards, that each nominee is able to devote sufficient time to performing his or her duties as a Director of Citi.

Change in Status or Responsibilities

If a Director has a substantial change in professional responsibilities, occupation, or business association, he or she is required to notify the Nomination, Governance and Public Affairs Committee and to offer his or her resignation from the Board. The Nomination, Governance and Public Affairs Committee will evaluate the facts and circumstances and make a recommendation to the Board whether to accept the resignation or request that the Director continue to serve on the Board. If a Director assumes a significant role in a not-for-profit entity, he or she is asked to notify the Nomination, Governance and Public Affairs Committee.

Attendance at Meetings

Directors are expected to attend Board meetings and meetings of the Committees on which they serve, and the Annual Meeting of Stockholders. All of the Directors then in office attended Citi’s 2025 Virtual Annual Meeting.

Evaluation of Board and Board Committee Performance

The Board of Directors conducts an annual self-evaluation of its performance in accordance with the format approved by the Nomination, Governance and Public Affairs Committee. The self-evaluation includes an assessment of whether the Board’s composition is appropriate for carrying out its duties. Each standing committee (other than the Executive Committee) conducts an annual self-evaluation of its performance as provided in its charter. The results of the Board and committee self-evaluations are reported to the Board. See Board and Board Committee Self-Assessment Process  on page 32 for further information.

Directors Access to Senior Management and Director Orientation

Directors have full and free access to senior management and other employees of Citi. New Directors are provided with an orientation program to familiarize them with Citi’s businesses and functions, as well as its legal, compliance, regulatory, and risk profile. Citi provides educational sessions on a variety of topics throughout the year for all members of the Board. These sessions are designed to allow Directors to develop a deeper understanding of, for example, each of Citi’s five lines of business.

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Succession Planning

The Board reviews the Compensation, Performance Management and Culture Committee’s report on the performance of senior executives to evaluate whether they are providing the highest quality leadership for Citi. The Board also works with the Nomination, Governance and Public Affairs Committee to evaluate potential successors to the CEO. With respect to regular succession of the CEO and senior management, Citi’s Board evaluates internal, and, when appropriate, external candidates. To find external candidates, Citi seeks input from the members of the Board, senior management, and recruiting firms. To develop internal candidates, Citi engages in a number of practices, formal and informal, designed to familiarize the Board with Citi’s talent pool. The formal process involves an annual talent review conducted by senior management at which the Board studies the most promising members of senior management. The Board learns about each person’s experience, skills, areas of expertise, accomplishments, and goals. This review is conducted at a regularly scheduled Board meeting on an annual basis. In addition, members of senior management are periodically asked to make presentations to the Board at Board meetings and Board strategy sessions. These presentations are made by senior managers of the various business units as well as those who serve in corporate functions. The purpose of the formal review and other interaction is to familiarize Board members with the talent pool inside and outside Citi from which the Board would be able to choose successors to the CEO and evaluate succession for other senior managers as necessary from time to time.

Charitable Contributions

If a Director, or an immediate family member who shares the Director’s household, serves as a director, trustee, or executive officer of a foundation, university, or other not-for-profit organization, and such entity receives contributions from Citi and/or the Citi Foundation, such contributions must be reported to the Nomination, Governance and Public Affairs Committee at least annually.

Insider Investments and Transactions

Members of Citi’s Board of Directors and Citi’s executive officers (i.e., Section 16 Insiders) are not permitted to hedge their Citi securities or to pledge their Citi securities as collateral for a loan. The Guidelines restrict certain financial transactions between Citi and its subsidiaries on the one hand and Directors, senior management, and their immediate family members on the other. Personal loans from Citi or its subsidiaries to Citi’s Directors and its most senior executives, or immediate family members who share any such person’s household, are prohibited, except for margin loans to employees of a broker-dealer subsidiary of Citi, mortgage loans, home equity loans, consumer loans, credit cards, and overdraft checking privileges, all made on market terms in the ordinary course of business. See Certain Transactions and Relationships, Compensation Committee Interlocks, and Insider Participation on pages 41-43.

The Guidelines prohibit investments or transactions by Citi or its executive officers and those immediate family members who share an executive officer’s household in a partnership or other privately held entity in which an outside Director is a principal, or in a publicly traded company in which an outside Director owns or controls more than a 10% interest. Directors and those immediate family members who share the Director’s household are not permitted to receive initial public offering allocations. Directors and their immediate family members may participate in Citi-sponsored investment activities, provided they are offered on the same terms as those offered to similarly situated non-affiliated persons. Under certain circumstances, or with the approval of the appropriate committee, members of senior management may participate in certain Citi-sponsored investment opportunities. Finally, there is a prohibition on certain investments by Directors and executive officers in third-party entities when the opportunity comes solely as a result of their position with Citi.

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Director Independence

The Board has adopted categorical standards to assist the Board in evaluating the independence of each of its Directors. The categorical standards, which are set forth below, describe various types of relationships that could potentially exist between a Director or an immediate family member of a Director and Citi, and set thresholds at which such relationships would be deemed to be material. Provided that no relationship or transaction exists that would disqualify a Director under the categorical standards and no other relationships or transactions exist of a type not specifically mentioned in the categorical standards that, in the Board’s opinion, taking into account all facts and circumstances, would impair a Director’s ability to exercise his or her independent judgment, the Board, based on the recommendation of the Nomination, Governance and Public Affairs Committee, will deem such person to be independent.

The Nomination, Governance and Public Affairs Committee reviewed certain information obtained from Directors’ responses to a questionnaire asking about their relationships with Citi, and those of their immediate family members and primary business or charitable affiliations and other potential conflicts of interest, as well as certain data collected by Citi’s businesses related to transactions, relationships, or arrangements between Citi on the one hand and a Director, immediate family member of a Director, or a primary business or charitable affiliation of a Director, on the other. The Nomination, Governance and Public Affairs Committee also reviewed certain relationships or transactions between the Directors or immediate family members of the Directors or their primary business or charitable affiliations and Citi and determined that the relationships or transactions complied with the Corporate Governance Guidelines and the related categorical standards. The Board, based on the recommendation of the Nomination, Governance and Public Affairs Committee, determined that, applying the Guidelines and standards, which are intended to comply with the NYSE corporate governance rules, and all other applicable laws, rules, and regulations, each of the below Director nominees standing for re-election is independent.

● Ellen M. Costello ● Grace E. Dailey ● John C. Dugan ● Duncan P. Hennes	● Peter B. Henry ● Renée J. James ● Jonathan P. Moulds ● Gary M. Reiner	● Diana L. Taylor ● James S. Turley ● Casper W. von Koskull

The Board has determined that Jane Fraser, our Chair and Chief Executive Officer, and Titi Cole, the former Head of Legacy Franchises at Citi, are not independent.

Independence Standards

To be considered independent, a Director must meet the following categorical standards as adopted by our Board and reflected in our Corporate Governance Guidelines. In addition, there are other independence standards under NYSE corporate governance rules that apply to all directors and certain independence standards under SEC, Federal Reserve Board (FRB), and Federal Deposit Insurance Corporation (FDIC) rules that apply to specific committees.

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Categorical Standards
Advisory, Consulting and Employment Arrangements
●	During any 12-month period within the last three years, neither a Director nor any Immediate Family Member of a Director shall have received more than $120,000 in direct compensation from Citi, other than amounts paid (a) for service as a member of the Board of Directors of Citi or one of its subsidiaries (including committees thereof), (b) pursuant to a pension or other form of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) or (c) to an Immediate Family Member of a Director who is a non-executive employee of Citi or one of its subsidiaries.
●	In addition, no member of the Audit Committee may accept a direct or indirect consulting, advisory or other compensatory fee from Citi or one of its subsidiaries, other than (a) fees for service as a member of the Board of Directors of Citi or one of its subsidiaries (including committees thereof) or (b) receipt of fixed amounts of compensation under a Citi retirement plan, including deferred compensation, for prior service with Citi, provided that such compensation is not contingent in any way on continued service.

Business Relationships
●	All business relationships, lending relationships, deposit and other banking relationships between the Company and a Director’s primary business affiliation or the primary business affiliation of an immediate family member of a Director must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.
●	In addition, the aggregate amount of payments for property or services in any of the last three fiscal years by the Company to, and to the Company from, any company of which a Director is an executive officer or employee or where an immediate family member of a Director is an executive officer, must not exceed the greater of $1 million or 2% of such other company’s consolidated gross revenues in any single fiscal year.
●	Loans may be made or maintained by the Company to a Director’s primary business affiliation or the primary business affiliation of an immediate family member of a Director, only if the loan (i) is made in the ordinary course of business of the Company or one of its subsidiaries, is of a type that is generally made available to other customers, and is on market terms, or terms that are no more favorable than those offered to other customers; (ii) complies with applicable law, including the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley), Regulation O of the FRB, and the Federal Deposit Insurance Corporation (FDIC) Guidelines; (iii) when made does not involve more than the normal risk of collectability or present other unfavorable features; and (iv) is not classified by the Company as Substandard (II) or worse, as defined by the Office of the Comptroller of the Currency in its “Rating Credit Risk” Comptroller’s Handbook.

Charitable Contributions
Annual contributions in any of the last three calendar years from the Company and/or the Citi Foundation to a charitable organization of which a Director, or an immediate family member who shares the Director’s household, serves as a Director, trustee, or executive officer (other than the Citi Foundation and other charitable organizations sponsored by the Company) may not exceed the greater of $250,000 or 10% of the charitable organization’s annual consolidated gross revenue.

Employment/Affiliations
●	A Director shall not:

(i)     be or have been an employee of the Company within the last three years;

(ii)    be part of, or within the past three years have been part of, an interlocking directorate in which a current executive officer of the Company serves or has served on the compensation committee of a company that concurrently employs or employed the Director as an executive officer; or

(iii)   be or have been affiliated with or employed by (a) Citi’s present or former primary outside auditor or (b) any other outside auditor of Citi and personally worked on Citi’s audit, in each case within the three-year period following the auditing relationship.

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●	A Director may not have an immediate family member who:
	(i)	is an executive officer of the Company or has been within the last three years;
	(ii)	is, or within the past three years has been, part of an interlocking directorate in which a current executive officer of the Company serves or has served on the compensation committee of a company that concurrently employs or employed such immediate family member as an executive officer; or
	(iii)	(a) is a current partner of Citi’s primary outside auditor, or a current employee of Citi’s primary outside auditor and personally works on Citi’s audit, or (b) was within the last three years (but is no longer) a partner or employee of Citi’s primary auditor and personally worked on Citi’s audit within that time.

Immaterial Relationships and Transactions
The Board may determine that a Director is independent notwithstanding the existence of an immaterial relationship or transaction between Citi and (i) the Director, (ii) an immediate family member of the Director or (iii) the Director’s or immediate family member’s business or charitable affiliations, provided Citi’s Proxy Statement includes a specific description of such relationship as well as the basis for the Board’s determination that such relationship does not preclude a determination that the Director is independent. Relationships or transactions between Citi and (i) the Director, (ii) an immediate family member of the Director or (iii) the Director’s or immediate family member’s business or charitable affiliations that comply with the Corporate Governance Guidelines, including, but not limited to, the Director Independence Standards that are part of the Corporate Governance Guidelines and the sections titled Financial Services, Personal Loans and Investments/Transactions, are deemed to be categorically immaterial and do not require disclosure in the Proxy Statement (unless such relationship or transaction is required to be disclosed pursuant to Item 404 of SEC Regulation S-K).

Definitions
For purposes of these Corporate Governance Guidelines, (i) the term “immediate family member” means a Director’s or executive officer’s (designated as such pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (Exchange Act)) spouse, parents, step-parents, children, step-children, siblings, mother- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or domestic employee) who shares the Director’s household; (ii) the term “Primary Business Affiliation” means an entity of which the Director or executive officer, or an immediate family member of such a person, is an officer, partner or employee or in which the Director, executive officer or immediate family member owns directly or indirectly at least a 5% equity interest; and (iii) the term “Related Party Transaction” means any financial transaction, arrangement or relationship in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (b) Citi is a participant, and (c) any Related Person (any Director, any executive officer of Citi, any nominee for Director, any shareholder owning in excess of 5% of the total equity of Citi, and any immediate family member of any such person) has or will have a direct or indirect material interest.

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Meetings of the Board of Directors and Committees

The Board of Directors met 34 times in 2025. Citi’s standing Board Committees met as follows: the Audit Committee met 19 times, the Compensation, Performance Management and Culture Committee met 12 times, the Nomination, Governance and Public Affairs Committee met 11 times, the Risk Management Committee met 21 times, and the Technology Committee met 6 times. The Executive Committee met once in 2025.

During 2025, independent members of the Board served on and/or chaired one or more ad hoc committees, including the Transformation Oversight Committee, or served on an international subsidiary board. In addition, Mses. Cole, Costello, Dailey, Fraser, and Taylor and Messrs. Hennes and Turley served on the Board of Directors of Citibank, N.A., which is a wholly owned subsidiary of Citi.

Each incumbent Director attended at least 75% of the meetings of the Board and of the standing committees of which he or she was a member during 2025.

Meetings of Non-Management Directors

Citi’s non-management Directors meet in executive session without any management Directors in attendance whenever the full Board convenes for a regularly scheduled meeting. During 2025, Mr. Dugan presided at each executive session of the non-management Directors.

Board Leadership Structure

The Board believes it is important to maintain flexibility in its Board leadership structure and has had in place different leadership structures in the past, depending on the Company’s needs at the time. Citi’s By-Laws provide that if Citi does not have an Independent Chair, the Board will elect a Lead Independent Director having similar duties to an independent Chair, including leading the executive sessions of the non-management Directors at Board meetings.

In October 2025, the Board of Directors revised its leadership structure, electing Jane Fraser, the Chief Executive Officer, to the role of Chair, and appointing John Dugan as the Lead Independent Director. The decision reflects the Board’s strategic assessment that a combined CEO/Chair role is now the optimal leadership structure for Citi. The Board has determined that this structure promotes effective governance, robust independent director engagement, and appropriate checks and balances in Board leadership. The Board believes that unifying the roles of CEO and Chair provides clear leadership and accountability as the Company advances into the next phase of its strategy, which is centered on sustained performance and value creation. In making this determination, the Board considered Jane Fraser’s leadership of the firm’s transformation, the Company’s improved performance, and the importance of having Ms. Fraser lead the next phase of the Company’s journey. The Board attributed Citi’s improved performance, including its highest revenues since 2010, and positive operating leverage in all five businesses, to Ms. Fraser’s disciplined execution, effective capital and expense management skills, and her ability to drive consistent strategic alignment across the enterprise. The Board is confident that as Chair, Jane Fraser will work closely with the Board to set priorities, facilitate robust Board engagement, and promote alignment between the Board’s oversight responsibilities and management’s execution of strategy.

John Dugan’s transition to Lead Independent Director is a key part of this strategy, leveraging his extensive experience and leadership to provide strong independent oversight. Mr. Dugan’s leadership of the Transformation Oversight Committee has been instrumental in advancing the firm’s transformation and reinforcing its risk management, control, and operational

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foundations. The Board believes that the Lead Independent Director role is a critical component of the Company’s leadership and governance framework. Clearly defined responsibilities for the Lead Independent Director reinforce strong independent oversight, effective Board functioning, and accountability to stockholders. His independence, combined with clearly defined responsibilities—including leading Board evaluations, overseeing CEO compensation, and engaging with investors—supports strong governance, accountability, and long-term stockholder value. For additional information, see Board Leadership on page 12 of this Proxy Statement and Lead Independent Director in Citi’s Corporate Governance Guidelines about the responsibilities of the Lead Independent Director.

Board Composition

Included in the qualifications for Directors listed in the Company’s Corporate Governance Guidelines is “whether the candidate has special skills, expertise and background that would complement the attributes of the existing Directors, taking into consideration the diverse communities and geographies in which Citi operates.” Citi’s Board is committed to building a Board that is composed of individuals whose backgrounds represent our employees, customers, and stakeholders. In addition, Citi’s Board provides a variety of perspectives, personal and professional experiences, and backgrounds, as well as other characteristics, such as global and international business experience.

Director Education Program

Citi has a robust Director Education Program that begins with an orientation for newly appointed Directors, providing two days of in-depth training covering all aspects of our business, including, among other things, coverage of Citi’s organizational model, including the following five business lines: (1) Services, (2) Markets, (3) Banking, (4) Wealth, and (5) U.S. Consumer Cards. In addition, the new Directors’ orientation includes training sessions that provide an overview of, among others, the Company’s risk management, audit, compliance, technology, governance, regulatory, finance, human capital management, government affairs, and legal functions; and an overview of Citi’s primary banking subsidiary, Citibank, N.A. (Citibank). There is also a continuing education program for the Board, which includes presentations focusing on industry, regulatory and governance topics and presentations from the various lines of our business on emerging issues or strategic initiatives to provide our Directors with the opportunity to expand their insight into Citi’s business operations and activities. Directors also have access to external programming and seminars to supplement their Citi-provided education. The Directors received training on various topics, including Generative Artificial Intelligence, including training sessions related to Artificial Intelligence strategy, governance, and risk management and controls, Digital Assets, Regulatory Advocacy, Cybersecurity, Geopolitics, Tariffs, Regulation O, Community Reinvestment Act, Fair Lending and Treating Customers Fairly, Foreign Exchange Markets, Bank Secrecy Act/Anti-Money Laundering, Cluster Updates, and business updates from Services, Markets, Banking, Wealth, USPB and U.S. Consumer Cards among other topics. The Transformation Oversight Committee has a separate training program whereby the members of the Committee receive training on topics related to Citi’s transformation.

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Board and Board Committee Self-Assessment Process

Annual Board Self-Evaluations

The Board conducts annual evaluations through the use of both individual interviews by the Lead Independent Director with each Board member and a written questionnaire completed by all Board members that covers a broad range of matters relating to governance, meetings, materials, and other agenda topics, including Strategic Planning, Corporate Oversight, Succession Planning, Conduct and Culture, Corporate Governance, Risk Management Oversight, Regulatory Requirements, and Management Compensation.

Annual Board Committee Self-Evaluations

Each standing committee and each ad hoc committee conducts an annual written self-assessment and reports on the results to the Board. Topics covered on each committee self-assessment include the mandates and authority of the committee, qualifications of members, functioning of the committee, and duties and responsibilities of the committee, pursuant to its charter.

Written Evaluations

Citi’s Corporate Governance Office coordinated a review of the form of Board and Board Committee self-assessment questionnaires proposed for 2025, and recommended changes that were implemented for the Board’s and Board Committee’s 2025 self-assessment. After Board and Board Committee approval, the Corporate Governance Office circulated the self-assessment forms and then aggregated Directors’ responses to the questionnaires, highlighting themes as well as scores on particular topics. The aggregated and anonymized results, including all written comments, are shared with the Board and each respective Committee.

Lead Independent Director Conversations The Lead Independent Director held individual interviews with each Board member and consolidated the feedback for discussion with the full Board.

Board and Board Committee Review

Using the aggregated results of the written evaluations and the themes of the Lead Independent Director’s individual discussions with the Board members as a guide, the Lead Independent Director held a discussion with the full Board and each respective Committee during an executive session. All Board members are encouraged to provide feedback on the results.

Actions As an outcome of these discussions, the Board takes specific actions, which may include providing guidance to management on the implementation of Board-related initiatives.

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Board’s Role in Risk Oversight

Board of Directors

●  receives regular risk updates from the Chief Risk Officer at Board meetings
●  provides oversight through its committees of Citi’s risk profile, including credit risk, market risk, liquidity risk, strategic risk, operational risk, compliance risk, and reputation risk matters
●  periodically receives reports from outside advisors with respect to potential risks that could impact the Company

Board Committees:

Audit Committee

●  provides oversight of Citi’s financial and sustainability reporting and internal control risks, including significant operational or compliance control breaks
Compensation, Performance Management and Culture Committee
●  provides oversight of incentive compensation plans and risk related to compensation
Nomination, Governance and Public Affairs Committee
●  provides oversight of reputational risk issues, sustainability, and legal and regulatory compliance risks as they relate to corporate governance matters
Risk Management Committee
●  oversees Citigroup’s risk management framework and risk culture
●  reviews and approves the ERM Framework and key risk policies
●  reviews Citigroup’s aggregate risk profile and adequacy of risk management functions
●  reviews and recommends the risk appetite statement to the Board
●  exercises responsibilities related to the Chief Risk Officer’s approval, replacement, and compensation
●  provides oversight of, among others, matters related to Citi’s Comprehensive Capital Analysis and Review (CCAR) practices, Resolution and Recovery

Technology Committee

●  provides oversight of technology-based risk management, including significant technology risk exposures, such as risks related to information security and Generative AI, fraud, data protection, business continuity, and cybersecurity
Transformation Oversight Committee*
●  provides oversight of the actions of Citi’s management to develop and execute a transformation of Citi’s risk management and controls environment required pursuant to the FRB Consent Order

Chief Risk Officer

●  delivers risk report at regularly scheduled Board meetings
●  responsible for oversight, review and challenge of risk management activities globally
●  responsible for independently identifying, measuring, monitoring, controlling, reporting and escalating risks
●  reports to the Chief Executive Officer and Risk Management Committee
●  reports to the Compensation, Performance Management and Culture Committee semi-annually regarding the risk attributes of Citi’s Incentive Compensation Programs

*    The Transformation Oversight Committee is an ad hoc committee.

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For Citi, effective risk management is of primary importance to its overall operations. Accordingly, Citi has established an Enterprise Risk Management (ERM) Framework to enable Citi to manage its risks appropriately and consistently across Citi and at an aggregate, enterprise-wide level. The ERM Framework details the principles used to support effective enterprise-wide risk management across the end-to-end risk management lifecycle. The ERM Framework also covers risk management roles and responsibilities of the Citigroup Board of Directors, Citi’s Executive Management Team (EMT) and employees across the lines of defense. Citi’s culture drives a strong risk management and controls environment and is at the heart of the ERM Framework, underpinning the way Citi conducts business. The activities that Citi engages in, and the risks those activities generate, must be consistent with Citi’s Mission and Value Proposition and the key principles that guide it, as well as Citi’s risk appetite.

The Citi Board of Directors is responsible for oversight of risk management and holds the EMT accountable for implementing the ERM Framework and managing risk within the defined risk appetite as it meets its strategic objectives. The Board’s Transformation Oversight Committee oversees management’s progress as it relates to the broader transformation of Citi and management’s remediation of issues identified under the Consent Order, dated October 7, 2020, entered into by Citi with the FRB (FRB Consent Order), including issues related to our risk management and controls environment. A similar Committee was formed by the Citibank Board to provide oversight of management’s remediation of issues identified under the Consent Order, dated October 7, 2020, entered into by Citibank with the OCC (OCC Consent Order and together with the FRB Consent Order, the Consent Orders). (Please see page 35 to review additional disclosure on the Transformation Oversight Committee.)

In addition, the Board of Directors has delegated oversight of specific risks, as set forth below, to certain other Board committees, based on their mandates. The Board believes its approach to risk oversight—which includes (i) a report at regular Board meetings from the Chief Risk Officer on significant risk matters for discussion with the Board, (ii) a standing Risk Management Committee of the Board, and (iii) a direct reporting line of the Chief Risk Officer to the Risk Management Committee—enables the Board to choose many leadership structures without experiencing a material impact on its oversight of risk.

Citi uses a lines of defense model as a key component of its ERM Framework to manage its risks. The lines of defense model brings risk-taking, risk oversight and risk assurance under one umbrella, provides an avenue for risk accountability of the first line of defense and a construct for effective challenge by the second line of defense (Independent Risk Management and Independent Compliance Risk Management), and empowers independent risk assurance by the third line of defense (Internal Audit). Additionally, Citi has enterprise support functions that support safety and soundness across Citi. For more information about Citi’s risk management, see the “Managing Global Risk” section of the Company’s 2025 Annual Report on Form 10-K.

At regularly scheduled Board meetings, the Board receives a risk report from the Chief Risk Officer with respect to the Company’s approach to management of major risks, including management’s risk mitigation efforts, where appropriate. Independent Risk Management, led by the Chief Risk Officer, sets risk management and controls standards for the first line of defense and actively manages and oversees aggregate credit, market (trading and non-trading), liquidity, strategic, operational and reputation risks across Citi, including risks that span categories, such as concentration risk, country risk, compliance risk and climate risk. The Board’s role is to oversee this effort.

The Risk Management Committee enhances the Board’s oversight of risk management. The Committee’s role is one of oversight, recognizing that management is responsible for executing Citi’s risk management policies.

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Transformation Enhancements at Citi

Citi has been executing on its broad-based transformation, including with respect to risk management and controls. Citi continued to make progress on its transformation in 2025. As of December 31, 2025, over 80% of Citi’s transformation programs were at or nearly at the Company’s target state. Please see Citi’s Multiyear Transformation section in the Company’s 2025 Annual Report on Form 10-K, pages 10-11.

The Board established the Transformation Oversight Committee in October 2020, to serve as the primary forum for Board oversight of Citi’s transformation. Given this overall responsibility of the Transformation Oversight Committee and the need for holistic oversight, all non-management directors on the Board serve on the Committee. The full Board focuses on non-transformation matters in other forums.

A series of Program Groups focus on specific requirements of the Consent Orders. Certain members of the Transformation Oversight Committee (Lead Directors) who have been assigned to the various Program Groups work closely with the EMT members responsible for the relevant Program Groups to provide oversight and challenge to the Program Groups.

Board’s Role in Technology, Cybersecurity, and Artificial Intelligence Oversight

The Board provides oversight of Management’s efforts to mitigate cybersecurity risk and respond to cyber incidents. The Board is briefed in full at least annually, and one or more Committees receive regular reports on cybersecurity and engage in discussions throughout the year with Management and subject matter experts on the effectiveness of Citi’s overall cybersecurity program, cybersecurity risks, Citi’s strategies for addressing these risks and Citi’s implementation thereof. The Board participates in periodic cybersecurity tabletop exercises. Additionally, Board and/or Committee members receive reporting on significant cyber events including response efforts, legal obligations and outreach and notification to regulators and/or customers when needed, as well as provide guidance to management as appropriate. The Risk Management Committee has approved a standalone Cybersecurity Risk Appetite Statement against which Citi’s performance is measured quarterly.

The Board and the Technology Committee also oversee and review information from management regarding Citi’s approach to technology underlying, and policies, practices, and standards related to, Generative Artificial Intelligence. The Board receives reporting on Citi’s strategic approach to, risk management and controls over, and governance and employee adoption of, Generative AI. Members of the Technology Committee bring meaningful insight and expertise into how artificial intelligence technologies intersect with the financial services industry, further strengthening the Board’s oversight of this important area. The Technology Committee also oversees technology matters as discussed on page 40 of this Proxy Statement. The Committee also has primary oversight for emerging technologies, including the risks or benefits related to emerging technologies.

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Committees of the Board of Directors

Below are the standing committees of the Board of Directors. In addition, the Board of Directors has an ad hoc committee, the Transformation Oversight Committee, which oversees management’s efforts to enhance its risk management and controls environment and achieve operational excellence. (Please see page 35 to review additional disclosure related to the Transformation Oversight Committee.)

Audit Committee

Committee Roles and Responsibilities:

The Audit Committee assists the Board in fulfilling its oversight responsibility relating to:

•  the integrity of Citi’s consolidated financial statements, financial reporting process, and systems of internal accounting and financial controls;

•  the performance of the internal audit function (Internal Audit);

•  the annual independent integrated audit of Citi’s consolidated financial statements and effectiveness of Citi’s internal control over financial reporting, the engagement of the independent registered public accountants (Independent Auditors), and the evaluation of the Independent Auditors’ qualifications, independence and performance;

•  holding management accountable for the effectiveness of Citi’s control environment and status of corrective actions, including the timely remediation of control breaks (including, without limitation, significant compliance or operational control breaks);

•  policy standards and guidelines for risk assessment and risk management;

•  the appointment and approval of the base and incentive compensation for the Chief Auditor;

•  Citi’s compliance with legal and regulatory requirements, including Citi’s disclosure controls and procedures;

•  management’s evaluation of disclosure controls and procedures for Citi’s sustainability-related metrics and disclosures, where applicable; and

•  the fulfillment of the other responsibilities set out in the Audit Committee’s charter.

The report of the Committee required by the rules of the SEC is included in this Proxy Statement.

The Board has determined that each of Mses. Costello and Dailey and Messrs. Dugan, Hennes, and Turley qualifies as an “audit committee financial expert” as defined by the SEC and each such Director as well as Ms. James is considered “financially literate” under NYSE rules, and, in addition to being independent according to the Board’s independence standards as set out in its Corporate Governance Guidelines, each is independent within the meaning of applicable SEC rules, the corporate governance rules of the NYSE, and the FDIC guidelines.

Members:

Ellen M. Costello
Grace E. Dailey
John C. Dugan
Duncan P. Hennes
Renée J. James
James S. Turley (Chair)

Committee Meetings in 2025:

19

Charter:

The Audit Committee Charter, as adopted by the Board, is available  on our website at  www.citigroup.com. Click on “Investors,” then “Corporate Governance,” and then “Citigroup Inc. Board of Directors’ Committee Charters.”

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Compensation, Performance Management and Culture Committee

Committee Roles and Responsibilities:

The Compensation, Performance Management and Culture Committee has been delegated broad authority to oversee compensation of employees of the Company and its subsidiaries and affiliates, as well as the authority to oversee management’s sustained focus on fostering a principled culture of sound ethics, responsible conduct and accountability within the organization. The Committee regularly reviews Citi’s management resources and performance of senior management. The Committee is responsible for determining the compensation for the CEO and approving the compensation of other executive officers of the Company and the EMT (as well as the compensation of their respective immediate family members involved in a related party transaction). See Certain Transactions and Relationships, Compensation Committee Interlocks, and Insider Participation on pages 41-43 for a description of the Procedure on Related Party Transactions. The Committee is also responsible for approving the incentive compensation structure for other members of senior management and certain highly compensated employees (including discretionary incentive awards to covered employees as defined in applicable bank regulatory guidance), in accordance with guidelines established by the Committee from time to time. The Committee also has broad oversight of compliance with bank regulatory guidance governing Citi’s incentive compensation.

The Committee receives reports from management on efforts to foster and support Citi’s desired culture and promote ethical decision-making in the organization via training or other initiatives, including management’s efforts to achieve its target culture state and to encourage employees to escalate issues and share feedback without fear of retaliation. The Committee also periodically reviews whether Citi’s Code of Conduct instills appropriate ethical behavior in Citi’s culture, business practices and employees and recommends any proposed changes or waivers to the Board for approval. The Committee reviews certain concerns reported to the Citi Ethics Office as appropriate.

The Committee annually reviews and discusses the Compensation Discussion and Analysis required to be included in the Company’s Proxy Statement with management, and, if appropriate, recommends to the Board that the Compensation Discussion and Analysis be included. Additionally, the Committee reviews and approves the overall goals of Citi’s material incentive compensation programs, including as expressed through Citi’s Compensation Philosophy, and provides oversight for Citi’s incentive compensation programs so that they both (i) appropriately balance risk and financial results in a manner that does not encourage employees to expose Citi to imprudent risks, and (ii) are consistent with bank safety and soundness. Toward that end, the Committee meets periodically with Citi’s Chief Risk Officer to discuss the risk attributes of Citi’s incentive compensation programs.

The Committee has the power to hire and fire independent compensation consultants, legal counsel, or financial or other advisors as it may deem necessary to assist it in the performance of its duties and responsibilities, without consulting or obtaining the approval of senior management of the Company. The Committee has retained Frederic W. Cook & Co. (FW Cook) to provide the Committee with advice on Citi’s compensation programs for senior management. The Committee may form and delegate authority to subcommittees, composed of one or more members of the Committee, as necessary or appropriate.

The Board has determined that in addition to being independent according to the Board’s independence standards as set out in its Corporate Governance Guidelines, each of the members of the Compensation, Performance Management and Culture Committee is independent according to the corporate governance rules of the NYSE. Each of such Directors is a “non-employee Director,” as defined in Section 16 of the Securities Exchange Act of 1934.

Members:

Duncan P. Hennes (Chair)
Peter B. Henry
Renée J. James
Gary M. Reiner
Diana L. Taylor
Casper W. von Koskull

Committee Meetings
in 2025:

12

Charter:

The Compensation, Performance Management and Culture Committee Charter is available on our website at www.citigroup.com. Click on “Investors,” then “Corporate Governance,” and then “Citigroup Inc. Board of Directors’ Committee Charters.”

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38	CORPORATE GOVERNANCE

Executive Committee	Committee Roles and Responsibilities: The Executive Committee acts on behalf of the Board if a matter requires Board action before a meeting of the full Board can be held.
Members: Ellen M. Costello John C. Dugan (Chair) Jane Fraser Duncan P. Hennes Renée J. James Diana L. Taylor James S. Turley Committee Meetings in 2025: 1

Nomination, Governance and Public Affairs Committee

Committee Roles and Responsibilities:

The Nomination, Governance and Public Affairs Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the Director nominees for the next Annual Meeting of Stockholders. It leads the Board in its annual review of the Board’s performance and makes recommendations as to the composition of the committees for appointment by the Board. The Committee takes a leadership role in shaping corporate governance policies and practices, including recommending to the Board the Corporate Governance Guidelines and monitoring Citi’s compliance with these policies and practices and the Guidelines. The Committee is responsible for reviewing and approving all related party transactions involving a Director or an immediate family member of a Director and any related party transaction involving an executive officer or immediate family member of an executive officer if the transaction is valued at more than $120,000, in each case, other than certain enumerated transactions and transactions reviewed and approved by the Compensation, Performance Management and Culture Committee. See Certain Transactions and Relationships, Compensation Committee Interlocks, and Insider Participation on pages 41-43 for a description of the Procedure on Related Party Transactions.

The Committee, as part of the Board’s executive succession planning process, evaluates and nominates potential successors to the CEO and provides an annual report to the Board on CEO succession. The Committee also reviews Director Compensation and Benefits. The Committee is responsible for reviewing Citi’s policies and programs that relate to public issues of significance to Citi and the public at large and reviewing relationships with external constituencies and issues that impact Citi’s reputation. The Committee also has the responsibility for reviewing public policy and reputational issues facing Citi; reviewing political contributions and lobbying expenditures and payments to trade associations made by Citi, and charitable contributions made by Citi and the Citi Foundation; reviewing the work of Citi’s Reputation Risk Committees; and reviewing Citi’s sustainability policies and programs, including human rights policies. The Committee makes recommendations to Citibank’s Board with respect to certain duties and responsibilities including size, Chair and membership of Citibank’s Board and Committees; adequacy of Charters adopted by Committees of Citibank’s Board and independence of Citibank’s non-management Board members; and compensation paid to Citibank’s non-management Board members. The Committee’s focus is global, reflecting Citi’s global footprint. The Committee also makes recommendations to the Board regarding amendments to the Company’s Major Expenditure Program — Limits of Authority.

The Board has determined that, in addition to being independent according to the Board’s independence standards as set out in its Corporate Governance Guidelines, each of the members of the Nomination, Governance and Public Affairs Committee is independent according to the corporate governance rules of the NYSE.

Members:

John C. Dugan
Peter B. Henry
Gary M. Reiner
Diana L. Taylor (Chair)
Casper W. von Koskull

Committee Meetings
in 2025:

11

Charter:

The Nomination, Governance and Public Affairs Committee Charter, as adopted by the Board, is available on our website at www.citigroup.com.
Click on “Investors,” then “Corporate Governance,” and then “Citigroup Inc. Board of Directors’ Committee Charters.”

Citi 2026 Proxy Statement

CORPORATE GOVERNANCE	39

Risk Management Committee

Committee Roles and Responsibilities:

The Risk Management Committee has been delegated authority to assist the Board in fulfilling its responsibility with respect to (1) oversight of Citi’s risk management framework, including the significant policies and practices used in managing credit, market (trading and non-trading), liquidity, strategic, operational, compliance, and reputation risks, including those pertaining to capital management, and (2) oversight of the performance of the Credit Risk Review (CRR) function. The Committee reports to the Board of Directors regarding Citi’s risk profile, as well as its risk management framework, including the significant policies and practices employed to manage risks in Citi’s businesses, as well as the overall adequacy of the Risk Management function. The Committee’s role is one of oversight, recognizing that management is responsible for designing and executing Citi’s risk management and capital-related policies. While the Committee has the responsibilities and powers set forth in the Risk Management Committee Charter, management is responsible for designing, implementing and maintaining an effective risk program. Line business managers are responsible for managing risks in the areas for which they are responsible. The duties and responsibilities of the Independent Risk Management functions are described in the Enterprise Risk Management Framework.

The Citigroup Chief Risk Officer (CRO) heads the Independent Risk Management function (IRM), which sets risk management and controls standards for the first line of defense and actively manages and oversees aggregate credit, market (trading and non-trading), liquidity, strategic, operational, compliance and reputation risks across the firm, including risks that span categories, such as concentration risk. To support the independent status of the IRM function, the CRO has regular and unrestricted access to members of the committees of the Citigroup Board, including the Audit Committee and Risk Management Committee.

The Citigroup Chief Compliance Officer (CCO) is responsible for the Independent Compliance Risk Management (ICRM) function. The CCO reports to Citigroup’s Chief Legal Officer with a matrix reporting line into the CRO. To support the independent status of the ICRM function, the CCO has regular and unrestricted access to the members of the committees of the Citigroup Board, including the Audit Committee and Risk Management Committee.

Members:

Titi Cole
Ellen M. Costello
Grace E. Dailey
John C. Dugan
Duncan P. Hennes (Chair)
Jonathan P. Moulds
James S. Turley
Casper W. von Koskull

Committee Meetings
in 2025:

21

Charter:

The Risk Management Committee Charter is available on our website at www.citigroup.com. Click on “Investors,” then “Corporate Governance,” and then “Citigroup Inc. Board of Directors’ Committee Charters.”

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40	CORPORATE GOVERNANCE

Technology Committee

Committee Roles and Responsibilities:

The purpose of the Technology Committee is to assist the Board in fulfilling its responsibility with respect to oversight of (1) the planning and execution of Citi’s technology strategy and operating plan, (2) the development of Citi’s target state operating model and architecture, (3) technology-based risk management, including risk management framework, risk appetite and risk exposures of Citi, including Cyber Security, (4) resource and talent planning of the Technology function, and (5) Citi’s third-party management policies, practices and standards that relate to Technology.

The Committee provides oversight of Citi’s technology strategy and operating plan; technology initiatives across the Consent Orders; the Technology transformation initiative; business-led initiatives; elements of the Data plan under the Consent Orders and the development and deployment of Data Quality Metrics; management’s efforts to monitor and control risks related to information security, fraud, data protection, business continuity, third-party and cybersecurity; and technology change management. The Committee reviews trends that may affect the Company’s strategy, including distributed ledgers, cryptocurrency, and Artificial Intelligence and Machine Learning. The Committee also oversees and reviews information from management regarding Citi’s approach to, and policies, practices and standards related to, Generative Artificial Intelligence.

Members:

Titi Cole
Ellen M. Costello
Renée J. James (Chair)
Gary M. Reiner
Diana L. Taylor

Committee Meetings in 2025:

6

Charter:

The Technology Committee Charter, as adopted by the Board, is available on our website at www.citigroup.com. Click on “Investors,” then “Corporate Governance,” and then “Citigroup Inc. Board of Directors’ Committee Charters.”

	Audit	Compensation, Performance Management and Culture	Executive	Nomination, Governance and Public Affairs	Risk Management	Technology
Titi Cole					●	●
Ellen M. Costello	●		●		●	●
Grace E. Dailey	●				●
John C. Dugan	●		●	●	●
Jane Fraser			●
Duncan P. Hennes	●	●	●		●
Peter B. Henry		●		●
Renée J. James	●	●	●			●
Jonathan P. Moulds					●
Gary M. Reiner		●		●		●
Diana L. Taylor		●	●	●		●
James S. Turley	●		●		●
Casper W. von Koskull		●		●	●

● committee member
● committee chair

Citi 2026 Proxy Statement

CORPORATE GOVERNANCE	41

Involvement in Certain Legal Proceedings

There are no legal proceedings to which any Director, officer, BlackRock, Inc. (BlackRock) or The Vanguard Group (Vanguard) (each of which owns more than 5% of Citi’s common stock), or any affiliate thereof, is a party adverse to Citi or in which any such person has a material interest adverse to Citi.

Certain Transactions and Relationships, Compensation Committee Interlocks, and Insider Participation

Citi has adopted a procedure setting forth processes for the review, approval, and monitoring of transactions involving Citi and related persons (Directors, Senior Managers, 5% stockholders, Immediate Family Members or Primary Business Affiliations). Under the procedure, the Nomination, Governance and Public Affairs Committee or, in certain circumstances, the chair of the Nomination, Governance and Public Affairs Committee, is responsible for reviewing and taking action (which may include approving, ratifying, rejecting, revising or terminating) pertaining to related party transactions involving Directors, executive officers, 5% stockholders, and their respective immediate family members and Primary Business Affiliations other than such transactions related to employment- and compensation-related transactions. Directors and executive officers may not participate in any discussion or approval of a related party transaction in which they or any member of their immediate family or Primary Business Affiliations is a related person, except that the Director or executive officer must provide all material information concerning the related party transaction to the Nomination, Governance and Public Affairs Committee.

Under the procedure, the Compensation, Performance Management and Culture Committee is responsible for the review and determination of all employment- and compensation-related transactions involving related persons and the Company. The Compensation, Performance Management and Culture Committee has the same powers and follows the same procedures and criteria as the Nomination, Governance and Public Affairs Committee employs and follows in its review and determination of related party transactions.

The procedure also contains a list of categories of transactions involving related persons that are exempt under the procedure, and therefore need not be brought to the Nomination, Governance and Public Affairs Committee or the Compensation, Performance Management and Culture Committee, as applicable, for review.

When assessing a related party transaction, the Nomination, Governance and Public Affairs Committee and Compensation, Performance Management and Culture Committee, as applicable, will review all relevant facts and circumstances available to the respective Committee, including without limitation, the following information:

•	the terms of such transaction;
•	the related person’s interest in the transaction;
•	the purpose and timing of the transaction;
•	whether Citi is a party to the transaction, and if not, the nature of Citi’s participation in the transaction;
•	if the transaction involves the sale of an asset, a description of the asset, including date acquired and cost basis;
•	information concerning potential counterparties in the transaction;
•	the approximate dollar value of the transaction and the approximate dollar value of the related person’s interest in the transaction;
•	a description of any provisions or limitations imposed as a result of entering into the proposed transaction;
•	whether the proposed transaction includes any potential reputational risk issues that may arise as a result of, or in connection with, the proposed transaction; and
•	any other relevant information regarding the transaction.

Based on information contained in a Schedule 13G/A filed with the SEC, BlackRock and Vanguard each reported that they beneficially owned 5% or more of the outstanding shares of Citi’s common stock – see Stock Ownership – Owners of More than 5% of Citi Common Stock on page 47. During 2025, our subsidiaries provided ordinary course lending,

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42	CORPORATE GOVERNANCE

trading, and other financial services to BlackRock and Vanguard and their respective affiliates and clients. Citi and its subsidiaries may also, in the ordinary course of business, invest or offer to Citi’s clients, BlackRock or Vanguard mutual funds or other products. In addition, affiliates of BlackRock offer certain investment options under our 401(k) plan. These transactions were entered into on an arm’s-length basis and contain customary terms and conditions, and were on substantially the same terms as comparable transactions with unrelated third parties.

In 2025, Citi entered into agreements with BlackRock Financial Management, Inc., and its affiliates. These agreements appointed BlackRock as a third-party asset manager for approximately $80 billion in assets for Citi Wealth’s clients whose accounts were previously managed by Citi Investment Management, and included the transfer of certain Citi personnel to BlackRock. Under the new portfolio offering, Citi® Portfolio Solutions powered by BlackRock®, BlackRock will manage a range of equity, fixed income, and multi-asset class investment strategies. Additionally, Citi committed to providing temporary transition services to BlackRock, and Citi Wealth’s financial professionals will gain access to BlackRock’s wealth technology platform, Aladdin Wealth®. In 2025, Citi accrued fees of approximately $1,500,000 to be paid by BlackRock. Citi Wealth clients pay BlackRock a management fee for its services, which is collected by Citi Wealth and remitted to BlackRock. The Nomination, Governance and Public Affairs Committee reviewed and approved the terms of these agreements in accordance with the Procedure on Related Party Transactions.

In 2018, Acciones y Valores Banamex, S.A. de C.V., Servicios Corporativos de Finanzas, S.A. de C.V., and Grupo Financiero Banamex, S.A. de C.V. (Banamex) entered into an agreement with BlackRock, Inc. and certain of its affiliates pursuant to which BlackRock acquired the asset management business of Citibanamex in Mexico. The transaction included the sale of the Impulsora de Fondos Banamex, S.A. de C.V. (Impulsora) legal vehicle, and its advisory role for 52 mutual funds and certain managed account relationships, and certain intellectual property and vendor contracts required to operate the business. Consideration for the sale consisted of $350 million and certain future payments if defined targets were met. In connection with the closing, Banamex and BlackRock also entered into a long-term distribution agreement (the Services Framework Agreement) to offer BlackRock asset management products to Banamex clients in Mexico. The agreement provides a framework under which Banamex distributes BlackRock products in Mexico and includes terms relating to pricing, preferential access, and product support. Pursuant to this agreement, which was amended in January 2023, fees of approximately $130 million were paid to BlackRock in 2025. The Nomination, Governance and Public Affairs Committee reviewed the terms of the sale and approved the transaction in accordance with the Procedure on Related Party Transactions.

In 2025, Citi performed corporate banking and securities brokerage services in the ordinary course of our business for certain organizations in which some of our Directors, executive officers, or their family members are officers or directors. In addition, in the ordinary course of business, Citi may use the products or services of organizations in which some of our Directors, executive officers, or family members are officers or directors.

The persons listed on page 97 are the current members of the Compensation, Performance Management and Culture Committee. No current or former member of the Compensation, Performance Management and Culture Committee was a part of a “compensation committee interlock” during fiscal year 2025 as described under SEC rules. In addition, none of our executive officers served as a director or member of the compensation committee of another entity that would constitute a “compensation committee interlock.” No member of the Compensation, Performance Management and Culture Committee had any material interest in a transaction with Citi or is a current or former officer of Citi, and no member of the Compensation, Performance Management and Culture Committee is a current employee of Citi or any of its subsidiaries. In addition, no member of the Board, or any immediate family member of the Board, engaged FW Cook for any compensation-related services in 2025.

A sibling of Sara Wechter, Citi’s Chief Human Resources Officer, has been employed by Citi since 2008, first as an intern and then, beginning in 2010, as a full-time employee and is employed by Citi’s Wealth business and received 2025 compensation of $3,944,362. The compensation for this employee was established by Citi in accordance with its employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. Ms. Wechter does not have an interest in the employment relationship of, nor does she share a household with, her sibling, who is an employee of Citi.

Citi 2026 Proxy Statement

CORPORATE GOVERNANCE	43

Indebtedness

In accordance with Sarbanes-Oxley and the Citi Corporate Governance Guidelines, no margin loans may be made to any executive officer, unless such person is an employee of a broker-dealer subsidiary of Citi and such loan is made in the ordinary course of business.

Certain transactions in excess of $120,000 involving loans, deposits, credit cards, and sales of commercial paper, certificates of deposit, and other money market instruments, and certain other banking transactions, occurred during 2025 between Citibank, N.A. and other Citi banking subsidiaries on the one hand, and certain Directors or executive officers of Citi, members of their immediate families, corporations or organizations of which any of them is an executive officer or partner or of which any of them is the beneficial owner of 10% or more of any class of securities, or associates of the Directors, the executive officers or their family members, on the other. The transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons not related to the lender and did not involve more than the normal risk of collectability or present other unfavorable features. Personal loans made to any Director or an executive officer must comply with Sarbanes-Oxley, Regulation O, and the Corporate Governance Guidelines, and must be made in the ordinary course of business.

Citi’s Hedging Policies

Citi’s Corporate Governance Guidelines prohibit the hedging of Citi common stock held by Directors and executive officers, whether the shares of stock are granted as compensation or are otherwise held by the director or executive officer. For this purpose, an executive officer means any person designated by Citi as an “officer” under Section 16 of the Exchange Act.

Citi’s Code of Conduct, which applies to all Citi employees, executive officers, and Directors, states that when considering personal investments in Citi securities, an individual must avoid any personal trade or investment in a security, derivative, futures contract, commodity, or other financial instrument if the trade or investment might affect or appear to affect the individual’s ability to make unbiased business decisions for Citi.

In addition, Citi’s Personal Trading and Investment Policy (the PTIP) prohibits the hedging in any manner (other than currency hedges) by Covered Persons of unvested restricted stock or deferred stock awarded as compensation under Citi’s Capital Accumulation Program. The PTIP also prohibits engaging in speculative transactions in Citi securities, including sales of naked calls and speculative option strategies, as well as any other transaction that would benefit from a decline in the value of a Citi security.

The PTIP generally allows Covered Persons (excluding executive officers) to hedge vested long positions of then deliverable Citi securities. Covered Persons under the PTIP include (but are not limited to) individuals who (1) may have access to material non-public information regarding Citi, (2) are FINRA-registered employees or associates of any of Citi’s U.S. broker-dealer entities, or (3) work in a securities or advisory business in Wealth, as well as certain individuals who are related to Covered Persons. Because executive officers who are Covered Persons under the PTIP are also subject to the hedging policy applicable to directors and executive officers pursuant to the Corporate Governance Guidelines, a proposed transaction by an executive officer may be prohibited by application of one policy even if the transaction would be permissible under the other policy.

Finally, Citi maintains policies specific to U.K. and European regulatory requirements. These policies provide that all employees in the applicable countries who receive a portion of their remuneration in stock or any other deferral mechanism designated by Citi must not take out insurance contracts or engage in personal hedging strategies, or remuneration or liability-related contracts of insurance, that undermine, or may undermine, any risk alignment effects of their remuneration arrangements.

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44	CORPORATE GOVERNANCE

Group Reputation Risk Committee

The Group Reputation Risk Committee and Management Forums, which are composed of Citi’s senior executives, govern the process by which material reputation risks are identified, measured, monitored, controlled, escalated and reported. The Group Reputation Risk Committee and Management Forums determine the appropriate actions to be taken in line with risk appetite and regulatory expectations, while promoting a culture of risk awareness and high standards of integrity and ethical behavior across the Company, consistent with Citi’s Mission and Value Proposition. The Group Reputation Risk Committee may escalate reputation risks to the Nomination, Governance and Public Affairs Committee or other appropriate committee of the Citigroup Board of Directors.

Code of Ethics for Financial Professionals

The Citi Code of Ethics for Financial Professionals applies to Citi’s Chief Executive Officer (Principal Executive Officer), Chief Financial Officer (Principal Financial Officer) and Controller & Chief Accounting Officer (Principal Accounting Officer) and all Finance Professionals and Administrative Staff in a finance role, including but not limited to Controllers, Controller Systems and Data Operations, Financial Planning & Analysis, Strategy and M&A, Treasury, Finance Chief Administrative Office, Finance Transformation, Functions, O&T and Citi Expense Management, Tax, Investor Relations, and the Business and Cluster teams. Citi expects all of its employees to act in accordance with the highest standards of personal and professional integrity in all aspects of their activities, to comply with all applicable laws, rules, and regulations, to deter wrongdoing, and to abide by the Citi Code of Conduct and other policies and procedures adopted by Citi that govern the conduct of its employees. The Code of Ethics for Financial Professionals is intended to supplement the Citi Code of Conduct. A copy of the Code of Ethics for Financial Professionals is available on our website at www.citigroup.com. Click on “Investors,” then “Corporate Governance,” and then “Code of Ethics for Financial Professionals.” We will disclose amendments to, or waivers from, the Code of Ethics for Financial Professionals, if any, on our website.

Ethics Hotline

Citi expects members of its workforce to promptly raise concerns if they have any reason to believe that any Citi employee, or anyone working on Citi’s behalf, may have engaged in misconduct, which includes violations or potential violations of law, regulation, rule, or breaches of Citi policy, standard, procedure, or the Citi Code of Conduct. Citi offers several channels by which employees and others may report ethical concerns, including concerns about accounting, internal controls, or auditing matters. We provide a global Ethics Hotline, a toll-free number that is available 24 hours a day, seven days a week, 365 days a year, and is staffed by live operators who can connect to translators to accommodate multiple languages. Calls to the Ethics Hotline are received by a third-party vendor, located in the United States. Individuals raising concerns via the Ethics Hotline may choose to remain anonymous. Citi prohibits retaliatory actions against anyone who raises concerns or questions in good faith, or who participates in a subsequent investigation of such concerns.

Any individual, including members of the public without a work-based relationship to Citi, may also raise a concern by accessing the global Ethics Hotline via Citi’s public-facing corporate website.

Citi 2026 Proxy Statement

CORPORATE GOVERNANCE	45

Code of Conduct

The Board has adopted a Code of Conduct, which provides an overview of certain laws, regulations, and select Citi policies, standards, and procedures applicable to the activities of Citi. It also sets forth Citi’s Mission and Value Proposition, as well as the standards of ethics and professional behavior expected of employees and representatives of Citi. The Code of Conduct applies to every director, officer, and employee of Citi and its consolidated subsidiaries. All Citi employees, directors, and officers are required to read and comply with the Code of Conduct. We will disclose waivers from the Code of Conduct for our directors, if any, on our website. In addition, other persons performing services for Citi may be subject to the Code of Conduct by contract or other agreement. The Code of Conduct is publicly available in multiple languages at www.citigroup.com. Click on “Investors,” then “Corporate Governance,” and then “Code of Conduct.”

Communications with the Board

Stockholders or other interested parties who wish to communicate with a member or members of the Board, including the Chair or the non-management Directors as a group, may do so by addressing their correspondence to the Board member or members, c/o the Corporate Secretary, Brent J. McIntosh, Citigroup Inc., 388 Greenwich Street, New York, NY 10013. The Board of Directors has approved a process pursuant to which the office of the Corporate Secretary will review and forward correspondence to the appropriate person or persons for response.

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46

Stock Ownership

Citi has long encouraged stock ownership by its Directors, officers, and employees to align their interests with the long-term interests of stockholders. The Board and executive officers are subject to a stock ownership commitment, which requires these individuals to maintain a minimum ownership level of Citi stock.

RETENTION REQUIREMENTS
Executive Officers	• 75% of equity awarded while in office
• 50% of equity awarded for one year after ending executive officer status
Directors	• 75% of equity awarded while serving on the Board

The Board may revise the terms of the stock ownership commitment from time to time to reflect legal and business developments warranting a change. In addition, Directors and executive officers may not enter into hedging transactions in respect to Citi’s common stock or other securities issued by Citi including securities granted by the Company to the Director or executive officer as part of his or her compensation and securities purchased or acquired by the Director or executive officer in a non-compensatory transaction. For more information on hedging, please see Citi’s Hedging Policies on page 43.

The following table shows the beneficial ownership of Citi common stock by our Directors, named executive officers, and Directors and executive officers as a group at March 23, 2026. For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person, or group of persons, is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of the date of determination.

Beneficial Ownership Table

Name	Common Stock Beneficially Owned Excluding Options(1)	Options Exercisable within 60 days	Owned by or Tenant in Common with Family Member, Trust, Mutual Fund or 401(K)(2)	Total Beneficial Ownership(3)	Receipt Deferred(4)	Total Ownership(5)
Titi Cole	18,092	—	—	18,092	42,019	60,111
Ellen M. Costello	67,490	—	5,817	73,307	1,262	74,569
Grace E. Dailey	16,456	—	—	16,456	1,262	17,718
John C. Dugan	44,889	—	—	44,889	1,262	46,151
Jane Fraser	332,827	—	—	332,827	603,004	935,831
Duncan P. Hennes	39,484	—	—	39,484	1,262	40,746
Peter B. Henry	29,879	—	—	29,879	1,262	31,141
Renée J. James	31,085	—	—	31,085	1,262	32,347
Gonzalo Luchetti*	—	—	—	—	82,588	82,588
Mark A. L. Mason**	88,934	—	349	89,283	144,854	234,137
Andrew Morton	102,442	—	—	102,442	284,850	387,292
Jonathan P. Moulds	1,554	—	—	1,554	1,262	2,816
Viswas Raghavan	62,934	—	—	62,934	565,824	628,758
Gary M. Reiner	47,678	—	—	47,678	1,262	48,940
Diana L. Taylor	59,912	—	—	59,912	1,262	61,174
Ernesto Torres Cantú	18,057	—	45,835	63,892	129,003	192,895
James S. Turley	40,608	—	—	40,608	1,262	41,870
Casper W. von Koskull	11,135	—	—	11,135	1,262	12,397
Total (30 Directors and Executive Officers as a group)	1,811,950	—	52,136	1,864,086	3,142,082	5,006,168

*	Chief Financial Officer as of March 2, 2026.
**	Retired as Chief Financial Officer as of March 2, 2026.

Citi 2026 Proxy Statement

STOCK OWNERSHIP	47

(1)	The stock reported for certain Directors in this column includes deferred common stock, which is fully vested and which the Director or Directors have the right to acquire within 60 days.
(2)	Stock held as a tenant-in-common with a family member or trust, owned by a family member, held by a trust for which the Director or Executive Officer is a trustee but not a beneficiary, or held by a mutual fund which invests substantially all of its assets in Citi common stock.
(3)	At March 23, 2026, no Director or Executive Officer beneficially owned more than 1% of Citi’s outstanding common stock. At March 23, 2026, all of the Directors and Executive Officers as a group beneficially owned approximately 0.11% of Citi’s common stock.
(4)	Amounts represent Directors’ deferred common stock. Directors receive an award of common stock in January of each year as compensation for their services during such year. In the event a Director retires or resigns from the Board in the year for which an award is granted before attaining age 72, a pro rata portion of the award is forfeited, based on the number of full or partial calendar quarters served. The common stock subject to an award becomes distributable approximately on the first anniversary of the date of grant.
(5)	Total Ownership reflects the amount represented in the Section 16 filings of the relevant Director or Executive Officer.

Owners of More than 5% of Citi’s Common Stock

Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class
BlackRock, Inc.(a) 50 Hudson Yards, New York, NY 10001	129,265,958	6.9%
The Vanguard Group, Inc.(b) 100 Vanguard Blvd., Malvern, PA 19355	166,504,200	8.7%

(a)	According to a Schedule 13G/A filed with the SEC on April 24, 2025 by BlackRock, Inc. and certain subsidiaries, BlackRock reported that it had sole voting power over 116,207,118 shares and had sole dispositive power over 129,265,958 shares; shared voting power over 0 shares; and shared dispositive power over 0 shares.
(b)	According to a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group, Inc. and certain subsidiaries, Vanguard reported that it had sole voting power over 0 shares; sole dispositive power over 157,970,724 shares; shared voting power over 2,459,505 shares; and shared dispositive power over 8,533,476 shares. The Vanguard Group, Inc. subsequently reported on March 26 that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).

Insider Trading Policies for Citi and Citi’s Board, Officers and Employees

Citi’s Policy on Transactions in Citigroup Inc. Securities by Non-Management Members of Citigroup Inc.’s Board of Directors has procedures governing the purchase, sale and/or other dispositions of Citi securities by non-management Board members, including family members and other individuals residing in a Board member’s household. Citi also has insider trading policies and procedures governing the purchase, sale and/or other dispositions of Citi securities by its officers and employees, as well as by Citi itself. Citi’s insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to Citi. Copies of Citi’s insider trading policies and procedures are filed with the SEC as exhibits 19.01, 19.02 and 19.03 to our 2025 Annual Report on Form 10-K.

www.citigroup.com

48

Proposal 1: Election of Directors

The Board has nominated all of the current Directors for election, or re-election, as applicable at the 2026 Annual Meeting. Each of the Directors was last elected at the 2025 Annual Meeting, except for Jonathan P. Moulds, whom the Board elected on June 16, 2025. Mr. Moulds was recommended as a candidate for election to Citi’s Board by a number of Citi’s Board members. Directors are not eligible to stand for re-election after reaching the age of 72. If elected, each nominee will hold office until the 2027 Annual Meeting or until his or her successor is qualified and elected.

Director Criteria and Nomination Process

The Nomination, Governance and Public Affairs Committee considers all qualified candidates identified by members of the Nomination, Governance and Public Affairs Committee, by other members of the Board, by senior management, and by security holders. During 2025, the Committee engaged Spencer Stuart to assist in identifying and evaluating potential nominees. Stockholders who would like to propose a Director candidate for consideration by the Nomination, Governance and Public Affairs Committee may do so by submitting the candidate’s name, résumé, and biographical information to the attention of the Corporate Secretary, Citigroup Inc., 388 Greenwich Street, New York, NY 10013. All proposals for nominations by stockholders received by the Corporate Secretary will be presented to the Committee for its consideration.

In considering the composition of the Board of Directors, the Nomination, Governance and Public Affairs Committee inventories the categories of risks faced by Citi, given its size, business mix, and geographical presence, and seeks to identify candidates with the skills and experience necessary to enable the Board of Directors to provide proper oversight of those risks. The Nomination, Governance and Public Affairs Committee also takes Director tenure into consideration when making Director nomination decisions and believes that it is desirable to maintain a mix of longer tenured, experienced Directors and newer Directors with fresh perspectives. The Nomination, Governance and Public Affairs Committee and the Board also believe that longer-tenured, experienced Directors are a significant strength of the Board, given the large size of our Company, the breadth of our product offerings, and the international scope of our organization. The Board’s composition, and the individuals nominated for consideration by stockholders, are the result of careful consideration by the Committee of the correspondence between the risk inventory and skills and experience of the Board members and candidates. In addition to the ability to assist the Board in its oversight of a particular risk or risks, as more fully described in each nominee’s biography, the members of the Board are assessed based on a variety of factors, including the following criteria, which have been developed by the Nomination, Governance and Public Affairs Committee and approved by the Board:

•	Whether the candidate has exhibited behavior that indicates he or she is committed to the highest ethical standards;
•	Whether the candidate has had business, governmental, non-profit or professional experience at the chair, chief executive officer, chief operating officer, or equivalent policy-making and operational level of a large organization with significant international activities across many regulatory jurisdictions and regions that indicates that the candidate will be able to make a meaningful and immediate contribution to the Board’s discussion of and decision-making on the array of complex issues facing a large financial services business that operates on a global scale;
•	Whether the candidate has special skills, expertise and a diverse background that would complement the attributes of the existing Directors, taking into consideration the diverse communities and geographies in which the Company operates;
•	Whether the candidate has the financial expertise required to provide effective oversight of a diversified financial services business that operates on a global scale;
•	Whether the candidate has achieved prominence in his or her business, governmental, or professional activities and has built a reputation that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make;

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	49

•	Whether the candidate will effectively, consistently, and appropriately take into account and balance the legitimate interests and concerns of all of the Company’s stockholders and other stakeholders in reaching decisions, rather than advancing the interests of a particular constituency;
•	Whether the candidate possesses a willingness to challenge management while working constructively as part of a team in an environment of collegiality and trust; and
•	Whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a Director.

Application of these factors involves the exercise of judgment by the Nomination, Governance and Public Affairs Committee and the Board. In addition, see Board Composition on page 31 for additional factors considered by the Board when selecting candidates.

Based on its assessment of each candidate’s independence, skills and qualifications and the criteria described above, the Nomination, Governance and Public Affairs Committee will make recommendations regarding potential Director candidates to the Board.

The Nomination, Governance and Public Affairs Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board of Directors, and members of senior management. For the 2026 Annual Meeting, Citi did not receive notice from any stockholders regarding a nomination to the Board of Directors.

Director Qualifications

The nominees for the Board of Directors each have the qualifications and experience to approve and guide Citi’s strategy and to oversee management’s execution of that strategic vision. Citi’s Board of Directors consists of individuals with the skills, experience, and diverse backgrounds necessary to oversee Citi’s efforts toward becoming a simpler, smaller, safer, and stronger financial institution, while mitigating risk and operating within a complex financial and regulatory environment.

The nominees listed below are leaders in business, the financial community, and academia because of their intellectual acumen and analytical skills, strategic vision, ability to lead and inspire others to work with them, and records of outstanding accomplishments over a period of decades. Each has been chosen to stand for election in part because of his or her ability and willingness to ask difficult questions, understand Citi’s unique challenges, and evaluate the strategies proposed by management, as well as their implementation.

Each of the nominees has a long record of professional integrity, a dedication to his or her profession and community, a strong work ethic that includes a commitment to coming fully prepared to meetings and being willing to spend the time and effort needed to fulfill professional obligations and the ability to maintain a collegial environment.

Many of our nominees are either current or former chief executive officers or chairs of other large international corporations or have experience leading and operating large, complex academic or governmental departments. As such, they have a deep understanding of, and extensive experience in, many of the areas that are outlined below as being of critical importance to Citi’s proper operation and success. For the purposes of its analysis, the Board has determined that nominees who have served as a chief executive officer or a chair of a major corporation or large, complex institution have extensive experience with strategic planning, financial statement preparation, compensation determinations, regulatory compliance (if their businesses are or were regulated), corporate governance, public affairs, and legal matters.

www.citigroup.com

50	PROPOSAL 1: ELECTION OF DIRECTORS

In evaluating the composition of the Board, the Nomination, Governance and Public Affairs Committee seeks to find and retain individuals who, in addition to having the qualifications set forth in Citi’s Corporate Governance Guidelines, have the skills, experience and abilities necessary to meet Citi’s unique needs as a highly regulated financial services company serving clients within the United States and more than 180 markets around the globe. The Committee has determined it is critically important to Citi’s proper operation and success that its Board has, in addition to the qualities described above, expertise and experience in the following areas:

Citi’s Compensation, Performance Management and Culture Committee is responsible for determining the compensation of the CEO and approving the compensation of other executive officers of the Company and the EMT. In order to properly carry out its responsibilities with respect to compensation, Citi’s Board must include members who have experience evaluating the structure of compensation for senior executives. They must understand the various forms of compensation that can be utilized, the purpose of each type and how various elements of compensation can be used to motivate and reward executives and drive performance, while not encouraging imprudent risk-taking or simply having short-term goals.

Citi aspires to the highest standards of corporate governance and ethical conduct: doing what we say, reporting results with accuracy and transparency, and maintaining compliance with the laws, rules, and regulations that govern the Company’s businesses. The Board is responsible for shaping corporate governance policies and practices, including adopting the corporate governance guidelines applicable to the Company and monitoring the Company’s compliance with governance policies and the guidelines. To carry out these responsibilities, the Board must include experienced leaders in the area of corporate governance who must be familiar with governance issues, the constituencies most interested in those issues, and the impact that governance policies have on the functioning of a company.

Citi’s internal controls over financial reporting are designed to ensure that Citi’s financial reporting and its financial statements are prepared in accordance with generally accepted accounting principles. While the Board and its committees are not responsible for preparing our financial statements, they have oversight responsibility, including the selection of outside independent auditors, subject to stockholder ratification, and lead audit engagement partner. The Board must include members with direct or supervisory experience in the preparation of financial statements, as well as finance, audit, and accounting expertise.

Citi is a global leader providing financial services through the following business lines: (1) Services, (2) Markets, (3) Banking, (4) Wealth, and (5) U.S. Consumer Cards. Citi looks to its Board members with extensive financial services experience to assist it in evaluating its business model and strategies for reaching and servicing its clients.

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	51

As of December 31, 2025, Citi employs approximately 226,000 people in more than 90 countries. Human capital management is a critical capability for Citi’s Board given the strategic importance of maintaining a skilled, motivated workforce. Citi’s Board must include Directors who understand key issues related to human capital including training, talent and engagement, employee benefits, compensation programs, career trajectories, and U.S. and global labor issues. Having Directors with the appropriate expertise to review our succession strategy and leadership pipeline for key roles while taking into account Citi’s long-term corporate strategy is paramount to managing Citi’s resources—its employees. Citi seeks out Board members who have had experience overseeing and managing executive teams and a sizeable worldwide workforce, with an emphasis on development of human resources.

As a company with a broad international reach, Citi’s Board values the perspectives of Directors with international business or governmental experience or expertise in global economics. Citi’s presence in markets outside the United States is an important competitive advantage for Citi, because it allows us to serve U.S. and foreign businesses and individual clients whose activities span the globe. Directors with international business experience can use the experience that they have developed through their own business dealings to assist Citi’s Board and management in understanding and successfully navigating the business, political, and regulatory environments in countries in which Citi does or seeks to do business. Directors with global economics expertise can help guide Citi management in understanding the challenges faced by other markets and in developing its global strategy.

Citi and its subsidiaries are regulated and supervised by numerous regulatory agencies, both domestically and internationally, including in the U.S. the FRB, the OCC, the FDIC, the Consumer Financial Protection Bureau, and state banking and insurance departments, as well as international financial services authorities. Having Directors with experience interacting with regulators or operating businesses subject to extensive regulation is important to furthering Citi’s continued compliance with its many regulatory requirements and fostering productive relationships with its regulators. Given the critical importance of ethics, conduct and culture, Citi’s Board must include members with experience overseeing ethics and compliance and building an effective, values-based ethics and compliance program. In addition to the regulatory supervision described above, Citi is subject to myriad laws and regulations and is party to legal actions and regulatory proceedings from time to time. Citi’s Board has an important oversight function with respect to compliance with applicable requirements, which includes monitoring the progress of legal proceedings and evaluating major settlements.

Risk management is a critical function of a complex global financial services company and its proper supervision requires Board members with sophisticated risk management skills and experience. Directors provide oversight of the Company’s risk management framework, including the significant policies, procedures, and practices used in managing credit, market (trading and non-trading), liquidity, strategic, operational, compliance, reputation and certain other risks, and review recommendations by management regarding risk mitigation. Citi’s Board must include members with risk expertise to assist Citi in its efforts to properly identify, measure, monitor, report, analyze, and control or mitigate risk.

www.citigroup.com

52	PROPOSAL 1: ELECTION OF DIRECTORS

Sustainability matters are important business issues, with ties to both risk and opportunity. Citi has been engaged in sustainability for over 20 years and views the environment, sustainability and transparency as important aspects of stockholder and broader stakeholder value. Citi communicates its sustainability efforts to stockholders, clients and other stakeholders. Citi’s Board must include members with experience in the areas of climate-related issues and sustainable finance, community development, corporate social responsibility and other issues to help Citi navigate these complex and quickly evolving issues and to assist management in evaluating Citi’s policies and programs.

Citi has a long history as a technology innovator—Citibank, N.A. was one of the first banks to offer automatic teller machines for its customers during the 1970s. As Citi deploys new technology and platform innovations to gather, process, analyze, and provide information to execute transactions and meet the needs of its clients and customers, Citi must maintain efficient operations and a continuous focus on enhancing productivity to meet its operational and strategic goals, while mitigating technology risks through efforts to improve cybersecurity, data privacy, and data management efforts. The Board must include members who have knowledge and experience in technology, including such technology-centric issues as cybersecurity, Generative AI, data privacy and data management. Members of the Board must be qualified to provide oversight of the development and maintenance of Citi’s technology platforms; Citi’s compliance with regulatory requirements; Citi’s operational efficiency and productivity strategies; the operations and reliability of Citi’s systems; and the protection of client and customer data.

Director’s Qualifications and Skills Chart

Board Member	Compensation	Corporate Governance	Financial Reporting	Financial Services	Human Capital Management	International Business or Economics	Legal, Regulatory and Compliance	Risk Management	Sustainability	Technology: AI, Cybersecurity and Data Management
Cole	●			●	●	●	●	●		●
Costello		●	●	●			●	●		●
Dailey			●	●	●		●	●
Dugan	●	●	●	●			●	●	●
Fraser			●	●	●	●	●	●	●
Hennes	●			●	●		●	●
Henry	●	●			●	●			●
James	●	●	●		●			●		●
Moulds			●	●		●	●	●
Reiner	●	●		●	●	●				●
Taylor	●	●		●			●		●
Turley	●	●	●		●	●	●	●
von Koskull	●			●		●	●	●	●

● Primary Qualification

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	53

The Nominees

The following tables give information—provided by the nominees—about their principal occupation, business experience, and other matters.

Each nominee’s biography highlights his or her particular skills, qualifications, and experience that support the conclusion of the Nomination, Governance and Public Affairs Committee that the nominee is extremely qualified to serve on Citi’s Board.

Board Recommendation The Board of Directors recommends that you vote FOR each of the following nominees.

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Former Head of Legacy Franchises
Citigroup Inc.

●  Head of Legacy Franchises, Citigroup Inc. – 2022 to 2024

●  Head of Operations for Global Consumer Banking, Citigroup Inc. – 2020 to 2022

●  Head of Consumer and Small Business Banking Operations and Contact Centers, Wells Fargo – 2015 to 2020

●  Head, Retail Products and Underwriting, Bank of America Corporation – 2010 to 2015

Skills and Qualifications

Ms. Cole has been nominated to serve on the Board because of her significant and wide-ranging experience in the financial services industry. She has decades of experience leading global businesses and operations, as well as overseeing strategy, risk management and human capital management in regulated financial services companies. Ms. Cole’s experience leading consumer business operations, including at Citi, enables her to contribute to the Board’s oversight of Citi’s business operations, transformation execution and data and technology strategy. In addition, Ms. Cole’s leadership in Citi’s strategic re-organization and as a member of the Compensation Committee at Datadog, Inc. enable her to contribute meaningfully to the Board’s ongoing oversight of human capital management at Citi as it executes on its strategy and transformation. Her deep understanding of technology and risk matters in the financial services context position her well to facilitate the Board’s oversight of data, technology and risk matters at the firm.

Primary Qualifications

Titi Cole Age: 53

Director of Citigroup
since 2025

Director of Citibank, N.A.
since 2025

Other Public
Company Directorships:
Datadog, Inc.

Previous Directorships
within the past five years:
None

Other Activities:
The Sickle Cell Hope Alive Foundation (Executive Director), CARE USA (Board Trustee), the Council on Foreign Relations (Member), and the Executive Leadership Council (Member)

Financial Services
Human Capital Management
Risk Management
Technology: AI, Cybersecurity and Data Management

www.citigroup.com

54	PROPOSAL 1: ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Chair
Citibank, N.A.

●  Chair, Citibank, N.A. – 2025 to Present

●  President and CEO, BMO Financial Corporation and U.S. Country Head, BMO Financial Group – 2011 to 2013

●  Group Head, Personal and Commercial Banking, U.S. and President and Chief Executive Officer, BMO Harris Bank N.A., BMO Financial Group – 2006 to 2011

●  Vice Chairman and Head, Securitization and Credit Investment Management, Merchant Banking and Head of N.Y. Office, Capital Markets Group, BMO Financial Group – 2000 to 2006

●  Executive Vice President, Strategic Initiatives, Capital Markets Group, BMO Financial Group – 2000

●  Executive Vice President and Head, Global Treasury Group, BMO Financial Group – 1997 to 1999

●  Senior Vice President and Deputy Treasurer, Global Treasury Group, BMO Financial Group – 1995 to 1997

●  Managing Director and Regional Treasurer, Asia Pacific, Global Treasury Group, BMO Financial Group – 1993 to 1994

●  Managing Director and Head, North American Financial Product Sales, Global Treasury Group, BMO Financial Group – 1991 to 1993

Skills and Qualifications

Ms. Costello is an accomplished financial services executive who has been nominated to serve on the Board because of her extensive skills and knowledge in the areas of Financial Services, Risk Management, Financial Reporting, Operations and Technology, and Regulatory and Compliance. Because Citi is an international financial services company, having former banking executives with extensive banking experience, like Ms. Costello, as Board members enables the Board to provide knowledgeable oversight to its business and regulatory activities. In her 30 years at BMO Financial Group, a global financial institution, Ms. Costello acquired extensive experience in personal and commercial banking, wealth management, and capital markets businesses in Canada, Asia, and the U.S. In her roles in Global Treasury and Global Capital Markets, she gained experience in corporate, institutional, and investment banking, securities, trading, and asset management. As CEO of BMO Harris Bank N.A., Ms. Costello gained experience in personal and commercial banking, strategic planning, marketing, regulatory compliance, financial reporting, and personnel matters. Additionally, as CEO of BMO Financial Corporation and U.S. Country Head of BMO Financial Group, she gained further experience in regulatory compliance, including capital and resolution planning, risk management, and governance. Her prior board service at DH Corporation and Diebold Nixdorf provide her with experience in global operations and financial technologies businesses. Ms. Costello’s extensive financial services background also adds significant value to Citi’s and Citibank’s relationships with various regulators and stakeholders.

Ellen M. Costello Age: 71

Director of Citigroup
since 2016

Director of Citibank, N.A.
since 2024

Other Public
Company Directorships:
None

Previous Directorships
within the past five years:
Diebold Nixdorf, Inc.

Other Activities:
None

Primary Qualifications
Financial Reporting
Financial Services
Legal, Regulatory and Compliance
Risk Management

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	55

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Former Senior Deputy Comptroller for Bank Supervision Policy and Chief National
Bank Examiner, Office of the Comptroller of the Currency

●  Senior Deputy Comptroller for Bank Supervision Policy and Chief National Bank Examiner, Office of the Comptroller of the Currency – 2016 to 2019

●  Assistant Deputy Comptroller, Office of the Comptroller of the Currency – 2015 to 2016

●  Examiner-in-Charge – U.S. Bank, Office of the Comptroller of the Currency – 2010 to 2015

●  Deputy Comptroller – Large Bank Supervision, Office of the Comptroller of the Currency – 2001 to 2010

●  Examiner-in-Charge – Citibank, N.A., Office of the Comptroller of the Currency – 1997 to 2001

●  Various Roles, Office of the Comptroller of the Currency – 1983 to 1997

Skills and Qualifications

Ms. Dailey is an experienced former banking regulator who has been nominated to serve on the Board because of her extensive skills and knowledge in the areas of Financial Services, Financial Reporting, Regulatory and Compliance, and Risk Management. Ms. Dailey’s service as the former Senior Deputy Comptroller for Bank Supervision Policy and as the former Chief National Bank Examiner enables her to bring deep experience in risk management, banking, and financial regulation. In addition, her extensive financial services background adds significant value to Citi’s Board. Her 36 years of experience as a banking regulator gives her a unique understanding of our industry and insight into key issues facing financial institutions. Ms. Dailey’s extensive risk management, regulatory, compliance, and government affairs experience well qualify her to serve on Citi’s Board.

Primary Qualifications

Grace E. Dailey Age: 65
Director of Citigroup since 2019 Director of Citibank, N.A. since 2020 Other Public Company Directorships: None Previous Directorships within the past five years: None Other Activities: None
Financial Reporting
Financial Services
Legal, Regulatory and Compliance
Risk Management

www.citigroup.com

56	PROPOSAL 1: ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Lead Independent Director
Citigroup Inc.

●  Lead Independent Director, Citigroup Inc. – October 2025 to Present

●  Chair, Citigroup Inc. – January 2019 to October 2025

●  Director, Citigroup Inc. – 2017 to Present

●  Partner and Chair, Financial Institutions Group, Covington & Burling LLP – 2011 to 2017

●  Comptroller of the Currency – 2005 to 2010

●  Partner (1995 to 2005) and Of Counsel (1993 to 1995), Covington & Burling LLP

●  Assistant Secretary for Domestic Finance and Deputy Assistant Secretary for Financial Institutions Policy, U.S. Department of the Treasury – 1989 to 1993

●  Minority General Counsel and Counsel for the U.S. Senate Committee on Banking, Housing, and Urban Affairs – 1985 to 1989

Skills and Qualifications

Mr. Dugan is an experienced former banking regulator and former law firm partner who has been nominated to serve on the Board because of his extensive skills and knowledge in the areas of Risk Management, Compensation, Financial Services, Corporate Governance, and Legal, Regulatory and Compliance. Because Citi operates in a highly regulated industry, having Board members like Mr. Dugan, with valuable expertise and perspective in regulatory, legal, and compliance matters is vital to enhancing the Board’s oversight of the Company. During his tenure as Comptroller of the Currency, Mr. Dugan led the agency through the financial crisis and the ensuing recession that resulted in numerous regulatory, supervisory, and legislative actions for national banks. As a former partner at Covington & Burling LLP, Mr. Dugan advised financial institution clients, including boards of directors, on a range of issues arising from increased regulatory requirements resulting from the financial crisis, including the implementation of the Dodd-Frank Act. In the international arena, Mr. Dugan developed important expertise and insights from serving on the Basel Committee on Banking Supervision as it formulated the “Basel III” regulatory standards; chairing the Joint Forum of banking, securities, and insurance supervisors; performing an active role at the Financial Stability Board; and serving as a member of the Global Advisory Board of Mitsubishi UFJ Financial Group, Inc. Mr. Dugan also developed valuable perspective on accounting issues from his five years of service as Trustee of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board and the Government Accounting Standards Board.

Primary Qualifications

John C. Dugan Age: 70

Director of Citigroup
since 2017

Other Public
Company Directorships:
None

Previous Directorships
within the past five years:
None

Other Activities:
University of Michigan, “Michigan in Washington” program (Advisory Board)

Corporate Governance
Financial Services
Legal, Regulatory and Compliance
Risk Management

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	57

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Chair and Chief Executive Officer
Citigroup Inc.

●  Chair, Citigroup Inc. – October 22, 2025 to Present

●  Chief Executive Officer, Citigroup Inc. – February 26, 2021 to Present

●  President of Citi – October 2019 to February 2021

●  Chief Executive Officer, Global Consumer Banking – 2019 to 2020

●  Chief Executive Officer, Citi Latin America – 2015 to 2019

●  CEO, U.S. Consumer and Commercial Banking and CitiMortgage – 2013 to 2015

●  Global Head of Citi Private Bank – 2009 to 2013

●  Global Head of Strategy and Mergers & Acquisitions – 2007 to 2009

Skills and Qualifications

Ms. Fraser is an experienced financial services executive and finance professional who has been nominated to serve on the Board because of her extensive experience and expertise in the areas of Financial Services, Human Capital Management, Regulatory and Compliance, and International Business. Ms. Fraser has gained leadership experience as the President of Citi, extensive consumer business experience as the CEO of Citi’s Global Consumer Banking business, and as the CEO of Citi’s U.S. Consumer and Commercial Banking and Mortgage businesses. She also has experience in global and institutional business operations as the CEO of Citi Latin America, and strategic planning experience from her role as the Global Head of Strategy and Mergers & Acquisitions. With extensive knowledge and experience of Citi’s business segments as well as experience leading from the top of the house, Ms. Fraser is uniquely qualified to serve on the Board. In her previous role as President and in her current role as CEO of Citigroup Inc. she has gained extensive experience with Citi’s governance, regulatory interaction, human capital management, sustainability initiatives, and values and culture. She also brings significant risk management, regulatory, and international experience to our Board. The Board believes that Ms. Fraser, with her financial background, leadership and operational skills, and expertise in regulatory matters and banking, is a valuable resource for the Board.

Primary Qualifications

Jane Fraser Age: 58

Director of Citigroup
since 2020

Director of Citibank, N.A.
since 2020

Other Public
Company Directorships:
None

Previous Directorships
within the past five years:
None

Other Activities:
Financial Services Forum (Chair), U.S. - Saudi Business Council (Co-Chair), Council on Foreign Relations (Board Member), Harvard Business School - Board of Dean’s Advisors (Board Member), Stanford Advisory Board (Board Member), Business Roundtable (Board Member), and the Partnership for New York City (Board Member)

Financial Services
Human Capital Management
International Business or Economics
Risk Management

www.citigroup.com

58	PROPOSAL 1: ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Co-Founder and Partner
Atrevida Partners, LLC

●  Co-Founder and Partner, Atrevida Partners, LLC – 2007 to Present

●  Co-Founder and Partner, Promontory Financial Group – 2000 to 2006

●  Chief Executive Officer, Soros Fund Management – 1999 to 2000

●  Executive Vice President/Treasurer, Bankers Trust Corporation – 1987 to 1999

●  Audit Manager, Arthur Andersen & Co. – 1979 to 1987

Skills and Qualifications

Mr. Hennes is an experienced financial services professional who has been nominated to serve on the Board because of his considerable expertise in the areas of Compensation, Financial Services, Risk Management, Financial Reporting, and Regulatory and Compliance. Because Citi is an international financial services company with a need to ensure proper risk management, having an executive, like Mr. Hennes, with extensive institutional and risk management experience, enables the Board to provide knowledgeable oversight of Citi’s business and its risk management function. In his role as the Co-Founder of Atrevida Partners, LLC, a private asset management firm, and his prior experience at Promontory Financial Group and Bankers Trust Corporation, Mr. Hennes has developed wide-ranging skills and experience in financial services, risk management, regulatory compliance, corporate and investment banking, and securities and trading. While at Bankers Trust Corporation, Mr. Hennes served as Treasurer and was Chairman of Oversight Partners I, the consortium of 14 firms that participated in the equity recapitalization of Long-Term Capital Management. As the Chairman of Oversight Partners I, Mr. Hennes gained experience in credit and risk management, and personnel matters. In his capacity as CEO of Soros Fund Management, Mr. Hennes gained experience in investing, operational infrastructure, and trading, including arbitrage activities. Mr. Hennes’s experience as a Certified Public Accountant has also given him audit, financial reporting, and risk management expertise.

Primary Qualifications

Duncan P. Hennes Age: 69

Director of Citigroup
since 2013

Director of Citibank, N.A.
since 2013

Other Public
Company Directorships:
RenaissanceRe
Holdings Ltd.

Previous Directorships
within the past five years:
None

Other Activities:
None

Compensation
Financial Services
Legal, Regulatory and Compliance
Risk Management

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	59

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Stanford University: Class of 1984 Senior Fellow, Hoover Institution, and Senior
Fellow, Freeman Spogli Institute for International Studies

●  Stanford University: Class of 1984 Senior Fellow, Hoover Institution, and Senior Fellow, Freeman Spogli Institute for International Studies – September 2022 to Present

●  Dean Emeritus, New York University, Leonard N. Stern School of Business – December 2017 to Present

●  W. R. Berkley Professor of Economics and Finance, New York University, Leonard N. Stern School of Business – 2017 to 2022

●  Dean, New York University, Leonard N. Stern School of Business – 2010 to 2017

●  Faculty Member, Stanford University – 1997 to 2009

●  Fellow, National Science Foundation – 1993 to 1996

Skills and Qualifications

Mr. Henry, a leading academic and seasoned international economist, has been nominated to serve on the Board because of his extensive expertise in the areas of International Business and Economics, Risk Management, Human Capital Management, Sustainability, and Corporate Governance. As a renowned international economist, he shares important perspectives with the Board on emerging markets, which are important to Citi’s strategy. The experience he gained in his role as Dean of the Leonard N. Stern School of Business enables him to provide an important perspective to the Board’s discussions on public affairs, financial, and operational matters. As a member of the Board of Nike, Inc. and its Audit, Corporate Responsibility and Sustainability, and Governance Committees, Mr. Henry has gained knowledge about the consumer business environment, sustainability issues, and governance. Mr. Henry’s governmental advisory roles, including leadership of President Obama’s Transition Team’s review of international lending agencies and his service as an economic advisor to governments in developing and emerging markets, have given him valuable insights and perspectives on international business and financial services. Mr. Henry brings to the Board experience in executive leadership at a large private university, including a robust understanding of the issues facing companies and governments in both mature and emerging markets around the world.

Primary Qualifications

Peter B. Henry Age: 56

Director of Citigroup
since 2015

Other Public
Company Directorships:
Nike, Inc. and Analog Devices, Inc.

Previous Directorships
within the past five years:
None

Other Activities:
National Bureau of Economic Research (Chair), Protiviti (Advisory Board), Biospring Partners (Advisory Board), Makena Capital (Advisory Board), and Two Bridges Football Club (Board)

Corporate Governance
Human Capital Management
International Business or Economics
Sustainability

www.citigroup.com

60	PROPOSAL 1: ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Founder and CEO, Rule42

●  Founder and CEO, Rule42 – 2025 to Present

●  Founder, Former Chair and CEO, Ampere Computing – 2017 to 2025

●  Operating Executive, The Carlyle Group – 2016 to Present

●  President, Intel Corporation – 2013 to 2016

●  Executive Vice President of Intel Corporation – 2004 to 2013

●  Group Vice President and General Manager, Software Development – 2001 to 2004

●  Chief Operating Officer, Intel Online Solutions – 1999 to 2001

●  Chief of Staff to Intel Founder, Chairman and CEO Andrew Grove – 1995 to 1999

Skills and Qualifications

Ms. James is a seasoned technology leader with broad international operations experience managing large-scale, complex global operations and currently serves as the Founder and CEO of Rule42, a sports technology and investment group. An accomplished operational executive, Ms. James has been nominated to serve on the Board because of her expertise in the areas of Technology, AI, Cybersecurity and Data Management, Risk Management, Human Capital Management, Compensation, and International Business. Through her 28-year career as a technology executive at Intel and in her role as Founder, Chair and CEO of Ampere Computing, a private technology company, and her role as Operating Executive with the Media and Technology Practice at The Carlyle Group, a global investment firm, as well as in her role on the National Security Telecommunications Advisory Committee to the President of the United States, Ms. James has developed extensive expertise in cybersecurity and emerging technologies. These skills are particularly important to Citi as a member of an industry facing cyber threats and as a company embracing innovation and new technologies including Generative Artificial Intelligence. Through her career at Intel and her previous service on the boards of other prominent international companies (Oracle Corporation, Sabre Corporation, and Vodafone Group Plc), Ms. James has had executive experience with consumer risk management and corporate governance issues.

Primary Qualifications

Renée J. James Age: 61

Director of Citigroup
since 2016

Other Public
Company Directorships:
Portland General
Electric Co.

Previous Directorships
within the past five years:
Oracle Corporation

Other Activities:
President’s
National Security
Telecommunications
Advisory Committee
(Member and Prior
Chair) and University
of Oregon (Trustee)

Compensation
Human Capital Management
Risk Management
Technology: AI, Cybersecurity and Data Management

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	61

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Chair, Citigroup Global Markets Limited (CGML)

●  Chair, Citigroup Global Markets Limited (CGML), Citi’s International Broker Dealer – 2020 to Present

●  Chair, Financial Markets Standards Board – 2023 to Present

●  Senior Independent Director & Risk Committee Chair, IG Group Ltd – 2020 to Present

●  Board Chair, IG Group Ltd – 2019 to 2020

●  Group Chief Operating Officer, Barclays PLC – 2014 to 2016

●  CEO, Merrill Lynch International and EMEA Head – 2009 to 2013

●  Various Roles, Bank of America Merrill Lynch – 1995 to 2013, including as Head of International 2005 to 2009

●  Chair, International Swaps and Derivatives Association – 2004 to 2008

Skills and Qualifications

Jonathan Moulds is an experienced financial services executive who has been nominated to serve on the Board because of his extensive leadership experience within the financial services industry. His distinguished tenure as Chief Operating Officer at Barclays PLC, and leadership roles as Chair of both the Financial Markets Standards Board and the International Swaps and Derivatives Association, highlight his significant contributions to innovation, financial advancement, and operational efficiency. He brings comprehensive expertise in derivatives and other financial services products, developed through strategic initiatives he led throughout his career. Given Citi’s strategic focus on innovation in financial services products and its global presence, Mr. Moulds is exceptionally well positioned to provide critical strategic guidance. His unique perspective is instrumental in evaluating Citi’s overseas strategies for serving clients worldwide and overseeing international financial services markets. Furthermore, his background as an executive in a regulated industry provides invaluable guidance in navigating both financial and international regulatory engagement.

Primary Qualifications

Jonathan P. Moulds Age: 60

Director of Citigroup
since 2025

Other Public
Company Directorships:
None

Previous Directorships
within the past five years:
None

Other Activities:
Financial Markets Standards Board (Chair), IG Group Ltd (Senior Independent Director), IG North America (Director), Litigation Capital Management (Chair), London Symphony Orchestra Ltd (Trustee), Benedetti Foundation (Trustee), and J & A Beare Cultural Trust (Trustee)

Financial Services
International Business or Economics
Legal, Regulatory and Compliance
Risk Management

www.citigroup.com

62	PROPOSAL 1: ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Former Operating Partner
General Atlantic LLC

●  Operating Partner, General Atlantic LLC – September 2010 to December 2024

●  Senior Vice President and Chief Information Officer, General Electric Company – 1996 to 2010

●  Partner, Boston Consulting Group – 1986 to 1990

Skills and Qualifications

Mr. Reiner is an experienced executive who has been nominated to serve on the Board because of his experience in the areas of Technology, AI, Cybersecurity and Data Management, Financial Services, Compensation, Corporate Governance, and International Business. In his former role as Operating Partner of General Atlantic LLC, a private equity firm, he has continued to broaden his considerable expertise in technology and management. Through his tenure as Chief Information Officer at General Electric, Mr. Reiner gained extensive experience in the management of a large, complex, multinational operation, developing technology innovations, strategic planning, and marketing to an international consumer and institutional customer base. He also has significant knowledge and insight in information technology through his many years of service as a partner of Boston Consulting Group, where he focused on strategic issues for technology businesses and in advising on cybersecurity issues. Mr. Reiner’s expertise as an innovative technology leader assists Citi in meeting the operational, technology, and cybersecurity challenges inherent in operating a financial services company in the 21st century. Through his service on the Hewlett Packard Board of Directors, Mr. Reiner has developed additional leadership, sustainability and corporate governance expertise as the Chair of its Nominating, Governance and Social Responsibility Committee.

Primary Qualifications

Gary M. Reiner Age: 71
Director of Citigroup since 2013 Other Public Company Directorships: Hewlett Packard Enterprise Company Previous Directorships within the past five years: None Other Activities: None
Compensation
Corporate Governance
International Business or Economics
Technology: AI, Cybersecurity and Data Management

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	63

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Former Superintendent of Banks, State of New York

●  Vice Chair, Solera Capital LLC – 2014 to 2018

●  Managing Director, Wolfensohn Fund Management, L.P. – 2007 to 2014

●  Superintendent of Banks, State of New York – 2003 to 2007

●  Deputy Secretary, Governor Pataki, State of New York – 2002 to 2003

●  Chief Financial Officer, Long Island Power Authority – 2001 to 2002

●  Vice President, KeySpan Energy – 1999 to 2001

●  Assistant Secretary, Governor Pataki, State of New York – 1996 to 1999

●  Executive Vice President, Muriel Siebert & Company – 1993 to 1994

●  President, M.R. Beal & Company – 1988 to 1993 and 1995 to 1996

Skills and Qualifications

Ms. Taylor is an experienced financial services executive and former regulator who has been nominated to serve on the Board because of her wide-ranging experience in the areas of Financial Services, Regulatory and Compliance, Risk Management, Compensation, Corporate Governance, and Sustainability. Citi’s Board provides oversight of Citi’s banking businesses and regulatory relationships, areas where Ms. Taylor is highly skilled; it also provides oversight of Citi’s compensation programs and governance, including public affairs matters, where Ms. Taylor is able to use her valuable perspective to enhance the Board’s oversight. Ms. Taylor has broad bank regulatory and risk management experience, having served as the Superintendent of Banks for the New York State Banking Department. Her financial services experience includes in-depth private equity, fund management, and investment banking experience as a Vice Chair at Solera Capital LLC and as a Managing Director of Wolfensohn Fund Management, L.P., a fund manager; and Founding Partner and President of M.R. Beal & Company, a full-service investment banking firm. Ms. Taylor also served as Chief Financial Officer of the Long Island Power Authority. In addition, through her work on the Sotheby’s Compensation Committee, the Brookfield Properties Governance Committee, as Chair of Accion and former Chair of the New York Women’s Foundation and the YMCA of Greater New York, Ms. Taylor has gained additional knowledge in corporate affairs, corporate governance, financial reporting, compensation, and legal matters.

Primary Qualifications

Diana L. Taylor Age: 71

Director of Citigroup
since 2009

Director of Citibank, N.A.
since 2020

Other Public
Company Directorships:
Brookfield Corporation

Previous Directorships
within the past five years:
None

Other Activities:
Accion (Chair), Columbia Business School (Board of Overseers), Friends of Hudson River Park (Chair), Mailman School of Public Health (Board of Overseers), The Economic Club of New York (Member), Council on Foreign Relations (Member), Hot Bread Kitchen (Board Chair), Cold Spring Harbor Lab (Member), New York City Ballet (Board Chair), and Wilmers Integrity Prize (Board of Trustees)

Compensation
Corporate Governance
Legal, Regulatory and Compliance
Sustainability

www.citigroup.com

64	PROPOSAL 1: ELECTION OF DIRECTORS

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Former Chairman and CEO
Ernst & Young

●  Chairman and CEO, Ernst & Young – 2001 to 2013

●  Regional Managing Partner, Ernst & Young – 1994 to 2001

Skills and Qualifications

Mr. Turley, the retired Global Chair and CEO of Ernst & Young, brings to Citi his insights and expertise from his exceptional career in the accounting profession, both in the U.S. and internationally, as well as his executive experience from leading a major public accounting firm. Mr. Turley has been nominated to serve on the Board because of his extensive knowledge and expertise in the areas of Financial Reporting, International Business, Human Capital Management, Legal, Regulatory and Compliance, and Risk Management. As Chair of the Audit Committee and a member of the Risk Management Committee, Mr. Turley adds significant value to the Board’s oversight of financial reporting, regulatory matters, compliance, internal audit, legal issues, and risk management. Having served as Chair and CEO of Ernst & Young, he has developed significant expertise in the areas of compensation, litigation, and corporate governance. Mr. Turley, the former Chairman of the Board of Catalyst, is recognized as a champion of diversity, having received the prestigious Crystal Leadership Award for his support of equal marketplace access for women and the groundbreaking programs he oversaw at Ernst & Young that enable the strategic development of women-owned businesses, and provides guidance to Citi on diversity matters as well.

Primary Qualifications

James S. Turley Age: 70

Director of Citigroup
since 2013

Director of Citibank, N.A.
since 2013

Other Public
Company Directorships:
Emerson Electric Co.,
Northrop Grumman
Corporation, and
Precigen, Inc.

Previous Directorships
within the past five years:
None

Other Activities:
Boy Scouts of America (past Chair), Municipal Theatre Association of St. Louis (past Chair), Forest Park Forever (Board Member), and Concordance (Board Member)

Financial Reporting
Human Capital Management
Legal, Regulatory and Compliance
Risk Management

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	65

Name and Age at Record Date	Position, Principal Occupation, Business Experience and Directorships

Former President and Group Chief Executive Officer, Nordea Bank Abp

●  President and Group Chief Executive Officer, Nordea Bank Abp – 2015 to 2019

●  Executive Vice President and Head, Wholesale Banking, Nordea Bank Abp – 2011 to 2015

●  Executive Vice President and Head, Corporate Merchant Banking & Capital Markets, Nordea Bank Abp – 2010 to 2011

●  Managing Director and Partner; Head, Nordic Investment Banking, Goldman Sachs International – 2006 to 2010

●  Head, European Technology Banking, Goldman Sachs International – 2002 to 2006

●  Managing Director, Nordic M&A, Goldman Sachs International – 1998 to 2002

●  Managing Director, Nordic Investment Banking, UBS AG – 1994 to 1998

●  Head, Derivatives Marketing & Structuring, German Corporate Clients, Citibank – 1992 to 1994

Skills and Qualifications

Mr. von Koskull is an experienced international financial services executive and serves on the Board because of his extensive experience in the areas of International Business, Regulatory and Compliance, Financial Services, Risk Management, and Sustainability matters. Mr. von Koskull brings more than 35 years of experience in institutional and international finance having held several leadership positions at Nordea Bank Abp, including President and Group Chief Executive Officer. He has returned to Citi after overseeing derivatives marketing and structuring, leveraged finance, Nordic corporate coverage operations, and investment banking at the firm and at Goldman Sachs. Mr. von Koskull’s background as a financial services executive in Europe enhances the Board’s oversight of Citi’s international operations. His service on the boards of private entities engaged in addressing sustainability issues in Europe is beneficial to Citi as the knowledge and experience he has gained strengthens the Board’s oversight of Citi’s sustainability and net zero initiatives, among others. His experience as a leader of a foreign bank in a heavily regulated industry enables him to assist the Board in its oversight of Citi’s relationships and engagement with its regulators, including those in the U.K. and Europe.

Primary Qualifications

Casper W. von Koskull Age: 65

Director of Citigroup
since 2023

Other Public
Company Directorships:
None

Previous Directorships
within the past five years:
None

Other Activities:
European Business Leaders’ Convention (Chair) and Advancement of Finnish Securities Markets (Board Member)

Financial Services
International Business or Economics
Legal, Regulatory and Compliance
Sustainability

www.citigroup.com

66	PROPOSAL 1: ELECTION OF DIRECTORS

Directors’ Compensation

The key objectives of our Director Compensation Program are to attract qualified talent, provide pay that is commensurate with the substantial time commitment associated with service, and foster commonality of interest between Board members and our stockholders.

Directors’ compensation is determined by the Board, and the Nomination, Governance and Public Affairs Committee makes recommendations to the Board based on periodic benchmarking assessments and advice received from FW Cook, its independent advisor. In making recommendations to the Board, the Committee considers the competitive positioning of the aggregate and individual components of compensation, as well as the mix of pay and structure versus both direct competitors and other comparable organizations. The Committee also considers the unique skill set required to serve on our Board and the intense time commitment associated with preparation for and attendance at meetings of the Board and its committees as well as external commitments, such as engagement with our stockholders and regulators. Since our initial public offering in 1986, Citi has paid outside Directors all or a portion of their compensation in common stock to ensure that the Directors have an ownership interest in common with other stockholders.

Annual Cash Retainer and Deferred Stock Award
Non-employee Directors receive an annual cash retainer of $75,000 and a deferred stock award valued at $150,000. The deferred stock award is generally granted in early January. In the event a Director retires or resigns from the Board in the year for which an award is granted before attaining age 72, a pro rata portion of the award is forfeited, based on the number of full or partial calendar quarters served. The deferred stock award generally becomes distributable on the first anniversary of the date of the grant, and Directors may elect to defer receipt of the award beyond that date.

Fees for Service on Citi’s Board Committees, Citibank’s Board, and other Board Service

	Committee Fees(1)		Citi’s Board	Citibank’s Board(2)	TOC Lead Director
Lead Independent
Director Fee:	—	—	$500,000	—	—
Committee Chair Fee:	$50,000	$35,000		$50,000	—
Member Fee:	$30,000	$15,000	(3)	$25,000	$20,000

(1) Directors are permitted to receive all or a part of their Committee Fee(s) and Committee Chair Fee(s) in common stock.
(2) Mses. Cole, Costello, Dailey, Fraser, and Taylor and Messrs. Hennes and Turley serve on Citibank’s Board of Directors.
(3) Please see the Director Compensation Chart on page 68 for the amount of fees paid to each Board member.

●	Citi reimburses its Board members for expenses incurred in attending Board and Committee meetings or performing other services for Citi in their capacities as Directors. Such expenses include food, lodging, and transportation.
●	All Annual Retainers, Committee Fees, and Committee Chair Fees for Citi and Citibank are paid in four equal quarterly installments per annum. These fees are reported in the Non-Employee Director Compensation table on pages 68-69.

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	67

Former Chair / Lead Independent Director Compensation
Since Mr. Dugan’s initial appointment as Citi’s Chair in 2019, his annual total compensation from Citi has been $725,000. The Board believes the compensation for Mr. Dugan, who served as Board Chair for approximately six years until November of 2025, when he was appointed Lead Independent Director, is appropriate in light of the virtually full-time nature of his responsibilities, Mr. Dugan’s extensive experience and knowledge of the regulatory environment, and the compensation paid for similar roles among direct competitors, including U.S. and non-U.S. banks as well as other high-profile global organizations. In addition to his day-to-day leadership responsibilities and Board activities, since October of 2020 Mr. Dugan has also played an active and important role in connection with Citi’s transformation, including chairing the Transformation Oversight Committee, as Citi seeks to drive excellence in its risk management and controls environment, operations, and service to clients. He also engages regularly with Citi’s regulators, meets periodically with Citi's clients and meets at least annually with Citi’s institutional investors (see Stockholder Engagement and Stockholder Feedback on page 96 of this Proxy Statement).

Mr. Dugan, in his role as Lead Independent Director, will continue to perform many of the key leadership and oversight functions he did as Chair and will provide critical connectivity between Citi’s Chair and CEO and the independent directors. He will also continue to chair the Transformation Oversight Committee of the Board and maintain additional duties and responsibilities as outlined on page 35 of this Proxy Statement.

The components of Mr. Dugan’s compensation include his Chair Fee of $500,000 (redesignated Lead Independent Director Fee) plus fees that all Directors receive, which include the Retainer and Deferred Stock Award that total $225,000, as described above. These amounts remain unchanged from the amounts approved prior to Mr. Dugan’s initial appointment as Chair in 2019. While Mr. Dugan (i) actively serves as the Lead Independent Director; (ii) participates in three other Board Committees of which he is a member: Audit, Nomination, Governance and Public Affairs, and Risk Management; (iii) participates in ad hoc committees of which he is a member; and (iv) attends selected meetings of Board Committees of which he is not a member, Mr. Dugan waives all Committee Fees to which he is entitled.

What We Do
Citi’s Director Compensation Program is primarily equity based.
Directors have a robust Stock Ownership Commitment.
The maximum number of shares subject to awards to an individual Director in a calendar year, taken together with any cash fees paid during the calendar year to the Director for services as a member of the Board, may not exceed $1 million in value. While the Board may approve a higher limit for the Lead Independent Director, as noted above, amounts actually paid to the Lead Independent Director are substantially below the $1 million cap.
What We Don’t Do
Directors who are employees of Citi or its subsidiaries do not receive any compensation for their services as Directors.
Directors are not paid Meeting Fees.
Citi does not offer a Retirement Program for its Directors.
Directors are not permitted to hedge or pledge their Citi common stock or engage in speculative trading in Citi’s common stock. For more information on hedging, please see Citi’s Hedging Policies on page 43.

www.citigroup.com

68	PROPOSAL 1: ELECTION OF DIRECTORS

The following table provides information on 2025 compensation for non-employee Directors:

2025 DIRECTOR COMPENSATION

Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)(2)	Other Fees Earned or Paid in Cash ($)	Total ($)
Titi Cole	$210,833	$137,500	—	$348,333
Ellen M. Costello	$290,000	$150,000	—	$440,000
Grace E. Dailey	$211,667	$150,000	—	$361,667
Barbara J. Desoer	$71,667	$37,500	—	$109,167
John C. Dugan	$575,000	$150,000	—	$725,000
Duncan P. Hennes	$360,000	$150,000	—	$510,000
Peter B. Henry	$170,000	$150,000	—	$320,000
S. Leslie Ireland	$80,000	$75,000	—	$155,000
Renée J. James	$265,000	$150,000	—	$415,000
Jonathan P. Moulds*	$73,125	$81,250	$532,640	$687,015
Gary M. Reiner	$180,000	$150,000	—	$330,000
Diana L. Taylor	$252,500	$150,000	—	$402,500
James S. Turley	$261,667	$150,000	—	$411,667
Casper W. von Koskull*	$180,000	$150,000	$100,000	$430,000

*	Mr. Moulds serves as the independent Chair of the Board of Directors of CGML, a United Kingdom broker-dealer subsidiary of Citi. For his services in this role, he received an annual cash retainer totaling $532,640. Mr. Moulds’ Chair fee at CGML was determined through benchmarking, conducted by an external advisor, against FTSE 100/250 and U.K. financial services peers. This fee is explicitly linked to Mr. Moulds’ expected time commitment and committee responsibilities at CGML. Considering CGML’s extensive foreign regulatory requirements and the significant responsibilities held by Mr. Moulds at CGML, Citi believes his Chair fee is commensurate with his roles and duties. The amount paid to Mr. Moulds was converted from British pounds to U.S. dollars at the December 31, 2025 conversion rate used to prepare Citi’s financial statements (1 British pound = 1.34505 U.S. dollars). Mr. von Koskull is also a member of CGML’s Board, serving as a non-management director, for which he received an annual cash retainer totaling $100,000. The compensation for Messrs. Moulds’ and von Koskull’s services on CGML’s Board, as reflected in the Other Fees Earned or Paid in Cash column, is paid by CGML and not by Citigroup Inc.

(1)	Directors may elect to receive all or a portion of the cash retainer in the form of Citi common stock and may elect to defer receipt of Citi common stock. Certain Directors elected to defer receipt of the shares. Mr. Moulds elected to receive all of his Citigroup 2025 cash retainer and Committee Fees in deferred stock as represented in the chart below. Mr. Dugan elected to split his Lead Independent Director Fee with 50% in deferred stock and 50% in cash. Mr. Reiner elected to receive his cash retainer in stock (100%) but did not elect to defer receipt of the retainer; therefore, his 1,978 shares were distributed to him in 2025. The price used to determine the number of shares awarded was the average consolidated NYSE closing price of Citigroup common stock for the last five days of the last month of the quarter.

	Fees Paid Currently in Cash ($)	Deferred Fees to Be Paid in Stock
		Number of Units	Value of Units
Titi Cole	$210,833	—	—
Ellen M. Costello	$290,000	—	—
Grace E. Dailey	$211,667	—	—
Barbara J. Desoer	$71,667	—	—
John C. Dugan	$325,000	2,750	$250,000
Duncan P. Hennes	$360,000	—	—
Peter B. Henry	$170,000	—	—
S. Leslie Ireland	$80,000	—	—
Renée J. James	$265,000	—	—
Jonathan P. Moulds	$73,125	568	$60,697
Gary M. Reiner	$180,000	—	—
Diana L. Taylor	$252,500	—	—
James S. Turley	$261,667	—	—
Casper W. von Koskull	$180,000	—	—

Citi 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS	69

(2)	The values in this column represent the aggregate grant date fair values of the 2025 Deferred Stock Awards as computed in accordance with ASC 718. The number of deferred shares paid to each Director is the grant date fair value based on a grant date of January 2, 2025 and dividing the grant date fair value of the award by a grant price determined by the average NYSE closing prices of Citi’s common stock on the immediately preceding five trading days. The amounts in the chart below represent Deferred Stock Awards only and not shares awarded in lieu of the cash retainer and/or Chair or Committee Chair Fees. The grant date fair value of the Deferred Stock Awards is set forth below:

Director	Deferred Stock Granted in 2025 (#)	Grant Date Fair Value ($)
Titi Cole	1,905	$137,500
Ellen M. Costello	2,117	$150,000
Grace E. Dailey	2,117	$150,000
Barbara J. Desoer	529	$37,500
John C. Dugan	2,117	$150,000
Duncan P. Hennes	2,117	$150,000
Peter B. Henry	2,117	$150,000
S. Leslie Ireland	1,058	$75,000
Renée J. James	2,117	$150,000
Jonathan P. Moulds	972	$81,250
Gary M. Reiner	2,117	$150,000
Diana L. Taylor	2,117	$150,000
James S. Turley	2,117	$150,000
Casper W. von Koskull	2,117	$150,000

The aggregate number of shares of deferred stock outstanding at the end of 2025 was:

Director	2025
Titi Cole	1,938
Ellen M. Costello	68,787
Grace E. Dailey	2,172
John C. Dugan	33,958
Duncan P. Hennes	39,071
Peter B. Henry	29,855
S. Leslie Ireland	16,744
Renée J. James	31,085
Jonathan P. Moulds	1,553
Gary M. Reiner	2,117
Diana L. Taylor	59,912
James S. Turley	39,071
Casper W. von Koskull	5,273

www.citigroup.com

70

Audit Committee Report

The Audit Committee (Committee) operates under a charter that specifies the scope of the Committee’s responsibilities and how it carries out those responsibilities.

The Board of Directors has determined that all six members of the Committee are independent based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, risk management and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. KPMG LLP, Citigroup’s independent registered public accounting firm (independent auditors), is responsible for the integrated audit of the consolidated financial statements and internal control over financial reporting. The Committee’s responsibility is to monitor and oversee these processes and procedures. The members of the Committee are not professionally engaged in the practice of accounting or auditing and are not professionals in these fields. The Committee relies, without independent verification, on the information provided to it and on the representations made by management regarding the effectiveness of internal control over financial reporting, that the financial statements have been prepared with integrity and objectivity and that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Committee also relies on the opinions of the independent auditors of the consolidated financial statements and the effectiveness of internal control over financial reporting.

The Committee’s meetings facilitate communication among the members of the Committee, management, the internal auditors, and Citigroup’s independent auditors. The Committee separately met with each of the internal and independent auditors with and without management, to discuss the results of their examinations and their observations and recommendations regarding Citigroup’s internal controls. The Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Committee reviewed and discussed the audited consolidated financial statements of Citigroup as of and for the year ended December 31, 2025 with management, the internal auditors, and Citigroup’s independent auditors.

The Committee has received the written disclosures required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” The Committee discussed with the independent auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence.

The Committee has reviewed and approved the amount of fees paid to the independent auditors for audit, audit-related and tax compliance, and other services. The Committee concluded that the provision of services by the independent auditors did not impair their independence.

Based on the above-mentioned review and discussions, and subject to the limitations on our role and responsibilities described above and in the Committee charter, the Committee recommended to the Board that Citigroup’s audited consolidated financial statements be included in Citigroup’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

The Audit Committee:

James S. Turley (Chair)
Ellen M. Costello
Grace E. Dailey
John C. Dugan
Duncan P. Hennes
Renée J. James

Dated: March 31, 2026

Citi 2026 Proxy Statement

71

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected KPMG LLP (KPMG) as the independent registered public accounting firm of Citi for 2026. KPMG has served as the independent registered public accounting firm of Citi and its predecessors since 1969.

Arrangements have been made for representatives of KPMG to attend the 2026 Annual Meeting. The representatives will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate stockholder questions.

Disclosure of Independent Registered Public Accounting Firm Fees

The following summarizes KPMG’s aggregate fees for professional services rendered to Citi for the years ended December 31, 2025 and 2024.

	2025	2024
	(in millions of dollars)
Audit Fees	$88.8	$90.9
Audit-Related Fees	$31.2	$30.6
Tax Fees	$3.3	$4.7
Total Fees	$123.3	$126.2

Audit Fees

This includes fees earned by KPMG in connection with the annual integrated audits of Citi’s consolidated financial statements and internal control over financial reporting under Sarbanes-Oxley Section 404, audits of subsidiary financial statements, comfort letters and consents related to SEC registration statements, and other capital-raising activities and certain reports relating to Citi’s regulatory filings, reports on internal control reviews required by regulators, evaluation of accounting for completed transactions, and reviews of Citi’s interim financial statements.

Audit-Related Fees

This includes fees for services performed by KPMG that are closely related to audits and in many cases could only be provided by our independent registered public accounting firm. Such services may include accounting consultations, internal control reviews not required by regulators, securitization-related services, employee benefit plan audits, certain attestation services as well as certain agreed-upon procedures, and due diligence services related to contemplated mergers and acquisitions.

Tax Fees

This includes preparation and review of corporate tax returns, expense allocation reports for tax purposes, and other tax compliance services.

All Other Fees

There were no services provided under this fee category in 2024 and 2025.

www.citigroup.com

72	Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Approval of Independent Registered Public Accounting Firm Services and Fees

Citi’s Audit Committee has reviewed and approved all fees earned in 2024 and 2025 by Citi’s independent registered public accounting firm and actively monitored the relationship between audit and non-audit services provided. The Audit Committee has concluded that the fees earned by KPMG were consistent with the maintenance of the external auditors’ independence in the conduct of its auditing functions.

The Audit Committee must pre-approve all services provided and fees earned by Citi’s independent registered public accounting firm. The Audit Committee annually considers the provision of audit services and, if appropriate, pre-approves certain defined audit fees, audit-related fees, and tax-compliance fees with specific dollar-value limits for each category of service. The Audit Committee also considers on a case-by-case basis specific engagements that are not otherwise pre-approved (e.g., certain tax compliance engagements) or that exceed pre-approved fee amounts. On an interim basis, any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Chair of the Audit Committee for approval and to the full Audit Committee at its next regular meeting.

The Accounting Firm Engagement Procedure is the primary basis upon which management ensures the independence of its independent registered public accounting firm. Administration of the Procedure is centralized in, and monitored by, Citi’s Controllership function, which reports the engagements performed by KPMG throughout the year to the Audit Committee. The Procedure also includes limitations on the hiring of KPMG partners and other professionals to ensure that Citi satisfies applicable auditor independence rules.

KPMG has served as the independent registered public accounting firm of Citi and its predecessors since 1969. As in prior years, Citi and its Audit Committee have engaged in a review of KPMG in connection with the Audit Committee’s consideration of whether to recommend that stockholders ratify the selection of KPMG as Citi’s independent auditor for the following year. In that review, the Audit Committee considers both the continued independence of KPMG and whether retaining KPMG is in the best interests of Citi and its stockholders. Citi’s management prepares an annual assessment of KPMG for the Audit Committee that includes (i) the results of a management survey of KPMG’s overall performance; (ii) review of external data on audit quality and performance, including recent PCAOB reports on KPMG and its peer firms; (iii) an analysis of KPMG’s known legal risks and significant proceedings that may impair KPMG’s ability to perform Citi’s annual audit; and (iv) KPMG’s fees and services provided to Citi both on an absolute basis, noting, of course, that KPMG does not provide any non-audit services, other than those described in the Proxy Statement, to Citi, and compared to services provided by other auditing firms to peer institutions. In addition, KPMG reviews with the Audit Committee its analysis of its independence in accordance with the Accounting Firm Engagement Procedure and PCAOB Rule 3526. In performing its analysis, the Audit Committee considered the length of time KPMG has been Citi’s independent auditor, the breadth and complexity of Citi’s business and its global footprint and the resulting demands placed on its auditing firm in terms of expertise in Citi’s businesses, the quantity and quality of staff, and global reach. The Audit Committee also considered the potential benefits and challenges associated with audit firm rotation and decided that rotation is not in the best interests of Citi’s stockholders at this time. The Audit Committee recognized the ability of KPMG to provide both the necessary expertise to audit Citi’s business and the matching global footprint to audit Citi worldwide and other factors, including the policies that KPMG follows with respect to rotation of the key audit personnel, so that there is a new partner-in-charge at least every five years. Citi’s Audit Committee oversees the process for, and ultimately approves, the selection of the independent auditor’s lead engagement partner at the five-year mandatory rotation period. At the Audit Committee’s instruction, KPMG selects candidates to be considered for the lead engagement partner role, who are then interviewed by members of Citi’s senior management. After considering the candidates recommended by KPMG, senior management makes a recommendation to the Audit Committee regarding the new lead engagement partner. After discussing the qualifications of the proposed lead engagement partner with the current lead engagement partner and senior leadership of KPMG, the members of the Audit Committee, individually and/or as a group, interview the leading candidate. The Audit Committee then considers the appointment and votes as an Audit Committee on the selection. Based on the results of its review this year, the Audit Committee concluded that KPMG is independent and that it is in the best interests of Citi and its investors to appoint KPMG to serve as Citi’s independent registered public accounting firm for 2026.

Board Recommendation The Board recommends a vote FOR ratification of KPMG as Citi’s independent registered public accounting firm for 2026.

Citi 2026 Proxy Statement

73

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

We are seeking a nonbinding, advisory vote approving the compensation of our NEOs, as required by Section 14A of the Exchange Act and Rule 14a-21(a) thereunder. We ask for this advisory vote annually. You are asked to vote on the following nonbinding advisory resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.

Board Recommendation
The Board recommends a vote FOR Proposal 3, which is advisory approval of our executive compensation as disclosed in this Proxy Statement.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the compensation we paid to our NEOs for 2025, our executive compensation philosophy and the process by which the Compensation Committee makes executive compensation decisions. Our Compensation Discussion and Analysis is organized into the following sections:

•	2025 Named Executive Officer Annual Compensation (page 74)
•	2025 NEO Compensation Rationale (page 74)
•	Our Compensation Philosophy (page 75)
•	2025 Citi Performance (page 76)
	➢	Financial Pillar (page 76)
	➢	Risk and Control Pillar (page 77)
	➢	Leadership Pillar (page 79)
	➢	Client and Franchise Pillar (page 79)
•	2025 NEO Performance (page 80)
•	Components of Our Incentive Compensation Program (page 86)
	➢	Elements of Annual Compensation (page 86)
	➢	Performance Share Units (page 87)
	➢	Deferred Stock Awards (page 89)
•	Compensation Process and Governance (page 90)
	➢	Our Annual Compensation Process (page 90)
	➢	Our Compensation Peer Group (page 92)
	➢	Clawback Provisions (page 93)
	➢	Compensation Governance Practices (page 94)

The 2025 Summary Compensation Table, and accompanying tables and narrative disclosure, follow this Compensation Discussion and Analysis, beginning on page 98.

www.citigroup.com

74	PROPOSAL 3: ADVISORY VOTE TO APPROVE OUR 2025 EXECUTIVE COMPENSATION

2025 Named Executive Officer Annual Compensation

The Compensation Committee approved the annual compensation described below for our NEOs for 2025 performance.(1)

		Annual Variable Compensation					Equity-Based Awards
Name	Salary	Cash Bonus	Performance Share Units(2)	Deferred Stock	Total Compensation(3)		% of Annual Variable Compensation
Jane Fraser	1.5	6.1	20.3	14.2	42.0	(4)	85%
Mark Mason	1.0	8.4	6.3	6.3	22.0		60%
Viswas Raghavan	1.0	9.6	7.2	7.2	25.0		60%
Andrew Morton	1.0	9.4	7.1	7.1	24.6		60%
Ernesto Torres Cantú	3.0	5.0	3.7	3.7	15.5		60%

(1)	Dollar amounts in the table above are in millions.
(2)	Amounts paid in respect of Performance Share Units may differ from the amounts set forth in the table above based on Citi’s results during the applicable performance period, as described on pages 87 to 88.
(3)	Totals may not equal due to rounding.
(4)	Excludes the Special Award, which relates to long-term performance.

The table above is not the SEC-required 2025 Summary Compensation Table, which is on page 98.

2025 NEO Compensation Rationale

We refer to the Summary of 2025 Executive Compensation Decisions on pages 14 to 20 above for a detailed overview of the Compensation Committee’s CEO compensation determinations for 2025. Many of the factors noted therein also impacted the compensation determinations for other NEOs. A detailed discussion of Citi and NEO performance highlights is on pages 76 to 85.

Generally, the Compensation Committee’s compensation determinations for 2025 reflect its belief that management’s strategic and other priorities are sound and that management is executing on them promptly and thoughtfully, with an eye toward enhanced safety and soundness, improved returns and laying the foundation for long-term sustainable growth. These priorities include improved financial performance; executing on Citi’s transformation; aligning Citi’s organizational structure to its business strategy and increasing accountability, transparency and focus of execution for Citi’s businesses; and strengthening our leadership and talent.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	75

Our Compensation Philosophy

Our Compensation Philosophy is designed to encourage prudent risk-taking and management of controls while attracting the world-class talent necessary for our success.

The full statement of our Compensation Philosophy is available on our public website at www.citigroup.com.

Consistent with our Compensation Philosophy, we design our executive pay program to motivate balanced behaviors. The compensation of our executive officers is determined based on a disciplined policy of goal setting and measurement and assessment of performance against pre-established goals. Transparency, discipline and performance feedback are key factors in our approach to executive officer compensation. Implementation of the process spans the full year.

In January 2026, we added to our Compensation Philosophy a statement about limits we impose on the payment of cash severance to our executive officers.

www.citigroup.com

76	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

2025 Citi Performance

Pages 90 to 91 below describe our annual compensation process. As set forth on these pages, the Compensation Committee approves scorecard goals for each NEO early in the annual compensation cycle. The goals fall into four performance pillars: Financial, Risk and Control, Client and Franchise, and Leadership. The type and number of goals for each pillar vary by NEO, based on the nature of his or her position.

Before we address individual performance in respect of each of those pillars, the discussion on the pages that follow summarizes highlights of overall Company performance in 2025 in respect of our four performance pillars.

Financial Pillar

The Compensation Committee has seen specific and tangible results in financial performance resulting from efforts to transform the organization over the past few years, although our returns on capital are not yet where we would like them to be. The Compensation Committee believes that we enter 2026 with momentum and that we are well positioned to meet our financial objectives in the years ahead.

Citi demonstrated improved overall financial performance in 2025. Each of Citi’s five businesses—Services, Markets, Banking, Wealth and USPB—reported record revenues and improved their returns by between 250 and 800 basis points. The firm, as well as each of the five businesses, also achieved positive Operating Leverage for the second consecutive full year.

The firm’s 2025 net income was up 13% (27% excluding two notable items), revenues were up 6% (7% excluding a notable item) and RoTCE was up 70 basis points, in each case from 2024. Citi’s CET1 Capital Ratio was 13.2%. Citi also returned $17.6 billion to common stockholders in 2025 through dividends and stock repurchases.

In addition, for the one-, three- and five-year periods ending with 2025 our TSR has been 70.4%, 187.7% and 126.3%, respectively. We ranked first among all industry peers in this TSR performance for the one- and three-year periods ending with 2025. Citi’s 2025 stock price performance led all industry peers by a significant margin: 14 percentage points above the next-best performing peer. Citi’s 2025 TSR exceeded the performance of the S&P Financial Index benchmark by approximately 55.5 percentage points, referenced in our Pay for Performance table on page 105.

The following data was specifically considered by the Compensation Committee when awarding executive incentive compensation for 2025.

2025 FINANCIAL PERFORMANCE HIGHLIGHTS
RETURN ON ASSETS	REVENUE GROWTH	DILUTED EPS	TOTAL PAYOUT RATIO	BOOK VALUE PER SHARE	TANGIBLE BOOK VALUE PER SHARE

Services	• Revenues up 8%, another record year

Markets	• Revenues up 11%

Banking	• Revenues up 32%

Wealth	• Revenues up 14%

USPB	• Revenues up 5%

6% Revenue Increase 7% excluding notable item 7.7% RoTCE 8.8% excluding notable items	13.2% CET1 Capital Ratio $17.6 billion Returned to Common Stockholders in dividends and share repurchases

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	77

Risk and Control Pillar

As a systemically important financial institution for bank regulatory purposes, we have an obligation to implement sound risk management and controls practices. The following risk management and controls performance highlights were considered by the Compensation Committee when awarding executive incentive pay for 2025.

ANNUAL INDIVIDUAL PERFORMANCE ASSESSMENTS

Our compensation programs are designed in accordance with our responsibility to assume only risks that are prudent and to effectively manage those risks to protect the franchise. Our programs reinforce and are aligned with our risk governance framework. When making discretionary annual incentive compensation awards, we adjust the amounts upward to recognize exemplary behaviors and downward to disincentivize employees from taking inappropriate risks.

Our incentive compensation awards have the following important elements:

Risk Management and Controls

Our executive compensation framework takes risk management and controls into account in several ways, including:

•   using financial metrics that reflect risk as an element of each executive’s financial goals

•   evaluating risk management performance, including effectiveness of the control environment, as part of the performance assessment

•   utilizing reviews by our independent functions in our assessments for select risk-taking employee groups

•   providing for forfeiture and clawback of the deferred portion of incentive awards based on adverse risk outcomes

Identifying Covered Employees	We identify employees, including non-executive employees, whose activities may expose the organization to material amounts of risk. Through our systematic annual process, we identify the material risks to the firm and the employees with influence over those risks. We refer to those employees herein as “covered employees.”

Governance Process	Our executive compensation governance process ensures that risk management and controls performance is taken into account in evaluating performance for covered employees. Regulatory matters are reflected in performance assessments for covered employees and regulatory-related goals are cascaded to other employee performance evaluations as appropriate to the applicable roles throughout Citi.

Incentive Compensation Design	Our compensation structure includes deferral, forfeiture and clawback provisions intended to cover a range of behaviors. The portion of incentive awards that is subject to deferral increases with the size of incentive awards, which correlates with covered employee status, and our clawback rights are more robust overall for covered employees. Under our process, covered employees can receive adjustments to their incentive awards in amounts ranging from negative 100% to positive 25% of total compensation to reflect their performance rating for the Risk and Control Pillar.

Risk Reviews	Our Chief Risk Officer and Chief Compliance Officer report at least twice annually to the Compensation Committee on the design and operation of our incentive compensation program and our identification of covered employees.

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78	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

OUR JOURNEY

During 2025, strong execution advanced the work of our transformation program and delivered meaningful progress in our risk management and controls environment. This reflects five years of capable leadership, smart decisions and hard work. The following aspects of our transformation program are particularly notable.

•	Enterprise Risk Management has been enhanced end-to-end through the implementation of operating models, processes and firmwide technology enabling us to identify, measure, monitor and control risks more effectively and systemically. As an example, these improvements have significantly enhanced the quality of risk management for wholesale credit risk, loan operations and price risk. We are in a stronger position to understand and act to protect the firm when market events occur.
•	Controls have been simplified and standardized to be more effective, strategic and less manual, to protect Citi and our clients. This enables enhanced risk management across the full controls lifecycle—controls design, assessment, issue management and reporting. Outcomes of this work include strong payment and trade booking controls.
•	The Compliance Risk Management Framework has been overhauled to ensure adherence to applicable laws, rules and regulations and to enable consistent firmwide oversight, accountability, and timely remediation of compliance risks.
•	Capital Planning has strengthened the controls and governance for producing and monitoring capital and Risk-Weighted Assets (RWA) calculations. Processes have been enhanced to allow for better forecasting, reporting, and management of capital, leading to improved risk management and accurate, timely data for business and capital decisions.
•	Liquidity Management and Reporting has been enhanced through process, data and system improvements designed to ensure timely, accurate and complete reporting.
•	The Data Program showed marked progress and results against our data governance objectives. We are driving towards our data target state and have significantly simplified our data architecture, channeling all wholesale and retail data through two strategic data platforms which has streamlined the operational processes supporting filing of key regulatory reports. We are leveraging automation and AI and deploying controls to ensure accuracy, completeness and timeliness of our data, particularly for key regulatory reports.

The progress of our transformation is evidenced in part by the OCC’s removal in December 2025 of the July 2024 amendment to its 2020 Consent Order with Citibank.

In 2025, Citi approached the end of our international divestitures through significant milestones which allowed us to redeploy important resources to scalable institutional businesses across our unmatched global network.

•	Announced an agreement to sell our consumer business in Poland.
•	Announced the sale of a 25% stake in Grupo Financiero Banamex, S.A. de C.V. (Banamex) to one of Mexico’s most prominent investors and closed the transaction just three months after announcing it.
•	Wind down of our consumer business in China is complete.

Additionally, in early 2026, we announced agreements with several prominent institutional investors and family offices to sell in the aggregate an additional 24% stake in Banamex and closed the sale of our remaining institutional operations in Russia.

To further simplify our organization in 2025, we announced the integration of our U.S. Retail Banking business, formerly part of USPB, with our Wealth business to realize synergies and unify the management of our U.S. consumer deposit franchises. The new U.S. Consumer Cards (USCC) business, which includes Branded Cards and Retail Services, also formerly part of USPB, was created as one of Citi’s five core businesses. The USCC portfolio serves more than 70 million customers across the U.S. and partners with a range of iconic brands, including Citi’s premier partnerships with American Airlines and Costco.

In 2025, we further simplified our organization by realigning our operating model with our business strategy. We also started to streamline over 50 complex processes—from Know Your Customer (KYC) to loan processing—to reduce risk, enhance client experience, reduce costs, and integrate modern solutions, including responsible AI. Additionally, the progress we have made on technology modernization and automation included the following:

•	Enhanced and implemented automated controls to further mitigate risk of large erroneous payments in over 90 countries.
•	Completed migration of committed corporate loans to Citi’s strategic loans processing platform for North America.
•	Continued to optimize, modernize and simplify Citi by retiring or replacing 548 applications during 2025 (representing 9% of all applications).

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	79

Leadership Pillar

The management team has successfully advanced Citi’s strategy across its core businesses, navigating change and an uncertain economic environment. This is evident in the significant progress in regard to our risk management and controls transformation efforts, including the OCC’s removal in December 2025 of the July 2024 amendment to its 2020 Consent Order with Citibank, our international divestitures, the restructuring of our Retail Banking and U.S. Consumer Cards businesses and the continuing evolution of our leadership team.

Ms. Fraser’s own leadership was recognized by her appointment as Chair of the Board of Directors, indicating the company’s stability and her proven ability to drive progress. Ms. Fraser maintains a strong focus on relationships with key stakeholders, including investors, regulators, clients, and employees, building trust and credibility that reinforces Citi’s standing in the global financial industry. This extends to her interactions with peer CEOs and governments. She has established herself as a brand ambassador for Citi. She has a domestic and global presence and has shown herself adept at agilely navigating changes in the global public sector and market environments. The work of the leadership team that Ms. Fraser has put in place is a key factor supporting this recognition.

Finally, the Compensation Committee took note of progress in the feedback received in Citi’s annual Voice of the Employee survey. In 2025, the survey achieved an 83% participation rate. Most notably, the survey indicated that 81% of respondents believe that Citi is making necessary changes to compete effectively, up five percentage points from 2024. The Compensation Committee has concluded that management is committed to making Citi a simpler, more agile company, reducing barriers to faster decision-making and improved client service.

Client and Franchise Pillar

The success of our client and franchise efforts depends on a long-term, firmwide approach. Last year in this space we focused on our Services business. This year, we highlight the progress that our Banking business made in 2025.

BANKING

The business of corporate banking is arguably the highest profile business in our industry, even if other business lines may generate higher revenues and income. Its high-profile status in the industry and with the public at large derives from the wide attention given in the media and elsewhere to the world of corporate merger and acquisition activity, initial public offerings and other important and exciting corporate events.

While all five of our businesses achieved record revenues in 2025, Banking saw the largest growth, finishing the year up 32% on a year-over-year basis. Investment banking fees were up 20% from 2024. Banking’s performance represented a record year, including the best quarter and year for M&A revenues in Citi’s history, as we gained market share in our target sectors as well as in Leveraged Finance and with Private Capital Sponsors, resulting in an 11.3% RoTCE for the business.

Regarding deal activity, Citi had a role in 15 of the 25 largest investment banking transactions of the year, including advising Boeing, Pfizer, Nippon Steel, Mars, Johnson & Johnson, Blackstone and TPG. This all drove a 30-basis point year-over-year increase in our investment banking wallet share. Importantly, we grew cross-product revenues across corporate and commercial clients. While revenues were up 32%, we kept expenses flat, showing the discipline we are applying to this business.

The many important merger and acquisition transactions in which Banking played a key role in 2025 include:

•   Paramount / Warner Bros.: $110.5bn largest deal in 2025

•   Charter / Cox: $36.1bn third-largest media and telecom deal in 2025

•   DB / Waters: $15.5bn second-largest healthcare deal in 2025

•   Boeing / ThomasBravo: $10.6bn fifth-largest sponsor-led tech deal in 2025

•   Nippon Steel / United States Steel: $14.9bn largest metals and mining deal completed in 2025

www.citigroup.com

80	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

These statistics reflect deep competitive progress. Part of that progress consists of prior talent investments paying off, driving share gains. Citi is committed to continuing to bring in top talent to fill our remaining gaps, notably in North America. As we promote our banking stars of the future and build on additions to our investment banking team to climb the league rankings and cement our reputation among clients as a market leader, we will continue to emphasize cross-border capabilities that none of our competitors can match.

EXTERNAL RECOGNITION

Various datapoints suggest that Citi is experiencing a resurgence in its external reputation. Included among the 2025 datapoints were the following.

•	In 2025, Citi won a record 52 global, regional and local market awards from Euromoney Magazine, including the “Banker of The Year” award for Ms. Fraser. The Banker of The Year award recognized Ms. Fraser’s unique leadership style and ability to influence significant change across Citi, highlighting Citi’s record financial performance in recent quarters and across each of our five businesses. The awards also included the World’s Best Investment Bank for Financing, Debt Capital Markets (DCM), Research and Digital Banking for Large Corporates, and various regional awards.
•	Citi is equally proud to have been recognized with the American Banker’s Innovation of the Year Award in the
On-Chain Finance category for Citi Token Services. The award recognizes Citi’s leadership in delivering cutting-edge tokenized solutions that provide real-time, 24/7, next-generation transaction banking services for some of the world’s largest global clients.
•	Ms. Fraser has been awarded a number of notable personal honors, including her 2025 election as the Chair of the Financial Services Forum, an economic policy and advocacy organization whose members are the eight largest and most diversified financial institutions headquartered in the United States, and her 2025 appointment as Co-Chair of the Board of the U.S.-Saudi Business Council.

As one media outlet reported in late December 2025, in a summary of the direction of our external reputation, “Citigroup’s gamble is a bet on the resilience of the global economy and the transformative power of a unified corporate strategy. After years of playing defense, the bank is finally back on the offensive, and the results of this strategic pivot will resonate across Wall Street for years to come.”

2025 NEO Performance

The foregoing sections of our Compensation Discussion and Analysis set forth the 2025 annual compensation of our NEOs and summarize our firmwide performance highlights in the four performance pillars of our compensation accountability rationale tool (CART)—Financial, Risk and Control, Client and Franchise, and Leadership—during 2025.

The following provides individual details concerning the decisions made by the Compensation Committee in respect of 2025 compensation for our NEOs.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	81

Jane Fraser CEO

2025 Annual Incentive Compensation:

Key Compensation Committee Considerations

•   Ms. Fraser delivered record financial results for Citi.

•   Ms. Fraser advanced the firm’s strategic and client-focused objectives.

•   Ms. Fraser demonstrated exceptional leadership in a dynamic environment.

•   Ms. Fraser led significant progress on the firm’s transformation and risk management and controls commitments.

•   The benchmark compensation amount used as a starting point for Ms. Fraser’s compensation decision was the market benchmark.

•   Ms. Fraser’s final total (base salary plus incentive) compensation amount for 2025 reflected upward adjustments to reflect performance in the Financial, Risk and Control, Client and Franchise, and Leadership pillars.

•   Total compensation: $42.0 million.

Ms. Fraser’s Dashboard for 2025:
Financial:	2025 Result
Citigroup Income from Continuing Operations Before Taxes	$19.8 billion
Citigroup Operating Leverage	266 bps
Citigroup Return on Common Equity	6.8%
Citigroup Return on Tangible Common Equity	7.7%

•    2025 was a year of significant progress that demonstrated that the investments made are driving strong top-line growth. Building on our 2023 organizational simplification, Ms. Fraser continues to streamline operations and enhance efficiency across the organization.

•    Despite an uncertain macroeconomic and geopolitical environment marked by ongoing conflicts, tariff instability, and inflationary pressures, Citi maintains robust capital, liquidity, and reserves, ensuring a strong financial footing.

•    Ms. Fraser has prioritized investments in transformation efforts and consistently ensured that Citi delivers its regulatory capital commitments.

Risk and Control:

•    In 2025, Citi’s top priority remained its transformation, with material progress made, with most associated programs reaching or nearing their target state and as evidenced by the OCC’s removal of a July 2024 amendment to the 2020 Consent Order.

•    Ms. Fraser has led a significant turnaround on the transformation and related risk management and controls performance across Citi.

•    Ms. Fraser’s ongoing engagement with regulators is also noted favorably by the Board.

Client and Franchise:

•    Ms. Fraser continues to excel in client and franchise outcomes by demonstrating a strong client-centric approach and leading the alignment of Citi’s strategy, structure, and culture.

Leadership:

•    Ms. Fraser has successfully advanced Citi’s strategy across its core businesses, navigating change and an uncertain economic environment. This is evident in the significant progress on transformation efforts, including the removal in December 2025 of the July 2024 amendment to the OCC’s 2020 Consent Order with Citibank, divestitures, and the evolution of the leadership team. Ms. Fraser’s leadership was further recognized by her appointment as Chair of the Board of Directors.

•    Ms. Fraser maintains a strong focus on relationships with key stakeholders, including investors, regulators, clients, and employees, building trust and credibility that reinforces Citi’s standing in the global financial industry. She has established herself as a brand ambassador for Citi and has a global presence.

www.citigroup.com

82	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

Mark Mason CFO*

2025 Annual Incentive Compensation:

Key Compensation Committee Considerations

•    Mr. Mason’s performance in 2025 was exceptional and he made critical contributions across all pillars. This reflects both his individual impact and his leadership in advancing the firm’s strategic objectives.

•    Mr. Mason’s outperformance in the Risk and Control pillar and his leadership in achieving the firm’s strong financial results were foundational to a successful year.

•    The benchmark compensation amount used as a starting point for Mr. Mason’s compensation decision was the market benchmark adjusted to reflect experience and time in this role.

•    Mr. Mason’s final total (base salary plus incentive) compensation amount for 2025 reflected upward adjustments to reflect performance in the Financial, Risk and Control, Client and Franchise, and Leadership pillars.

•    Total compensation: $22.0 million.

Mr. Mason’s Dashboard for 2025:
Financial:	2025 Result
Citigroup Income from Continuing Operations Before Taxes	$19.8 billion
Citigroup Operating Leverage	266 bps
Citigroup Return on Common Equity	6.8%
Citigroup Return on Tangible Common Equity	7.7%

•   Under Mr. Mason’s leadership, Citi finished the year in a position of strength, with continued momentum going into 2026.

•    Mr. Mason led the firm in achieving consistent revenue growth, disciplined expense management, and improved return on and return of capital, which is reflected in the full-year financial results.

Risk and Control:

•    Mr. Mason has demonstrated strong leadership and made significant contributions, successfully driving material reductions in significant risk management and controls issues and delivering enhanced capabilities.

•    Mr. Mason maintained a strong tone from the top, holding his team accountable for timely and sustainable progress on regulatory commitments throughout 2025.

Client and Franchise:

•    Mr. Mason led exceptional investor and rating agency engagement.

•    Mr. Mason drove substantial technology modernization efforts, and significant operational efficiencies and process simplification.

•    Mr. Mason provided critical support and achieved notable outcomes across key business units.

•    Mr. Mason continued to successfully engage with our investor and analyst base with his honesty, transparency, forthrightness and ability to clearly explain complex topics.

Leadership:

•    Mr. Mason ably led our Finance team this year with a focus on execution and strengthening the leadership team. He ensured the delivery of our 2025 financial plan in the face of a very different macroeconomic and geopolitical context than expected.

•    Mr. Mason exhibited strong leadership and sustained focus on successfully delivering multiple critical regulatory outcomes. He drove material improvements in risk management and controls and fostered positive and transparent engagement with regulators.

•    Mr. Mason championed important talent development and engagement initiatives within the Finance function.

* Mr. Mason was replaced by Mr. Gonzalo Luchetti as Citigroup’s Chief Financial Officer effective March 2, 2026. Mr. Mason became Executive Vice Chair of Citi and Senior Executive Advisor to Citi’s Chair and CEO (both non-Board roles) effective March 2, 2026.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	83

Viswas Raghavan Head of Banking

2025 Annual Incentive Compensation:

Key Compensation Committee Considerations

•   Mr. Raghavan delivered exceptional performance in 2025, including strong financial results, client and franchise growth, impactful leadership, and significant progress in the risk management and controls environment.

•   The benchmark compensation amount used as a starting point for Mr. Raghavan’s compensation decision was the market benchmark.

•   Mr. Raghavan’s final total (base salary plus incentive) compensation amount for 2025 reflected upward adjustments to reflect performance in the Financial, Client and Franchise, and Leadership pillars.

•   Total compensation: $25.0 million.

Mr. Raghavan’s Dashboard for 2025:
Financial:	2025 Result
Citigroup Income from Continuing Operations Before Taxes	$19.8 billion
Banking Income from Continuing Operations Before Taxes	$3.0 billion
Citigroup Operating Leverage	266 bps
Banking Operating Leverage	3,281 bps
Citigroup Return on Common Equity	6.8%
Citigroup Return on Tangible Common Equity	7.7%
Banking Return on Tangible Common Equity	11.3%

•   Mr. Raghavan’s financial responsibilities include overseeing Citi’s Corporate, Commercial, and Investment Banking activities, driving global resource delivery across nearly 100 markets and shaping and implementing Citi’s firmwide strategy as Executive Vice Chair. His strategic performance was instrumental in achieving favorable financial results.

•   Mr. Raghavan oversaw a significant increase in year-over-year revenues and investment banking fees while expenses remained flat, demonstrating robust financial management.

Risk and Control:

•   Mr. Raghavan consistently demonstrates strong leadership and a strategic approach, effectively balancing business objectives with robust risk management and controls.

Client and Franchise:

•   Mr. Raghavan provided strong client engagement and productivity and achieved strong cross-sell rates.

•   Mr. Raghavan led several efforts to re-orient and better organize business generation efforts, and was instrumental in gaining market share in key areas like M&A and debt capital markets.

Leadership:

•   Mr. Raghavan has made exemplary contributions as a change agent for the business. He successfully recruited key talent, enhanced the firm’s visibility, and fostered a more performance-driven culture.

www.citigroup.com

84	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

Andrew Morton Head of Markets

2025 Annual Incentive Compensation:

Key Compensation Committee Considerations

•   Mr. Morton has provided outstanding performance in the Risk and Control, Financial, and Client and Franchise pillars.

•   Mr. Morton’s consistent leadership has positioned the Markets business for continued success.

•   The benchmark compensation amount used as a starting point for Mr. Morton’s compensation decision was the market benchmark.

•   Mr. Morton’s final total (base salary plus incentive) compensation amount for 2025 reflected upward adjustments to reflect performance in the Financial, Risk and Control, and Client and Franchise pillars.

•   Total compensation: $24.6 million.

Mr. Morton’s Dashboard for 2025:
Financial:	2025 Result
Citigroup Income from Continuing Operations Before Taxes	$19.8 billion
Markets Income from Continuing Operations Before Taxes	$7.7 billion
Citigroup Operating Leverage	266 bps
Markets Operating Leverage	413 bps
Citigroup Return on Common Equity	6.8%
Citigroup Return on Tangible Common Equity	7.7%
Markets Return on Tangible Common Equity	11.6%

•   Mr. Morton’s financial pillar responsibilities include overseeing performance across Rates, Foreign Exchange, Spread Products, Commodities and Equities. The macroeconomic environment in 2025 was overall favorable, with constructive volatility stemming from U.S. tariff activity and geopolitical tensions, resulting in a conducive trading environment for both client activity and wallet mix.

•   Mr. Morton demonstrated exceptional financial leadership, significantly exceeding revenue, net income, and RoTCE targets for the year. He was able to navigate a complex market and deliver outstanding financial results.

Risk and Control:

•   Mr. Morton led successful consent order completions and program-level progress. His performance is evidenced by strong executive scorecard metrics.

Client and Franchise:

•   Mr. Morton has demonstrated strong performance and strategic leadership in enhancing the client experience, driving employee engagement and advancing technology.

•   Mr. Morton’s focus on clients and franchises yielded impressive results, including exceeding client onboarding targets and significantly improving employee engagement scores.

Leadership:

•   Mr. Morton has continued to demonstrate strong, decisive leadership, navigating a complex market landscape with a focus on strategic initiatives.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	85

Ernesto Torres Cantú Head of International

2025 Annual Incentive Compensation:

Key Compensation Committee Considerations

•   Mr. Torres Cantú’s performance in 2025 was distinguished by his exemplary leadership and significant outperformance in achieving key client and franchise outcomes.

•   Mr. Torres Cantú’s critical contributions to Citi included strong management of the risk and control environment and solid financial results.

•   The benchmark compensation amount used as a starting point for Torres Cantú’s compensation decision was his prior-year total compensation.

•   Mr. Torres Cantú’s final total (base salary plus incentive) compensation amount for 2025 reflected upward adjustments to reflect performance in the Client and Franchise and Leadership pillars.

•   Total compensation: $15.5 million.

Mr. Torres Cantú’s Dashboard for 2025:
Financial:	2025 Result
Citigroup Income from Continuing Operations Before Taxes	$19.8 billion
Citigroup Operating Leverage	266 bps
Citigroup Return on Common Equity	6.8%
Citigroup Return on Tangible Common Equity	7.7%

•   Mr. Torres Cantú’s financial responsibilities include defining and executing strategic priorities, driving the delivery of Citi’s coverage and Client capabilities.

•   He made significant progress on the divesture of our international consumer businesses while maintaining franchise value and ensuring operational stability, including managing the agreement to sell our consumer business in Poland, closing the sale of the 25% equity stake in Banamex and closing the sale of our remaining institutional operations in Russia. His 2025 performance supported strong financial results, including exceeding international client revenue targets and maintaining expense discipline.

Risk and Control:

•   Mr. Torres Cantú’s key executive scorecard metrics were met, including delivering on specific regulatory commitments, which improved the overall risk management and controls environment.

Client and Franchise:

•   Mr. Torres Cantú’s leadership in 2025 was pivotal in advancing key client and franchise objectives, including progressing critical programs like the Banamex divestiture, exceeding talent mobility targets and increasing the international investment banking wallet share.

Leadership:

•   Mr. Torres Cantú’s approach, strategic vision and dedication have defined the value of “we take ownership” and been pivotal in successfully advancing critical firm objectives.

www.citigroup.com

86	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

Components of Our Incentive Compensation Program

Elements of Annual Compensation

The total incentive compensation awarded to executive officers is delivered in three parts: (a) annual cash bonus; (b) Deferred Stock Awards, the value of which depends on our stock price; and (c) PSUs, the value of which, if any, depends on our stock price and achievement of performance goals.

Our incentive awards foster a balance between annual and long-term components, with the majority of incentive compensation delivered in awards that pay out over multiple years. Long-term incentives, including both PSUs and Deferred Stock Awards, are subject to performance-based vesting criteria. In determining the percentages to grant of each award type, the Compensation Committee considered applicable regulatory requirements and guidelines as well as market practices.

ELEMENT	AWARD TYPE	PORTION OF TOTAL INCENTIVE COMPENSATION	PERFORMANCE LINK AND VESTING	COMPENSATION TYPE
Salary	N/A	N/A	• Fixed portion of total pay at a competitive level that enables us to attract and retain talent	Cash
Short-Term Incentive	Annual Bonus	CEO: 15% Other NEOs: 40%	• Performance assessment determines amount	Cash
Long-Term Incentives	Performance Share Units	CEO: 50% Other NEOs: 30%

•

Performance assessment and share price determine target number of units

•

Earned units are based on financial metrics over a three-year performance period (a description of the metrics for 2026 awards is included on pages 87 to 88)

•

Earned units are paid following a three-year performance period

•

Ultimate realizable value is based on performance achievement and TSR

•

Award capped at 100% of target if our TSR is negative over performance period

•

Subject to cancellation and clawbacks

Equity-linked, performance-based and cash-settled
	Deferred Stock Awards	CEO: 35% Other NEOs: 30%

•

Performance assessment and share price determine number of shares

•

Ultimate realizable value is based on future share price

•

Settled ratably over a four-year period

•

Subject to cancellation and clawbacks including the performance-based vesting condition described on page 93

Equity

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	87

Performance Share Units

Under the general structure of our annual executive compensation program, 50% of CEO variable pay and 30% of other NEO variable pay is awarded as PSUs.

2026 PSU AWARD DESIGN

The following summarizes the terms of PSUs awarded in 2026 in respect of performance during 2025 (2025 PSUs). The performance metrics approved for the 2025 PSUs are RoTCE and TBVPS, and cover the period January 1, 2026 through December 31, 2028. The RoTCE metric is the same as used for PSUs awarded in 2025. The TBVPS grid metrics have been increased, consistent with past practice.

METRIC PERFORMANCE AND RELATED EARNED PSUs

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88	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

AWARD FEATURE	PERFORMANCE YEAR 2025 PSU DESCRIPTION
Performance Period	• January 1, 2026 through December 31, 2028
Target Number of PSUs

•

Target is derived from the portion of the total incentive award allocated to the PSU program divided by the average of the closing prices of our common stock for the five trading days immediately preceding the February 11, 2026 grant date ($120.356).

Performance Metrics and Targets	WEIGHTED AVERAGE RoTCE (50%)

•

RoTCE for each year is net income (less preferred dividends) divided by Average Tangible Common Equity for the year.

•

Average RoTCE is a weighted average of annual RoTCE performance for 2026, 2027 and 2028, in the following proportion: 20%/30%/50%. The weighting gives greater import to RoTCE performance during the medium and long terms, while creating accountability for achievement of incremental performance in the near term.

• For purposes of relative performance, the peer group consists of Bank of America, Barclays, Deutsche Bank, Goldman Sachs, HSBC, JPMorgan Chase, Morgan Stanley, UBS, and Wells Fargo.
	CUMULATIVE TBVPS (50%)	• Cumulative TBVPS is determined by adding the TBVPS as of December 31, 2026, 2027 and 2028.
Performance between fixed outcomes as set forth above is determined by straight-line interpolation. Relative Performance for the RoTCE metrics is based on change in RoTCE for the performance period and is determined as follows:
Relative Change in RoTCE	PSUs Earned
<50th percentile	0%-100%
50th-75th percentile	100%-150%
>75th percentile	150%
TSR Factor	• The number of PSUs that may be earned is capped at target if our TSR is negative over the three-year performance period, regardless of the outcome of the performance metrics.
Award Delivery

•

After the end of the performance period, the number of earned PSUs will be multiplied by the average of our common stock price over the 20 trading days preceding the final vesting date, and the resulting value will be paid in cash, except as required by law. This practice links the payout to changes in the price of our common stock while limiting stockholder dilution.

Vesting	• PSUs are subject to three-year cliff vesting with a provision for early retirement.
Dividend Equivalents	• Dividend equivalents will be accrued and paid on the number of earned PSUs after the end of the performance period; dividend equivalents on PSUs that are not earned will be forfeited.
Cancellation and Clawbacks	• PSUs are subject to cancellation and clawback provisions.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	89

PERFORMANCE SHARE UNIT PAYOUTS

The chart below illustrates the components of the payout amounts for PSUs settled in 2024 through 2026, illustrating the relative impact of stock price change and operational performance metrics.

51.2% of PSUs awarded in 2023 and settled in 2026 were earned based on performance against operational financial metrics during the performance period, including positive and negative equitable adjustments for 2025 as required under the applicable award agreements for unusual and non-recurring items arising from the impacts of restructuring, separations, goodwill impairment, currency reserves in certain jurisdictions and an FDIC special assessment (net $2.153 billion increase in earnings before taxes).

PSU PAYOUT – AWARDS SETTLED IN 2024–2026

Deferred Stock Awards

Under the general structure of our executive compensation program, 35% of CEO variable pay and 30% of other NEO variable pay is awarded as Deferred Stock Awards.

AWARD FEATURE	DEFERRED STOCK AWARD DESCRIPTION
Vesting Period	Vests 25% each year over a four-year period, subject to a provision for early retirement.
Number of Shares	The number is derived from the portion of total incentive award allocated to Deferred Stock Awards divided by the average of the closing prices of our common stock for the five trading days immediately preceding the February 11, 2026 grant date ($120.356).
Dividend Equivalents	Dividend equivalents will be accrued and paid on vested shares after the end of the vesting period; dividend equivalents on Deferred Stock Awards that are not earned will be forfeited.
Clawbacks	Deferred Stock Awards are subject to cancellation and clawback provisions, including the performance-based vesting condition described on page 93.

www.citigroup.com

90	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

Compensation Process and Governance

Our Annual Compensation Process

The following summarizes the principal elements of our process for setting incentive compensation for our NEOs.

We adopted our Compensation Accountability and Rationale Tool (CART) in 2020 as a means for administering our new compensation principles and practices. CART is an integral part of our compensation framework that resulted in significantly increased transparency and discipline with respect to the impact of risk management and controls performance on compensation decisions. CART’s most important feature is that it requires managers to provide performance details across each of the four CART pillars – Financial, Risk and Control, Client and Franchise, and Leadership – to support compensation decisions.

CART creates a comprehensive record evidencing how risk was considered in compensation decisions. This practice enables us to systematically hold each manager of an in-scope employee accountable in a disciplined way for management of risk and controls and for determining compensation.

Each NEO’s total incentive award is based on a market benchmarking process, Citi’s overall achievements, and individual executive performance against applicable goals. Target compensation is aligned through a market benchmarking process, with market rates of pay adjusted to reflect each NEO’s experience and scope of role as the starting point for incentive pay. Each NEO’s performance is evaluated against the four CART pillars and is informed by metrics contained in the executive’s scorecard. The Compensation Committee then considers how performance in each pillar impacts the incentive compensation amount, and written narrative assessments for each of the four pillars are completed linking pay to performance. The Compensation Committee completes this assessment for our CEO and contributes to the assessments for our other executive officers. The Compensation Committee makes final compensation determinations.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	91

Under our compensation framework, the Compensation Committee uses the following five-step process when making final determinations regarding NEO incentive compensation.

1	Goal Setting for Scorecards Approve employee-by-employee customized scorecard goals aligned to each of the four performance pillars and the employee’s job responsibilities

●	The Compensation Committee approves scorecard goals for each NEO early in the annual compensation cycle. The goals fall into four performance pillars: Financial, Risk and Control, Client and Franchise, and Leadership. The type and number of goals for each pillar vary by NEO, based on the nature of his or her position:

➢ Financial goals include:

✓ Company-wide goals for all NEOs that reflect our annual business plan

✓ Business unit-specific goals for NEOs who are business unit leaders that reflect annual plans for our individual business units

➢ Risk and Control goals
include:

✓ Improvements to risk management

✓ Risk limits and controls performance

✓ Anti-money laundering and other specific regulatory criteria

✓ Progress on regulatory remediation programs

➢ Client and Franchise goals
include:

✓ Goals relating to metrics that are important to the strength of the franchise and, for relevant executives, goals relating to growth in our client relationships

✓ Goals relating to feedback received on our annual Voice of the Employee survey

➢ Leadership goals include: ✓ Leadership values, based on our Leadership Principles which can be found at www.citigroup.com/global/about us

2	Evaluation of Market Pay Align target compensation to reflect market pay

●	The Compensation Committee reviews market pay to determine a market benchmark for each NEO role. Ranges are developed based on public information and third-party market surveys of compensation for the same or comparable roles at peer firms.
●	Consideration of market pay helps us set NEO pay at levels that reflect market rates based on role, tenure, experience, and the skill set of each executive.

3	Performance Assessment Assess performance for each performance pillar

●	At the end of each year, a NEO’s performance against each scorecard goal is assessed. A performance rating is assigned for each performance pillar.
●	The Compensation Committee retains the authority to further adjust pay to reflect unusual performance outcomes that are not within the scope of the four pillars.

4	Linking Performance to Compensation Assess performance holistically against the scorecard goals established for each employee

●	The Compensation Committee then applies each NEO’s performance rating for each pillar against the prescribed compensation adjustment range to determine an appropriate compensation adjustment for each pillar. The net aggregate compensation adjustments are then applied to the adjusted market benchmark to determine a forecasted compensation amount.
●	The Compensation Committee retains the authority to further adjust pay to reflect unusual performance outcomes that are not within the scope of the four pillars.
●	The Compensation Committee further adjusts pay to reflect any required impacts under our Accountability Framework.

5	Compensation Committee Determination Exercise fiduciary judgment and discretion to determine incentive compensation amount

●	The Compensation Committee approves performance ratings and compensation adjustments.
●	The Compensation Committee, exercising its fiduciary judgment, determines the final award amount for each NEO.

www.citigroup.com

92	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

Our Compensation Peer Group

Our vision is for Citi to be the preeminent bank for institutions with cross-border needs, a global leader in wealth, and a major player in consumer payments and lending in our home market.

Because of our need to compete in the market for talent while at the same time aligning compensation with performance, considering the compensation decisions and performance achievements of peers is a key factor in Citi’s compensation decisions. The Compensation Committee considers NEO compensation in the context of pay levels and performance at a 13-member peer group and a smaller core peer group consisting of five U.S.-based global banks with lines of business and scale similar to ours.

The Compensation Committee, with input from its independent compensation consultant, established our compensation peer group. The Compensation Committee evaluates the compensation peer group on an annual basis to ensure that the group continues to be appropriate. The Compensation Committee continues to believe that a U.S.-based peer group reflects the relevant market for executive talent and the relevant regulatory environment for our executive compensation.

We chose the peers because they operate in one or more lines of business that are similar to ours and compete in similar labor markets. In selecting the compensation peer group, the Compensation Committee uses size-based metrics as primary screening criteria among financial services firms. Citi’s size relative to its full peer group is generally near or above the 75th percentile but is closer to median when compared to its core peers. Citi’s business is relatively complex compared to peers because of its global scope and depth.

2025 COMPENSATION PEER GROUP
AIG (AIG)	Goldman Sachs (GS)	Prudential (PRU)
American Express (AXP)	JPMorgan Chase (JPM)	U.S. Bancorp (USB)
Bank of America (BAC)	MetLife (MET)	Wells Fargo (WFC)
BNY Mellon (BK)	Morgan Stanley (MS)
Capital One (COF)	PNC (PNC)

In evaluating the market for NEO compensation, the Compensation Committee focuses primarily on compensation for comparable roles at the U.S.-based global banks with lines of business and scale similar to ours: Bank of America, Goldman Sachs, JPMorgan Chase, Morgan Stanley, and Wells Fargo. The information is compiled with the assistance of an outside third-party survey firm using a proprietary database.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	93

Clawback Provisions

Incentives awarded to the NEOs and other employees include multiple provisions permitting Citi to cancel or claw back the awards under a range of adverse outcomes. These provisions did not significantly change in 2025. The following lists the principal triggers.

POTENTIAL TRIGGER	PERFORMANCE SHARE UNITS	DEFERRED STOCK AWARDS
Misconduct or materially imprudent judgment that caused harm to any of our business operations, or that resulted or could result in regulatory sanctions, including either failure to supervise employees who engaged in such behavior or failure to escalate such behavior.
Significant responsibility for a Material Adverse Outcome (MAO).
Award received based on materially inaccurate publicly reported financial statements.
Employee knowingly engaged in providing materially inaccurate information relating to publicly reported financial statements.
Material violation of any risk limits established or revised by senior management and/or risk management.
Gross misconduct.
Intentional misconduct or fraud that requires the restatement of previously filed financial statements.

MAO includes occurrences that lead to a 5% or more reduction in revenue or net income for the Company for any fiscal quarter. That provision of the MAO performance-based vesting condition is not applicable to PSUs, which include other performance-based vesting conditions.

In addition to the cancellation and clawback provisions described in the table above, to comply with U.K. and E.U. regulatory guidance, additional cancellation and clawback terms covering various compliance issues are applicable to certain of Mr. Morton’s outstanding incentive awards. Also, similarly, Citi has adopted a policy that complies with the SEC Rule 10D-1 regarding compensation clawbacks in the event of certain financial statement restatements.

We will consider making public disclosures whenever a decision has been made to cancel deferred compensation payable to an executive officer because he or she had significant responsibility for an MAO or otherwise.

www.citigroup.com

94	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

Compensation Governance Practices

We have strong compensation governance practices that are regularly refined as a result of engagement with stockholders and regulators and our attention to evolving best practices.

CITI’S PRACTICES	PRACTICES WE AVOID

   Performance-based compensation. For 2025, variable performance-based incentive compensation was more than 95% of CEO annual compensation, and more than 93% for other NEOs on average.

   Operational performance metrics. Our PSU program includes two performance metrics – RoTCE and TBVPS – that are operational metrics used by investors to assess our performance. Targets for 2026 PSU awards are described on pages 87 to 88.

   Equity-based compensation. 85% of total CEO incentive compensation is delivered to her as equitybased, deferred long-term incentive compensation. Almost 60% of that equity-based compensation is delivered in PSUs, which are equity-linked units that are subject to vesting based on three-year performancebased financial metrics. 60% of incentive compensation of our other NEOs is delivered to them as equity-based, deferred long-term incentive compensation. 50% of that equity-based compensation is delivered in PSUs.

   Rigorous performance-assessment process. CART facilitates a rigorous performance-assessment process under which the Compensation Committee participates in the development of a comprehensive written analysis of executive officer performance in respect of the four pillars.

   Rigorous targets. Our PSU target goals have been rigorous. Since 2012, the average portion of PSUs earned based on performance relative to target goals set by the Compensation Committee has been approximately 68%.

   Stockholder transparency. We provide transparency in our annual proxy statement concerning the process and metrics evaluated by the Compensation Committee in determining incentive compensation for our NEOs. For example, we disclose the performance goals for our PSU program at the beginning of each threeyear performance cycle. Our extensive disclosure of individual NEO performance describes the rigorous process we use for determining compensation.

   No excessive perks. We do not provide excessive perquisites such as free personal use of private aircraft or special executive medical benefits.

   No executive pensions. Executive officers are not eligible for additional pensions under executive retirement programs.

   No hedging or pledging of Citi stock. We have a blanket prohibition against hedging or pledging our common stock by executive officers and also prohibit our executive officers from engaging in speculative trading in Citi common stock.

   No tax gross-ups. We do not allow tax gross-ups except through our tax equalization program for expatriates, which is available to all salaried employees.

   No multi-year compensation guarantees. We avoid features that could incentivize imprudent risk-taking, such as multi-year guarantees.

   No “single trigger” vesting upon a change of control. Our stock incentive plan has a “double trigger” changeof-control feature, meaning that both a change of control of Citigroup and an involuntary termination of employment not for gross misconduct must occur for awards to vest.

   No change-of-control or other “golden parachute” agreements. Executive officers do not have special agreements covering their compensation in the event of a change of control.

   Termination pay limits. Executive officers are not entitled to severance pay upon termination of employment in excess of broad-based benefits. In the U.S. those benefits are capped at $500,000. Since 2002, the Company has been prohibited without the approval of its stockholders from entering into an employment agreement with an executive officer that provides, upon a termination of employment following a change of control, cash payments in excess of three times the executive officer’s taxable income. In January 2026, we adopted a similar policy applicable to any termination of employment, whether or not following a change of control (in addition to other applicable caps).

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	95

   Risk management and controls Effective management of risk management and controls is a key driver in determining compensation for executive officers.

   Regulatory requirements. Our governance practices are designed to comply with the principles for sound incentive compensation practices promulgated by our regulators, who provide ongoing oversight and engagement in respect of those practices.

   Clawbacks. Our PSUs and Deferred Stock Awards are subject to clawbacks as described on page 93.

   Stock ownership commitment. Under our policies, executive officers are required to hold at least 75% of the net after-tax shares acquired through our incentive compensation programs as long as they are executive officers.

   Post-employment stock holding requirement. Our policies require each executive officer to retain at least 50% of the shares subject to the stock ownership commitment for one year after ceasing to be an executive officer, even if he or she is no longer employed by us.

   Peer group review. The Compensation Committee annually evaluates our industry peer group to ensure that inclusion of each member continues to be appropriate for compensation benchmarking purposes.

   Compensation Committee independent advice and executive sessions. An independent compensation consultant attends Compensation Committee meetings and provides the Compensation Committee with advice. The Compensation Committee regularly meets in executive session.

   Annual risk assessment. As part of our governance process, our incentive compensation plans are analyzed through a central risk management model developed and administered by a third-party consultant with input from us.

   Governance. We have strong compensation governance practices, including a disciplined and systematic process for taking risk into account in compensation decisions. The Board of Directors reviews all stockholder proposals, including those related to executive compensation. The Compensation Committee receives regular feedback from investors concerning our compensation practices.

   No unearned dividends paid. We pay dividend equivalents on our PSUs and Deferred Stock Awards only if and when the underlying awards are earned and delivered. The dividend rate is the same for the executive officers as for other stockholders.

   No extensive use of employment agreements. Except as required by law, we do not use fixed-term employment agreements for executive officers. Agreements with executive officers may not provide for post-retirement personal benefits of a kind not generally available to other employees or retirees.

   No “springloading” of equity awards. Citi does not time the granting of equity awards to take advantage of information that may enhance their value to recipients, nor do we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In 2025, Citi only granted stock options or similar appreciation-only equity-based awards to one employee, our CEO. That award was not made in the period beginning four business days before the filing of a periodic report on SEC Form 10-Q or Form 10-K, or the filing or furnishing of a current report on SEC Form 8-K that discloses material nonpublic information (other than a current report on Form 8-K disclosing the option award grant), and ending one business day after the filing or furnishing of such report.

www.citigroup.com

96	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation
STOCKHOLDER ENGAGEMENT AND STOCKHOLDER FEEDBACK

Our executive compensation program reflects feedback received from investors through an extensive stockholder engagement process. The Lead Independent Director, the Chair of the Compensation Committee and management conduct regular stockholder engagement to solicit feedback on compensation. In 2025, we held two rounds of stockholder engagement with holders of meaningful percentages of our outstanding shares.

•	Spring 2025: Following the awards in early 2025 for 2024 performance but in advance of our 2025 Annual Meeting, the Board Chair and the chair of our Compensation Committee led a stockholder outreach effort seeking feedback on the executive compensation awards. In this round of engagement, we reached out to stockholders representing approximately 46% of our outstanding shares and spoke to stockholders representing approximately 39% of our outstanding shares. The feedback we received on our executive pay program was broadly favorable, reflecting the numerous changes made in previous years in direct response to stockholder comments. Noting no concerns that merited discussion, investors representing approximately 2% of our outstanding shares declined our invitation to participate in the Spring 2025 engagement effort. Approximately 5% of the investors we contacted did not respond to our request for engagement.
•	Fall/Winter 2025: In the fall of 2025, we conducted a second round of engagement with stockholders representing approximately 23% of our outstanding shares in a series of meetings that included a discussion of the Special Award. The discussion in those meetings included a description of the Special Award, including the five-year time-based vesting provisions, the fully equity-linked design of the Special Award and the stockholder-aligned incentive achieved through the option portion of the Special Award. The feedback we received on the Special Award was broadly understanding, with requests for detailed disclosure in this Proxy Statement of the Compensation Committee’s rationale for its decision.
OUR SAY ON PAY RESULTS

While we strive to continuously improve our practices, we were pleased with the positive feedback from our stockholders and their endorsement of our executive compensation program, which resulted in a 91% favorable say on pay vote at our 2025 Annual Meeting.

OUR INDEPENDENT COMPENSATION CONSULTANT

FW Cook has been the Compensation Committee’s independent advisor since 2012. FW Cook provides no services to us other than its services to the Board of Directors, has no other ties to management that could jeopardize its fully independent status, and has strong internal governance policies that help ensure it maintains its independence. Representatives of FW Cook attended all Compensation Committee meetings during 2025, including executive sessions as requested, and engaged with Compensation Committee members between meetings. FW Cook advised the Compensation Committee regarding the compensation awarded to the CEO and other executive officers. FW Cook also provided extensive guidance and analysis regarding the Compensation Committee’s and the Board of Director’s responses to our advisory say on pay votes, offered market insights, and provided advice to the Compensation Committee on our executive compensation plan design and the presentation of our programs to stockholders through the investor outreach process described earlier as well as required SEC disclosures. FW Cook also provides advice to the Board of Directors on non-executive director compensation. Pursuant to SEC and NYSE rules, the Compensation Committee assessed the independence of FW Cook, most recently in March 2026, and determined that FW Cook is independent from our management and that its work for the Compensation Committee has not raised any conflicts of interest.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	97

The Compensation, Performance Management and Culture Committee Report

The Compensation Committee has evaluated the performance of and determined the compensation for the CEO, approved the compensation of executive officers, and approved the compensation structure for other members of senior management and other highly compensated employees. The Compensation Committee reviewed and discussed the foregoing Compensation Discussion and Analysis with members of senior management and, based on this review, the Compensation Committee recommended to the Board of Directors of Citigroup Inc. that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K and Proxy Statement on Schedule 14A filed with the SEC.

The Compensation, Performance Management and Culture Committee:

Duncan P. Hennes (Chair)
Peter B. Henry
Renée J. James
Gary M. Reiner
Diana L. Taylor
Casper W. von Koskull

Dated: March 31, 2026

www.citigroup.com

98	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

2025 Summary Compensation Table and Compensation Information

2025 Summary Compensation Table

The following table shows the compensation for 2025 and applicable prior years for Citi’s CEO, CFO, and the three other most highly compensated executive officers as of December 31, 2025. These five individuals are referred to in this Proxy Statement as Citi’s NEOs.

Name and Principal Position(1)	Year	Salary ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(6) ($)	All Other Compensation(7) ($)	Total ($)
Jane Fraser CEO	2025	$1,500,000	$6,075,000	$59,570,800	$28,600,000	—	—	$12,000	$95,757,800
	2024	$1,500,000	$4,950,000	$24,656,800	—	—	—	$20,700	$31,127,500
	2023	$1,500,000	$3,675,000	$18,701,013	—	$1,562,500	—	$19,800	$25,458,313
Mark Mason CFO	2025	$1,000,000	$8,403,640	$10,117,325	—	—	$2,886	$12,000	$19,535,851
	2024	$1,000,000	$5,632,000	$8,551,578	—	—	$2,799	$20,700	$15,207,077
	2023	$1,000,000	$4,930,000	$7,535,196	—	$1,001,378	$2,122	$19,800	$14,488,496
Viswas Raghavan(8) Head of Banking	2025	$1,000,000	$22,452,175	$15,808,320	—	—	—	$16,474	$39,276,969
	2024	$579,235	$8,800,000	$39,376,634(9)	—	—	—	$384,239	$49,140,108
Andrew Morton Head of Markets	2025	$1,000,000	$9,420,900	$14,748,444	—	$1,930,197	—	$54,038	$27,153,579
	2024	$1,000,000	$8,210,000	$10,933,541	—	$4,233,537	—	$45,085	$24,422,163
	2023	$7,708,719	$1,081,628	$11,610,885	—	$3,895,621	—	$292,612	$24,589,465
Ernesto Torres Cantú(8) Head of International	2025	$3,000,000	$4,995,000	$11,993,163	—	—	—	$560,772	$20,548,935

(1)	The position identified above for each NEO is the position he or she held on December 31, 2025. Mr. Mason ceased to be Citi’s CFO effective on March 2, 2026.
(2)	Amounts in this column show the portion of annual incentive compensation for service in the listed year that was paid in cash shortly following the end of that year. Mr. Raghavan’s amount for 2025 also includes $12,870,175 paid in cash in 2025 for replacement of awards granted in 2024 that were economically equivalent to awards granted by his prior employer and forfeited because of his employment at Citi.
(3)	Amounts in this column in each listed year are the aggregate grant date fair values of Performance Share Units, regular annual Deferred Stock Awards and the RSU portion of the Special Award awarded in that year, even though performance related to the prior year, as required by SEC rules. The separate grant date value of each award shown in this column is disclosed in the 2025 Grants of Plan-Based Awards Table on page 99. The aggregate grant date fair values of the awards shown in this column are computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). The assumptions made, if any, when calculating the amounts in this column are found in Note 7 to the Consolidated Financial Statements of Citigroup Inc. and its subsidiaries, as filed with the SEC on Form 10-K for 2025. The amounts reported in the Summary Compensation Table for the Performance Share Units are the values at the grant date as determined in accordance with ASC 718, which take into account the probable outcome of the performance conditions. Consequently, these values differ from the nominal amounts of the awards made by the Compensation Committee, which are shown on page 74. The values of the Performance Share Units at the 2025 grant date awarded for 2024 performance and shown in the 2025 Summary Compensation Table, assuming that the highest levels of performance conditions are achieved, are: Ms. Fraser, $24,750,000; Mr. Mason, $6,336,000; Mr. Raghavan, $9,900,000; Mr. Morton, $9,236,250; and Mr. Torres Cantú, $5,363,730.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	99

(4)	The grant date fair value of the award shown in this column is computed in accordance with ASC 718. The assumptions made in calculating the amount are found in Note 7 to the Consolidated Financial Statements of Citigroup Inc. and its subsidiaries, as filed with the SEC on Form 10-K for 2025.
(5)	The amount shown in this column for 2025 represents the cash paid to Mr. Morton in 2025 pursuant to Deferred Cash Awards granted to him in compliance with U.K. and E.U. regulatory guidance. The amount is converted from British pounds to U.S. dollars at the December 31, 2025 conversion rate used to prepare Citi’s financial statements (1 British pound = 1.34505 U.S. dollars).
(6)	These amounts represent the increases in the present value of pension benefits for Mr. Mason, as more fully described in the 2025 Pension Benefits Table. The amount of each NEO’s above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualified was $0.

(7)	Set forth below is a breakdown of All Other Compensation for 2025 (including personal benefits):

Name	401(k) Plan Matching Contribution/DC Plan ($)	Tax Reimbursement Costs ($)	Relocation- Related Expenses ($)	Total ($)
Jane Fraser	$12,000	—	—	$12,000
Mark Mason	$12,000	—	—	$12,000
Viswas Raghavan	$12,000	$2,474	$2,000	$16,474
Andrew Morton	$12,000	$23,247	$18,791	$54,038
Ernesto Torres Cantú	$12,000	$237,858	$310,914	$560,772

Each of the NEOs received 401(k) plan matching contributions pursuant to the formula applicable to all eligible U.S. employees. Mr. Morton and Mr. Raghavan have relocated from London to New York and were paid under Citi’s generally applicable relocation policy including tax reimbursements as appropriate. Mr. Torres Cantú is an expatriate located in London and received the benefits set forth in the table under Citi’s generally applicable policies. The Tax Reimbursement Costs reflect the tax equalization benefit under our expatriate program, a program available to Citi employees who are on expatriate assignments outside of their home country.

(8)	2023 compensation amounts for Messrs. Raghavan and Torres Cantú and 2024 compensation amounts for Mr. Torres Cantú are not required to be disclosed because they were not NEOs for those years. Mr. Raghavan’s employment with Citi commenced in 2024.
(9)	The full amount of 2024 stock awards for Mr. Raghavan is associated with the replacement of forfeited equity from a prior employer.

2025 Grants of Plan-Based Awards

The table below provides information regarding awards granted by the Compensation Committee to the NEOs in 2025.

		Estimated Future Payouts Under Equity Incentive Plan Awards			Stock Options		Grant Date Fair Value of Stock and Option Awards(1) ($)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Number of Securities Underlying Options (#)	Exercise Price ($/Sh)
Jane Fraser	2/13/2025	—	141,836(2)	141,836	—	—	$11,550,000
	2/13/2025	—	202,623(3)	303,934	—	—	$23,020,800
	10/22/2025	—	259,605(4)	259,605	—	—	$25,000,000
	10/22/2025	—	—	—	1,000,000(4)	$96.30	$28,600,000
Mark Mason	2/13/2025	—	51,871(2)	51,871	—	—	$4,224,000
	2/13/2025	—	51,871(3)	77,806	—	—	$5,893,325
Viswas Raghavan	2/13/2025	—	81,049(2)	81,049	—		$6,600,000
	2/13/2025	—	81,049(3)	121,573	—		$9,208,320
Andrew Morton	2/13/2025	—	75,615(2)	75,615	—	—	$6,157,500
	2/13/2025	—	75,615(3)	113,422	—	—	$8,590,944
Ernesto Torres Cantú	2/13/2025	—	71,470(2)	71,470	—	—	$5,454,916
	2/13/2025	—	13,424(2)	13,424	—	—	$1,090,983
	2/13/2025	—	43,689(3)	65,534	—	—	$4,566,170
	2/13/2025	—	3,719(2)	3,719	—	—	$302,870
	2/13/2025	—	3,719(3)	5,578	—	—	$422,564
	2/20/2025	—	1,865 (5)	1,865	—	—	$155,410

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100	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

(1)	The assumptions used in determining grant date fair value are the same as those set forth in footnote 3 to the 2025 Summary Compensation Table. These amounts do not necessarily represent the actual value that may be realized by the NEO. The amounts for Performance Share Units and stock options are the values at the grant date under applicable accounting principles, which take into account the probable outcome of the performance conditions and other assumptions. Consequently, these values differ from the nominal amount of the awards made by the Compensation Committee.

(2)	These Deferred Stock Awards were granted under the 2019 Stock Incentive Plan for performance in 2024. More detailed information about the terms of these awards appears on page 89.
(3)	These awards are Performance Share Units for performance in 2024. More detailed information about the terms of these awards appears on pages 87 to 88, except that the performance metrics for the 2024 awards are as follows:
Weighted Average RoTCE 2025-2027	Cumulative TBVPS 2025-2027	Percentage of Target PSUs Earned
Less than 5.0%	Less than or equal to $260.00	0%
5% to 9%	$270.00	50%
9% to 11%	$290.00 less than $300.00	100%
11% or more	$310.00 or more	150%
(4)	In 2025, the Compensation Committee granted Ms. Fraser a Special Award consisting of RSUs and stock options under the 2019 Stock Incentive Plan, as described in more detail on pages 17 to 19. The RSUs vest and the stock options will become exercisable in equal installments on the third, fourth, and fifth anniversaries of the grant date.
(5)	As disclosed in our 2022 Proxy Statement, awards under the Transformation Bonus Program were generally settled in cash in accordance with the terms of our Program in amounts based on performance during an approximate three-year period ending on December 31, 2024. In compliance with U.K. and E.U. regulatory requirements, this award was granted as equity in February 2025, in connection with our Transformation Bonus Program.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	101

Outstanding Equity Awards at December 31, 2025(1)

The market values below were computed using the closing price of Citi common stock on December 31, 2025, which was $116.69.

		Option Awards				Stock Awards(4)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Jane Fraser	10/22/2025	1,000,000	(2)	$96.3	10/22/2035	1,272,267	$148,460,836
Mark Mason		—		—	—	352,402	$41,121,790
Viswas Raghavan		—		—	—	785,935	$91,710,756
Andrew Morton		—		—	—	499,756	$58,316,526
Ernesto Torres Cantú		—		—	—	316,724	$36,958,523
(1)	The format of this table has been revised from prior years to aggregate individual grants for readability purposes. The Stock Awards column includes Deferred Stock Awards (described on page 89) and PSUs (described on pages 87 to 88). All such awards are settled as soon as administratively practicable following the satisfaction of their respective performance-based conditions. Information concerning individual award terms is included in the footnotes below, prior-year Proxy Statements and forms filed with the SEC and publicly available under Section 16 of the Securities Exchange Act of 1934.
(2)	This Stock Option Award becomes exercisable in three equal annual installments beginning on October 22, 2028. In addition, Ms. Fraser was granted 55,000 options in January 2026, which options will be reflected in the tabular disclosure in our 2027 Proxy Statement.
(3)	For Ms. Fraser this includes (1) five Deferred Stock Awards and RSUs, which are settled as follows: 130,756 shares on January 20, 2026, 114,849 shares on January 20, 2027, 75,314 shares on January 20, 2028, 86,535 shares on October 22, 2028, 35,459 shares on January 20, 2029, 86,535 shares on October 22, 2029, and 86,535 shares on October 22, 2030; and (2) three PSU awards, which are settled as follows: 225,915 PSUs on January 20, 2026, 227,745 PSUs on January 20, 2027, and 202,623 PSUs on January 2028.
For Mr. Mason this includes (1) four Deferred Stock Awards, which are settled as follows: 62,451 shares on January 20, 2026, 49,364 shares on January 20, 2027, 30,152 shares on January 20, 2028, and 12,967 shares on January 20, 2029; and (2) three PSU awards, which are settled as follows: 76,850 PSUs on January 20, 2026, 68,742 PSUs on January 20, 2027, and 51,871 PSUs on January 20, 2028.
For Mr. Raghavan this includes (1) two Deferred Stock Awards, which are settled as follows: 198,771 shares on January 20, 2026, 164,436 shares on January 20, 2027, 143,605 shares on January 20, 2028, 115,023 shares on January 20, 2029, 56,181 shares on January 20, 2030, and 26,866 shares on January 20, 2031; and (2) one PSU award, which is settled as follows: 81,049 PSUs on January 20, 2028.
For Mr. Morton this includes (1) six Deferred Stock Awards, which are settled as follows: 18,903 shares on January 20, 2026, 110,369 shares on February 20, 2026, 18,903 shares on January 20, 2027, 73,494 shares on February 20, 2027, 18,903 shares on January 20, 2028, 73,494 shares on February 20, 2028, 18,903 shares on January 20, 2029, and 22,441 shares on February 20, 2029; and (2) two PSU awards, which are settled as follows: 41,235 PSUs on February 20, 2027, 75,615 PSUs on January 20, 2028, 13,745 PSUs on February 20, 2028, and 13,745 PSUs on February 20, 2029.

For Mr. Torres Cantú this includes (1) five Deferred Stock Awards, which are settled as follows: 40,791 shares on January 20, 2026, 17,867 shares on February 20, 2026, 29,124 shares on January 20, 2027, 17,867 shares on February 20, 2027, 14,217 shares on January 20, 2028, 17,867 shares on February 20, 2028, 929 shares on January 20, 2029, and 17,867 shares on February 20, 2029; and (2) four PSU awards, which are settled as follows: 59,629 PSUs on January 20, 2026, 53,153 PSUs on January 20, 2027, 3,719 PSUs on January 20, 2028, 32,767 PSUs on February 20, 2028, and 10,922 PSUs on February 20, 2029.

(4)	As it relates to PSUs, these values assume 100% of target for both performance metrics is achieved and the Citi common stock price at December 31, 2025 remains unchanged through the settlement date.

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102	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

Stock Vested in 2025

	Stock Awards(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jane Fraser	220,718	$16,836,134
Mark Mason	96,791	$7,472,735
Viswas Raghavan	—	—
Andrew Morton	122,271	$10,263,511
Ernesto Torres Cantú	95,209	$7,399,990
(1)	Reflects the number of shares underlying Deferred Stock Awards and earned Performance Share Units that were settled in 2025, and the value of cash and shares delivered, before tax withholding, in settlement thereof.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	103

2025 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Jane Fraser	N/A	N/A	N/A	N/A
Mark Mason	The Citigroup Pension Plan	6.0	$58,520	—
Viswas Raghavan	N/A	N/A	N/A	N/A
Andrew Morton	N/A	N/A	N/A	N/A
Ernesto Torres Cantú	N/A	N/A	N/A	N/A
(1)	The mortality table, plan discount rate, interest crediting rate, and payment form assumptions used in determining the present value of The Citigroup Pension Plan, International Staff Plan, and Pay Cap Plan benefits are the same as the year-end 2025 assumptions used to prepare Note 8 to the Consolidated Financial Statements of Citigroup Inc. and its subsidiaries, as filed with the SEC on Form 10-K for 2025. Benefits in the 2025 Pension Benefits Table have been calculated using a normal retirement age of 65, as defined in the plans.

Citi’s policy is that executives should accrue retirement benefits on the same basis generally available to Citi employees under Citi’s broad-based, tax-qualified retirement plans. Citi has not granted extra years of credited service under any retirement plan to any of the NEOs. Ms. Fraser and Messrs. Raghavan and Morton have never been eligible to participate in a defined benefit pension plan under the terms of Citi’s broad-based retirement programs in effect in their employment countries; they have participated only in defined contribution retirement plans since the commencement of their employment at Citi.

The following describes the pension plans listed in the 2025 Pension Benefits Table.

The Citigroup Pension Plan. The purpose of this broad-based, tax-qualified retirement plan is to provide retirement income on a tax-deferred basis to all eligible U.S. employees. Effective December 31, 2006, The Citigroup Pension Plan was closed to new members and generally ceased benefit accruals effective December 31, 2007. Mr. Mason and Mr. Sieg are eligible for benefits under this plan. Their entire benefits are cash balance benefits.

The Citigroup Pension Plan cash balance benefit is expressed as a hypothetical account balance. Prior to January 1, 2008, the plan generally provided for the annual accrual of benefit credits for most of the covered population, including the covered NEOs, at a rate between 1.5% and 6% of eligible compensation; the benefit credit rate increased with age and service. Eligible compensation generally included base salary and incentive awards, but excluded compensation payable after termination of employment, certain non-recurring payments, and other benefits. Annual eligible compensation was limited by the Internal Revenue Code to $225,000 for 2007 (the final year of cash balance benefit accrual). Interest credits continue to be applied annually to each participant’s account balance; these credits are based on the yield on 30-year Treasury bonds (as published by the Internal Revenue Service).

Benefits under The Citigroup Pension Plan are payable in annuity form or in other optional forms, including a lump sum, upon termination of employment. The Citigroup Pension Plan’s normal retirement age is 65. The portion of an eligible participant’s benefit determined under the Citibank Retirement Plan formula may be paid upon early retirement, which is defined for this purpose as the first day of the month after the later of the participant’s 55th birthday or the date on which the participant completes a year of service (as defined in the plan).

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104	Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation

Payments upon Termination or Change of Control

General Policies. Citi does not provide guaranteed executive severance or change of control agreements.

Potential Payments Table. The table below shows the estimated value of outstanding awards that would have been delivered over time to each NEO employed by Citi on December 31, 2025, had the applicable employment termination or other event occurred on December 31, 2025 and assuming that all award vesting and performance conditions are satisfied. Unless the awards are forfeited, the awards shown in the Potential Payments Table vest on schedule following termination of employment and do not accelerate by their terms except in the case of death. The closing price of Citi’s common stock on December 31, 2025 ($116.69) was used in developing the estimates shown in the Potential Payments Table.

Name	Change of Control of Citigroup	Termination for Gross Misconduct	Involuntary Termination not for Gross Misconduct	Voluntary Resignation or Retirement	Disability or Death
Jane Fraser
Deferred Stock Awards	$30,293,307	—	$41,585,866	$41,585,866	$41,585,866
Performance Share Units(1)	—	—	$76,581,663	$76,581,663	$76,581,663
Stock Options	$20,390,000	—	—	—	—
Mark Mason
Deferred Stock Awards	—	—	$18,079,832	$18,079,832	$18,079,832
Performance Share Units(1)	—	—	$23,041,958	$23,041,958	$23,041,958
Viswas Raghavan
Deferred Stock Awards	—	—	$82,253,148	—	$82,253,148
Performance Share Units(1)	—	—	$9,457,608	—	$9,457,608
Andrew Morton
Deferred Stock Awards	—	—	$41,473,492	$41,473,492	$41,473,492
Performance Share Units(1)	—	—	$16,843,034	$16,843,034	$16,843,034
Deferred Cash Awards(2)	—	—	$2,360,690	$2,360,690	$2,360,690
Ernesto Torres Cantú
Deferred Stock Awards	—	—	$18,265,952	$18,265,952	$18,265,952
Performance Share Units(1)	—	—	$18,692,571	$18,692,571	$18,692,571
Deferred Cash Awards(2)	—	—	$1,243,279	$1,243,279	$1,243,279
(1)	The Potential Payments Table assumes the values of the Performance Share Units are earned at 100% of target levels and that the Citi common stock price at December 31, 2025 remains unchanged through the final vesting date.
(2)	Mr. Morton’s Deferred Cash Awards granted prior to 2024 are denominated in British pounds because they were awarded for years in which he was employed in London. The amounts presented above for Mr. Morton are shown as converted from British pounds to U.S. dollars at the December 31, 2025 conversion rate used to prepare Citi’s financial statements (1 British pound = 1.34505 U.S. dollars).

Citi 2026 Proxy Statement

PROPOSAL 3: ADVISORY VOTE TO APPROVE OUR 2025 EXECUTIVE COMPENSATION	105

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” by Citi and certain financial metrics. For further information concerning Compensation Philosophy and the relationship between pay and performance at Citi, please see our Compensation Discussion and Analysis on pages 73 to 97.

Year	Summary Compensation Table Total(1)		Compensation Actually Paid(2)		Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment on 12/31/20 as of Last Day of Each Year Indicated:		Net Income ($B)	RoTCE
							Citi Total Stockholder Return	S&P Financial Index Total Stockholder Return
	Jane Fraser	Mike Corbat	Jane Fraser	Mike Corbat
2025	$95,757,800	N/A	$144,786,188	N/A	$26,628,834	$41,205,081	$226.34	$203.47	$14.3	7.7%
2024	$31,127,500	N/A	$36,936,338	N/A	$26,234,323	$29,815,600	$132.85	$176.89	$12.7	7.0%
2023	$25,458,313	N/A	$20,716,290	N/A	$19,485,360	$19,433,470	$93.57	$135.49	$9.2	4.9%
2022	$22,064,065	N/A	$15,950,982	N/A	$15,608,729	$14,236,325	$78.67	$120.81	$14.8	8.9%
2021	$20,541,324	$14,054,614	$22,536,411	$19,942,191	$13,359,184	$13,181,334	$101.00	$135.04	$22.0	13.4%

(1)	Values shown are for Ms. Fraser as Citi CEO from February 26, 2021 and for Mr. Corbat as Citi CEO through February 26, 2021.

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106	PROPOSAL 3: ADVISORY VOTE TO APPROVE OUR 2025 EXECUTIVE COMPENSATION

(2)	The values shown for Ms. Fraser and Mr. Corbat were determined by the adjustments in the table below.

	Jane Fraser 2025	Jane Fraser 2024	Jane Fraser 2023	Jane Fraser 2022	Jane Fraser 2021	Mike Corbat 2021
Total Compensation as reported in Summary Compensation Table (SCT)	$95,757,800	$31,127,500	$25,458,313	$22,064,065	$20,541,324	$14,054,614
Pension values reported in SCT	—	—	—	—	—	$(6,633)
Fair value of equity awards granted during fiscal year	$(88,170,800)	$(24,656,800)	$(18,701,013)	$(15,533,265)	$(11,215,773)	$(13,780,581)
Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	—	—	—	—	—	—
Fair value of equity compensation granted in current year—value at year end	$121,251,046	$28,774,652	$16,955,587	$11,957,810	$11,522,259	$14,157,154
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$504,239	$86,080	$2,731	$(325,570)	$49,438	$(153,242)
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$15,443,902	$1,604,906	$(2,999,328)	$(2,212,058)	$1,639,163	$5,670,880
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—	—	—	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—	—	—
Compensation Actually Paid to CEO	$144,786,188	$36,936,338	$20,716,290	$15,950,982	$22,536,411	$19,942,191

(3)	2025 compensation amounts include compensation reported for Messrs. Mason, Raghavan, Morton, and Torres Cantú; 2024 compensation amounts include compensation reported for Messrs. Mason, Raghavan, Morton and Sieg; 2023 compensation amounts include compensation reported for Messrs. Mason, Morton, Selvakesari, Sieg, and Ybarra; 2022 compensation amounts include compensation reported for Messrs. Mason, Ybarra, Selvakesari, and Babej; 2021 compensation amounts include compensation reported for Messrs. Mason, Ybarra, Torres Cantú, and Babej.

Citi 2026 Proxy Statement

PROPOSAL 3: ADVISORY VOTE TO APPROVE OUR 2025 EXECUTIVE COMPENSATION	107

(4)	The values shown for non-CEO NEOs were determined by the adjustments in the table below.

	NEO Averages
	2025	2024	2023	2022	2021
Total Compensation as reported in Summary Compensation Table (SCT)	$26,628,834	$26,234,323	$19,485,360	$15,608,729	$13,359,184
Pension values reported in SCT	$(722)	$(953)	$(5,853)	$(448)	$(292)
Fair value of equity awards granted during fiscal year	$(13,166,813)	$(16,623,498)	$(10,153,023)	$(6,477,136)	$(5,531,828)
Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	—	—	—	—	—
Fair value of equity compensation granted in current year—value at year end	$17,667,982	$17,979,293	$10,482,486	$5,688,773	$5,650,137
Change in fair value for end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	$78,471	$971,494	$(8,920)	$(36,771)	—
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$9,997,329	$1,254,941	$(366,580)	$(546,822)	$(295,868)
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—	—	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—	—
Compensation Actually Paid to NEO	$41,205,081	$29,815,600	$19,433,470	$14,236,325	$13,181,334

The amounts set forth in the table above illustrate the relationships, for the years indicated, between (1) the compensation actually paid (as defined by SEC rules) to our CEO and other NEOs, and (2) our TSR, Net Income and RoTCE. The relationships evidence the adherence of our compensation decisions to the principles set forth in our Compensation Philosophy, described on page 75.

Specifically:

•	More than half of the compensation of our CEO and other NEOs was granted in an equity-linked award, which aligns our compensation programs, structures and decisions with stockholders’ interests. The value each executive receives is not fixed and delivered until the scheduled payment date.
•	“Compensation actually paid,” as defined by the SEC’s disclosure rules, is linked to changes in our Net Income and RoTCE by virtue of the relationship between those metrics and the value of shares of Citi common stock. However, the “compensation actually paid” in the table above does not reflect the full extent of the alignment between the compensation we actually paid and our TSR, because changes in the value of vested (but unpaid) Deferred Stock Awards are not reflected in “compensation actually paid.” PSUs, for purposes of the table above, do reflect such alignment, as the compensation actually paid for PSUs do fluctuate based on the value of Citi common stock.
•	Changes in the “compensation actually paid” to each executive is most impacted by the historical composition of their compensation packages—specifically, in the percentage of compensation in the form of PSUs granted to each executive. PSUs are granted to our EMT, including for 2023 and 2024 to EMT members residing in the U.K. One of our five 2024 NEOs was not granted PSUs in 2024 as he was hired after the PSUs were granted in 2024.

www.citigroup.com

108	PROPOSAL 3: ADVISORY VOTE TO APPROVE OUR 2025 EXECUTIVE COMPENSATION

The following is a tabular list of the financial performance measures that the Company has determined represent the most important financial performance measures used to link compensation actually paid for 2025 to Citi’s performance:

•	RoTCE
•	TBVPS
•	Net Income

RoTCE and Tangible Book Value per Share are the financial metrics that comprise the performance-based vesting conditions for our PSUs, as described on pages 87 to 88. Net Income affects RoTCE and is taken into account as an important factor in our performance assessments, as described above.

Citi 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Our 2025 Executive Compensation	109

Additional Compensation Disclosures

Our Annual Management Analysis of Potential Adverse Effects of Compensation Plans

Citi has adopted multiple coordinated strategies to manage the risk of material adverse effects to the franchise through the design and administration of its incentive compensation programs, including those applicable to the NEOs. Those strategies, including regular analyses and reviews by Citi’s Chief Risk Officer and Chief Compliance Officer, are detailed on pages 90 to 96. On the basis of the foregoing analysis, management has concluded that Citi’s compensation plans are not reasonably likely to have a material adverse effect on Citi.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information about the relationship of the annual total compensation of our employees to the annual total compensation of our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

●

For 2025, the median annual total compensation of all employees of our Company (other than the CEO) was $73,145, and the annual total compensation of our CEO was $95,774,814, or $42,174,814 excluding the Special Award described on pages 17 to 19.(1)

●

Based on this information, for 2025, the ratio of the annual total compensation of our CEO to the median annual total compensation of all employees was estimated to be 1,309 to 1, or 577 to 1 excluding the Special Award.

(1)	This number is the sum of the 2025 total compensation reported in the 2025 Summary Compensation Table and the value of employer contributions to broad-based employee benefit plans not already included in the Summary Compensation Table.

In our 2024 proxy statement, we provided information on how we determined our median employee. As permitted by SEC rules, because there have been no material changes in our organizational structure, employee population or compensation arrangements since calculating our median employee last year, for this year’s CEO pay ratio disclosure we have referenced the 2025 annual total compensation of the same median employee group.

●	The “annual total compensation” of our median employee includes salary as of December 31, 2025, overtime pay, other fixed pay, incentive compensation, if applicable, and company-paid benefits.
●	The SEC rules for identifying the median-paid employee and calculating the CEO pay ratio allow companies to apply various methodologies and assumptions and, as a result, the CEO pay ratio reported by Citi may not be comparable to the CEO pay ratio reported by other companies.

Equity Compensation Plan Information

All of Citi’s outstanding equity awards have been granted under two stockholder-approved plans—the 2019 Stock Incentive Plan and its predecessor the 2014 Stock Incentive Plan. There are no equity awards outstanding under plans for which stockholder approval was not required or sought. The information below is as of March 23, 2026.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights (in millions)	(b) Weighted-average exercise price of outstanding options, warrants, and rights ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (in millions)
Equity compensation plans approved by security holders	55.2	$97.16	36.4
Equity compensation plans not approved by security holders	0	0	0
Total	55.2	$97.16	36.4

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110

Proposal 4: Approval of Additional Shares for the Citigroup 2019 Stock Incentive Plan

On the recommendation of the Compensation Committee, the Board of Directors has approved an amendment to the Citigroup 2019 Stock Incentive Plan (2019 Plan) that would increase the authorized number of shares available for grant by 20 million shares. The discussion and description of the 2019 Plan, as amended, that follows is qualified in its entirety by the text of the amended and restated 2019 Plan.

Board Recommendation The Board recommends that you vote FOR approval of the amendment to the Citigroup 2019 Stock Incentive Plan, as described in Proposal 4.

Executive Summary

•	20 million additional shares for issuance under the 2019 Plan are being requested.
•	Since the adoption of the 2019 Stock Incentive Plan, each year Citi has repurchased significantly more shares than net shares issued related to settlement of equity-based awards, resulting in consistent negative net dilution to stockholders.(1)

Year	Net Shares Issued (a)(2)	Shares Repurchased (b)	Net Dilution (a – b)	Shares Requested
2019	9.9	(264.3)	(254.4)	30.0
2020	8.7	(40.7)	(32.0)	15.0
2021	7.8	(105.5)	(97.7)	20.0
2022	8.2	(55.6)	(47.4)	36.0
2023	10.3	(44.2)	(33.9)	28.0
2024	13.2	(39.3)	(26.1)	30.0
2025	14.6	(144.1)	(129.5)	30.0
Average	10.4	(99.1)	(88.7)	0
(1)	Shares in the table above are in millions.
(2)	Total shares issued in each year related to activity under Citi’s employee restricted or deferred stock programs.

•	Our practices are intended to align incentive compensation programs with Citi’s long-term business objectives, interests of stockholders, market practices, and to attract and retain employees.

In respect to 2025 service…			In 2025…
13,000+ Employees granted stock-based awards	14.8 million Shares granted compared to 20.2 million for 2024 service	>95% Shares granted to non-section 16 officers	144.1 million Shares repurchased to offset dilution

As of March 23, 2026…
36.4 million Shares available for issuance under the 2019 Plan(1)	55.2 million Shares subject to outstanding Deferred Stock Awards under 2019 Plan	1,713.6 million Total shares of Citi common stock outstanding	1.6% Three-year average burn rate(2)

Citi 2026 Proxy Statement

PROPOSAL 4: APPROVAL OF ADDITIONAL SHARES FOR THE CITIGROUP 2019 STOCK INCENTIVE PLAN	111

(1)	No shares are reserved for issuance and available under any other plan.
(2)	Our burn rate is the number of shares subject to equity awards granted during a year stated as a percentage of common shares outstanding for such year, based on annual grant data and the basic weighted-average number of common shares outstanding as reported in Citigroup’s Annual Report on Form 10-K for such year.

Our Dilution Management Practices

Citi has a demonstrated track record of actively managing its capital to offset dilution from equity compensation. As a core component of our shareholder-aligned practices, we consistently return capital to shareholders through stock repurchases that exceed the number of equity-based awards granted each year, thereby mitigating the dilutive impact of our incentive plans. This proactive approach ensures that our equity awards do not unduly dilute shareholder value.

Mitigating Dilution Through Return of Capital

Our overhang and burn rate shown in the Overhang and Burn Rate charts below reflect that our strong history of buying back shares lowers our shares outstanding and consequently positively impacts the burn rate and overhang.

Since the adoption of the 2019 Stock Incentive Plan, the number of shares repurchased has substantially exceeded the number of equity-based awards granted. This practice is a key component of our comprehensive capital management strategy, designed to align employee incentives with long-term shareholder value.

Overhang and Burn Rate

“Overhang” refers to the potential stockholder dilution represented by outstanding employee equity awards and shares available for future grants.

Our “burn rate” is the number of shares subject to equity awards granted during a year stated as a percentage of common shares outstanding for such year, based on annual grant data and the basic weighted-average number of common shares outstanding as reported in Citigroup’s Annual Report on Form 10-K for such year.

OVERHANG	2023-2025 BURN RATE(3)

(1)	“Simple overhang” is the sum of outstanding equity awards and shares available for grant stated as a percentage of common shares outstanding.
(2)	“Fully diluted overhang” is the sum of outstanding equity awards and shares available for grant stated as a percentage of fully diluted common shares (i.e., common shares outstanding plus outstanding equity awards and shares available for grant under the stock incentive plans).
(3)	Not adjusted for any future forfeitures or cancellation of awards to satisfy tax withholding requirements, which would further reduce the burn rate if taken into account. During 2023-2025, approximately 40% of share-based awards were cancelled or remitted at delivery to satisfy tax withholding requirements.
(4)	We repurchased approximately 1,458 million shares of Common Stock from the beginning of 2010 through December 31, 2025.

www.citigroup.com

112	PROPOSAL 4: APPROVAL OF ADDITIONAL SHARES FOR THE CITIGROUP 2019 STOCK INCENTIVE PLAN

Our Equity Award and Plan Term Practices Are Aligned with Stockholder Interests

CITI’S EQUITY AWARD PRACTICES
Citi has prudent equity award practices.
All deferred equity awards have cancellation and clawback provisions. Citi’s equity awards are subject to cancellation and clawback provisions covering a range of circumstances, as set forth on page 93, including a clawback policy pursuant to Section 954 of the Dodd-Frank Act and applicable NYSE listing standards for our equity awards to applicable covered executive officers.
Incentive compensation levels at which equity awards are used are consistent with market practices. Equity awards are granted to employees whose annual incentive compensation levels exceed certain thresholds. Those thresholds, and the percentage of annual incentive compensation that is delivered in the form of equity awards, are consistent with market practices used at U.S.-based global banks with lines of business and scale similar to ours.
Stock ownership requirements. Executive officers are generally required to hold at least 75% of the net after-tax shares acquired through Citi’s incentive compensation programs as long as they are executive officers and are required to retain at least 50% of the shares subject to the stock ownership commitment for one year after ceasing to be an executive officer, as a result of leaving Citi employment or otherwise.
Share buybacks offset dilution from equity compensation programs. During 2025, we returned nearly $13.3 billion in capital to our stockholders through share repurchases.
Equity compensation helps Citi to comply with its regulatory obligations. Regulatory guidance in the U.S. and in other countries in which Citi does business provides that a substantial portion of variable compensation awarded to senior executives and other employees whose actions have a material impact on the risk exposure of Citi should be awarded in shares.
Equity compensation helps Citi to focus employees on achieving our objectives. By aligning employees’ personal financial circumstances with the interests of Citi’s senior management and stockholders and giving employees a direct economic stake in the performance of Citi’s stock, we incentivize employees to prioritize helping Citi to accomplish our strategic priorities.

KEY PLAN FEATURES
No “evergreen” feature; a fixed number of shares are available for grant and will not automatically increase.
Minimum one-year vesting requirement; applies to at least 95% of the shares granted.
The annual limit on total compensation for Directors granted in equity is $1 million.
The annual individual limit on equity-based awards is one million shares.
No discounted options or SARs; must be at least 100% of fair market value on the grant date.
No repricings or cash buyouts; except with the approval of the stockholders of the Company.
No reload option grants; no additional options may be automatically granted upon the exercise of previously granted options.
No liberal share “recycling”; shares withheld, tendered to pay option exercise prices, or repurchased by the Company may not be re-granted.
No dividend or dividend equivalent payments on unvested shares subject to a performance vesting condition.
A “double trigger” change-of-control provision; awards will vest only for involuntary terminations as a result of a change of control.
No excise tax gross-ups in the event of a change of control.
No liberal definition of change of control.
Ability to adopt sub-plans to accommodate differences in non-U.S. law, tax policy, or custom for non-U.S. participants.

Citi 2026 Proxy Statement

PROPOSAL 4: APPROVAL OF ADDITIONAL SHARES FOR THE CITIGROUP 2019 STOCK INCENTIVE PLAN	113

2019 Plan Benefits

Awards under the 2019 Plan are granted by the Compensation Committee in its sole discretion. Therefore, the benefits or amounts that will be received by any particular employee or group of employees in the future is not determinable at this time.

Description of the Citigroup 2019 Stock Incentive Plan

This summary description of the 2019 Plan, as amended and restated, is qualified in its entirety by reference to the 2019 Plan document. If Proposal 4 is approved by stockholders at our Annual Meeting, we intend to file a registration statement on Form S-8, pursuant to the Securities Act of 1933, as amended, to register the additional shares authorized for grant under the 2019 Plan.

General. The 2019 Plan became effective on April 16, 2019, was extended five years on April 30, 2024, and will expire on the date of the annual meeting of stockholders to be held in 2029. The 2019 Plan provides for various types of awards denominated in shares of Citi common stock to Citi employees, officers, and non-employee Directors. The NYSE closing price of a share of Citi common stock on March 23, 2026 was $111.64.

Administration. The 2019 Plan is administered by the Compensation Committee. All members of such Committee or a sub-committee thereof must satisfy the requirements for independence of SEC Rule 16b-3. With respect to participants who are outside Directors, the 2019 Plan is administered by the Board of Directors. The Compensation Committee may delegate some or all of its authority over administration of the 2019 Plan to one or more officers, directors, employees, or another plan administrator except with respect to persons who are Section 16(a) officers. In addition, any special terms or conditions that the Compensation Committee considers necessary or appropriate to accommodate differences in non-U.S. law, tax policy, or custom may be included in a sub-plan that forms a part of the 2019 Plan.

Eligibility. All “employees” of Citi—within the broad definition set forth in the instructions to the SEC Form S-8 registration statement, as in effect on April 16, 2019 with respect to Citi or any of its subsidiaries, but expressly excluding consultants and advisors who are not members of the Board of Directors—generally are eligible to receive awards under the 2019 Plan. Based on worldwide employment at December 31, 2025, approximately 226,000 persons could be eligible to participate in the 2019 Plan. However, participation is discretionary—awards are subject to approval by the Compensation Committee. In general, employees with discretionary annual incentive awards of at least $75,000 are eligible to receive at least 15% of that annual award in deferred stock. For the twelve months ending March 1, 2026, awards were made under the 2019 Plan to 12 non-employee Directors, 17 executive officers, and approximately 13,000 employees worldwide. Former “employees” are eligible to participate in the 2019 Plan, but only with respect to their last year of service or in connection with a sale, spin-off, or other similar transaction.

Shares subject to the 2019 Plan. Shares of Citi common stock issued in connection with awards under the 2019 Plan may be shares that are authorized but unissued, or previously issued shares that have been reacquired, or both. The initial share authorization under the 2019 Plan was 30 million shares. Pursuant to amendments approved at the 2020 Annual Meeting, the 2021 Annual Meeting, the 2022 Annual Meeting, the 2023 Annual Meeting, the 2024 Annual Meeting, and the 2025 Annual Meeting, the number of authorized shares increased by 15 million, 20 million, 36 million, 28 million, 30 million, and 30 million, respectively. Pursuant to the amendment described in Proposal 4, the number of authorized shares would increase by 20 million.

“Recycling” provisions. If an award under the 2019 Plan, or, after April 16, 2019 (the effective date of the 2019 Plan), the 2014 Plan and the 2009 Plan, is forfeited, canceled, or expires or is settled without the issuance of shares, the shares subject to such award will be available for future grants under the 2019 Plan. However, shares tendered by a participant or withheld by Citi to pay an option exercise price, withheld or tendered to satisfy tax withholding obligations relating to any award, repurchased by Citi with option exercise proceeds, covered by an option or

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114	PROPOSAL 4: APPROVAL OF ADDITIONAL SHARES FOR THE CITIGROUP 2019 STOCK INCENTIVE PLAN

stock-settled SAR (without regard to the number of shares actually issued upon exercise), or withheld to satisfy any debt or other obligation owed to Citi, and canceled fractional shares will be considered issued and shall not be added to the maximum number of shares that may be issued under the 2019 Plan.

Limits on awards. The maximum number of shares subject to awards to an individual Director in a calendar year (including awards made at the election of a Director in lieu of his or her cash retainer), taken together with any cash fees paid during the calendar year to the Director, in respect of the Director’s service as a member of the Board of Directors during such year (including service as a member or chair of any committees of the Board), may not exceed $1 million in value, as determined as of the date of each award. However, the independent members of the Board of Directors may make exceptions to this limit for a non-executive chair of the Board, provided that the Director receiving any additional compensation may not participate in the decision to award such compensation. For all other eligible “employees,” the number of shares subject to stock options or SARs granted during a calendar year may not exceed one million shares, and the number of shares that may be subject to stock awards granted in a calendar year may not exceed one million shares, unless granted subject to substitute awards that replace awards of a former employer acquired by the Company.

Types of awards. The following types of awards may be made under the 2019 Plan:

●	Stock options. An award of a stock option under the 2019 Plan grants a participant the right to purchase a specified number of shares of Citi common stock during a specified term in the future at an exercise price equal to at least 100% of the “fair market value” (see below) of Citi common stock on the grant date. The term of a stock option may not exceed 10 years from the date of grant.

●	Stock appreciation rights (SARs). An SAR, upon exercise, entitles the participant to receive an amount equal to the difference between the fair market value of Citi common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of fair market value of a share of Citi common stock on the grant date) times the number of shares subject to the SAR. Payment to a participant upon the exercise of an SAR may be in cash and/or shares of Citi common stock. The term of an SAR may not exceed 10 years from the date of the grant.

For purposes of setting the exercise price of any option or SAR granted under the 2019 Plan, “fair market value” means the closing price on the NYSE (or on the principal national securities exchange on which the common stock is traded or quoted, if not the NYSE) on the date on which the stock option or SAR is granted. For all other purposes under the 2019 Plan, “fair market value” will be as determined by the Compensation Committee.

●	Stock payment. The Compensation Committee may grant vested shares of Citi common stock as a stock payment.

●	Restricted stock. A restricted stock award is an award of outstanding shares of Citi common stock that does not vest until vesting conditions are satisfied and which will be forfeited if conditions to vesting are not met. Participants may receive dividends on the shares subject to their awards during the vesting period, unless the awards are subject to one or more performance conditions, in which case the dividends, if any, shall be paid only if and when, and only to the extent that, the underlying shares vest.

●	Deferred stock. A deferred stock award is an unfunded, unsecured promise to deliver shares of Citi common stock to the participant in the future, if the participant satisfies the conditions to vesting. Participants do not have voting rights (their rights are no greater than a general unsecured creditor of the Company), but may receive dividend equivalent payments during the vesting period, unless the awards are subject to one or more performance conditions, in which case the dividend equivalents, if any, shall be paid to participants only if and when, and only to the extent that, the underlying shares vest.

●	Other stock-based awards. The Compensation Committee may grant any other award that is denominated in shares of Citi common stock and that may be settled by the delivery of shares and/or cash. For the avoidance of doubt, awards that by their terms shall be settled only in cash shall not be considered to have been granted under the 2019 Plan.

●	Performance-based awards. Subject to the terms of the 2019 Plan, the Compensation Committee may grant awards that are subject to one or more performance conditions related to a performance period of not less than one year.

Minimum vesting requirement. Awards granted under the 2019 Plan may not vest earlier than the first anniversary of the date on which the award is granted, except that the Compensation Committee may grant awards that vest in less than a year (i) as a “substitute award” to replace awards of a former employer acquired by the Company, (ii) awards to Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of

Citi 2026 Proxy Statement

PROPOSAL 4: APPROVAL OF ADDITIONAL SHARES FOR THE CITIGROUP 2019 STOCK INCENTIVE PLAN	115

stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, (iii) shares of Citi common stock delivered in lieu of fully vested cash obligations, and (iv) any additional awards the Compensation Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the 2019 Plan. This restriction does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability, leave of absence, termination of employment, change of control, or upon the sale or other disposition of the subsidiary employing a participant or other similar event.

Performance conditions. In the case of an award subject to a performance condition, the applicable performance condition may include one or more of the following performance conditions and be expressed in either, or a combination of, absolute or relative values or a percentage of: revenue, revenue or product growth, net income (pre- or after-tax), earnings, earnings per share, stockholders’ equity or return on stockholders’ equity, assets or return on assets, return on risk-adjusted assets, capital or return on capital, return on risk capital, return on tangible common equity, book value or book value per share, tangible book value per share, economic value-added models or equivalent metrics, operating income, pre- or after-tax income, expenses or reengineering savings, margins, cash flow or cash flow per share, stock price, total stockholder return, market share, debt reduction, net promoter scores, operating efficiency ratios, expense ratios, liquidity ratios, regulatory achievements, or any objective or subjective performance conditions selected by the Compensation Committee. Pursuant to the amendment described in Proposal 4, the Compensation Committee may make equitable adjustments to any performance condition to the extent needed or appropriate to prevent the enlargement or diminution of the rights of participants, provided that in the event of a change of control, such adjustment(s) must be made at the time of grant, or prior to, or coincident with, the change of control.

Prohibition against repricing. The 2019 Plan prohibits any action under the 2019 Plan that would constitute a “repricing” of any outstanding option or SAR granted under the 2019 Plan, the 2014 Plan, the 2009 Plan or any other plan of the Company or of any acquired company, except with the approval of the stockholders of the Company. The 2019 Plan defines “repricing” to mean: (i) any action that constitutes a “repricing” under GAAP or the rules of the NYSE (including any modification or amendment to an outstanding option or SAR that has the effect of reducing its exercise price); (ii) any cancellation of an outstanding option or SAR when its exercise price exceeds its fair market value in exchange for cash; (iii) any cancellation of an option or SAR in exchange for a new option or SAR with a lower exercise price; or (iv) a substitution of a stock award for an option or SAR when its exercise price exceeds fair market value; in each case other than a permitted equitable adjustment.

Prohibition of reload options. The 2019 Plan does not permit the grant of “reload” options.

Repayment obligation; right of set-off. If the Compensation Committee subsequently determines that all conditions to vesting and payment of an award, or the vesting and exercisability of an option or SAR, were not satisfied in full, the Compensation Committee may cancel such vesting or exercise and refuse to issue shares and immediately terminate the participant’s rights with respect to such award (or improperly vested portion thereof). If the vesting or exercise of any such award (or portion thereof) has already been settled by delivery of shares or cash, the participant shall be obligated, upon demand, to return the shares or cash (or higher value received at vesting or exercise), to Citi, without reduction for any shares or cash withheld to satisfy withholding tax or other obligations. Consistent with the requirements of Section 409A of the Internal Revenue Code, the 2019 Plan also provides for (a) the set-off of vested awards against obligations a participant may owe to Citi, including but not limited to the obligation to repay improperly vested or exercised awards, and (b) the set-off of any amount recovered by a participant, and to be paid by the Company, in the nature of severance pay or compensation for hypothetical or potential future services in connection with any legal claim or action alleging violation of law relating to the participant’s employment or termination thereof (whether by reason of a decision or settlement of such claim) against the pretax amount the Company was required to pay for the participant’s account, including legal fees, in connection with such claim or action. Any failure to timely pay tax-related obligations owed to Citi in connection with an award may result in its cancellation.

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116	PROPOSAL 4: APPROVAL OF ADDITIONAL SHARES FOR THE CITIGROUP 2019 STOCK INCENTIVE PLAN

Non-transferability. During the vesting period, awards and sale-restricted shares generally are not transferable other than by will or the laws of descent and distribution.

Adjustments. The 2019 Plan provides that the Compensation Committee shall make appropriate equitable adjustments to the maximum number of shares available for grant under the 2019 Plan and to the annual individual award limits expressed in numbers of shares in the event of any changes to the Company’s capital structure, including a change in the number of shares outstanding on account of any stock dividend, stock split, reverse stock split, spinoff or any similar equity restructuring, or any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or similar transaction or event affecting Citi’s capitalization. In the event of any such transaction or event, or any extraordinary dividend, divestiture, or other distribution (other than ordinary cash dividends) of assets to stockholders, the Compensation Committee shall make appropriate equitable adjustments to the number or kind of shares subject to outstanding awards, or the exercise prices of outstanding options and SARs, to the extent necessary to prevent the enlargement or diminution of participants’ rights.

Change of control. The Compensation Committee may, when an award is made, or at any time prior to, or coincident with, a “change of control” (as defined below), provide for the adjustment of performance conditions to prevent the enlargement or diminution of participants’ rights, provide for the cancellation of outstanding awards if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) replaces the awards with new rights of substantially equivalent value, provide for the acceleration of any time periods or the waiver of any other conditions to vesting, exercise, payment, or distribution of an award upon an involuntary termination of a participant’s employment as a result of a change of control, or provide for the purchase of any award. Pursuant to the amendments described in Proposal 4, the Compensation Committee would no longer be able to take such action after the time of a change of control, and the Compensation Committee would be limited to only making adjustment(s) of performance conditions to the extent necessary to prevent the enlargement or diminution of participants’ rights. The vesting, payment, purchase, or distribution of an award, however, may not be accelerated by reason of a change of control for any participant unless the participant’s employment is involuntarily terminated as a result of the change of control. For these purposes, a termination of employment as a result of a change of control means involuntary termination of employment other than for “cause” (as defined in the 2019 Plan) upon, or on or prior to the first anniversary of, the change of control.

The 2019 Plan defines a “change of control” to mean (i) a person acquiring direct or indirect beneficial ownership of Citigroup Inc. securities representing 30% or more of the combined voting power of then outstanding securities of Citigroup Inc.; (ii) specified changes in the majority of the Board (not including the election of Directors whose election or nomination was approved by a majority of the then incumbent Board); (iii) a sale, transfer, or distribution of all or substantially all of the assets of Citigroup Inc. or a dissolution or liquidation of Citigroup Inc.; or (iv) consummation of a reorganization, merger, consolidation, or other corporate transaction that results in stockholders of Citigroup Inc. not owning more than 50% of the combined voting power of Citigroup Inc. or other corporation resulting from the transaction.

Tax withholding. Citi retains the right to deduct or withhold, or require the participant to remit to his or her employer, an amount sufficient to satisfy federal, state, local, and foreign taxes (including hypothetical taxes owed to Citi by tax-equalized expatriates) required by law or regulation to be withheld with respect to any taxable event as a result of the 2019 Plan.

Voting. The 2019 Plan provides that unless the Compensation Committee determines otherwise, participants who receive issued and outstanding shares of Citi common stock that are subject to continuing restrictions pursuant the terms of a stock award are generally entitled to direct the voting of the shares underlying their awards on matters submitted to a vote of stockholders. All shares underlying such awards as to which no voting instructions are received are voted proportionately, based on the voting instructions received with respect to all other such shares.

Citi 2026 Proxy Statement

Proposal 4: APPROVAL OF ADDITIONAL SHARES FOR THE CITIGROUP 2019 STOCK INCENTIVE PLAN	117

Amendment, termination and governing law. The 2019 Plan may be amended, suspended, or terminated by the Compensation Committee at any time, provided that no amendment shall be made without stockholder approval if it would materially increase the number of shares available under the 2019 Plan (other than in connection with an equitable adjustment), materially expand the types of awards available under the 2019 Plan or the class of persons eligible to participate in the 2019 Plan, materially extend the term of the 2019 Plan, materially change the method of determining the exercise price of an option or SAR granted under the 2019 Plan, delete or limit the prohibition against “repricing,” or otherwise require approval by stockholders in order to comply with applicable law or the rules of the NYSE (or principal national securities exchange upon which Citi’s common stock is traded or quoted). Effective as of January 1, 2025, the 2019 Plan and all agreements evidencing awards granted under the 2019 Plan are governed by the laws of the State of Delaware.

Award modification. The Compensation Committee retains the right to modify outstanding awards without a participant’s prior consent if it determines that the modification is required to comply with applicable law, regulation, or regulatory guidance (including applicable tax law). Subject to certain exceptions, any other modifications, if adverse to a participant, shall not be effective without the participant’s written consent.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences relating to stock options granted under the 2019 Plan, based on current U.S. federal income tax laws. This summary does not constitute tax advice and, among other things, does not describe state, local, or foreign tax consequences, which may be substantially different.

Generally, a participant will not recognize taxable income on the grant of a stock option. Upon the exercise of a stock option, a participant will recognize ordinary income in an amount equal to the difference between the fair market value of the Citi common stock received on the date of exercise and the option cost (number of shares purchased multiplied by the exercise price per share). The participant will recognize ordinary income upon the exercise of the option even though the shares acquired may be subject to further restrictions on sale or transferability. Citi will ordinarily be entitled to a deduction on the exercise date in an amount equal to the amount of ordinary income recognized by the participant upon exercise, except as may be specified under Section 162(m) of the Internal Revenue Code. Generally, upon a subsequent sale of shares acquired in an option exercise, the difference between the sale proceeds and the cost basis of the shares sold will be taxable as a capital gain or loss, including any sale of shares freed from sale restrictions to fund the payment of taxes incurred at exercise. The 2019 Plan does not provide for awards of “incentive stock options,” which have different tax consequences under the Internal Revenue Code.

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118

Stockholder Proposals

Citi makes every effort to be responsive to concerns expressed by our stockholders by engaging in dialogues, participating in issuer/investor working groups, and adopting policies or initiatives we believe to be in the best interests of all stockholders. Over the years, Citi has met with several proponents and other interested parties regarding such issues as golden parachutes, sustainable investing, exposure to China, proxy access, human rights, climate change, net zero, risk management, auditor rotation, trade association payments, diversity and inclusion risks, and viewpoint diversity, among others, and has, on certain occasions, as appropriate, taken action in response to these engagements and/or stockholder votes. Following discussions with the three stockholder proponents who submitted proposals for Citi’s 2026 Annual Meeting, each agreed to withdraw their proposal. We encourage our stockholders to communicate with management and the Board. Any stockholder wishing to communicate with management, the Board, or an individual Director, or obtain the addresses of any of the stockholder proponents or their Citi stock ownership information, should send a request to the Corporate Secretary, Brent J. McIntosh, at 388 Greenwich Street, New York, New York 10013.

Submission of Future Stockholder Proposals

Under SEC Rule 14a-8, a stockholder who intends to present a proposal at the next Annual Meeting of Stockholders and who wishes the proposal to be included in the Proxy Statement for that meeting must submit the proposal in writing to the Corporate Secretary of Citi at 388 Greenwich Street, New York, New York 10013 and send to the following email address: shareholderrelations@citi.com. Proposals for the 2027 Annual Meeting must be received no later than December 3, 2026. The proposal and its proponent must satisfy all applicable requirements of Rule 14a-8.

Citi’s By-Laws permit a stockholder or group of stockholders (up to 20) who have owned at least 3% of Citi common stock for at least three years to submit Director nominees (up to the greater of two nominees or 20% of the Board, as determined in accordance with the By-Laws) for inclusion in Citi’s Proxy Statement if the nominating stockholder(s) satisfies the requirements specified in the By-Laws. With respect to stockholder nominees for Director election submitted for inclusion in Citi’s Proxy Statement for the 2027 Annual Meeting, written notice of nominations must be provided by the stockholder proponent(s) to Citi in accordance with Citi’s By-Laws. The notice must be delivered to, or mailed and received by, Citi’s Corporate Secretary not earlier than November 3, 2026 and not later than December 3, 2026. These deadlines are based on the 150th day and 120th day, respectively, before the one-year anniversary of the date that the Proxy Statement for this Annual Meeting was first sent to stockholders (which date, for purposes of Citi’s By-Laws, is April 2, 2026). The ability to include a nominee in Citi’s Proxy Statement is subject to the terms and conditions set forth in Citi’s By-Laws.

With respect to stockholder nominees for Director election at the next Annual Meeting (other than nominees submitted for inclusion in Citi’s proxy materials) and stockholder proposals for consideration at the next Annual Meeting that are not submitted for inclusion in Citi’s proxy materials under Rule 14a-8, written notice of nominations and proposals must be provided by the stockholder proponent to Citi in accordance with Citi’s By-Laws (which includes information required under Rule 14a-19). The notice must be delivered to, or mailed and received by, Citi’s Corporate Secretary, not earlier than January 20, 2027 and not later than February 19, 2027 and must comply with all applicable provisions of Citi’s By-Laws. You may obtain a copy of Citi’s By-Laws on Citi’s website or by writing to Brent J. McIntosh, Corporate Secretary, at 388 Greenwich Street, New York, New York 10013 or to the following email address: shareholderrelations@citi.com.

Cost of Annual Meeting and Proxy Solicitation

Citi pays the cost of the Annual Meeting and the cost of soliciting proxies. In addition to soliciting proxies by mail, Citi may solicit proxies by personal interview, telephone, and similar means. No Director, officer, or employee of Citi will be specially compensated for these activities. Citi also intends to request that brokers, banks, and other nominees solicit proxies from their principals and will pay the brokers, banks, and other nominees certain expenses they incur for such activities. Citi has retained Morrow Sodali LLC, a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $33,000 plus reimbursement of certain out-of-pocket expenses.

Citi 2026 Proxy Statement

STOCKHOLDER PROPOSALS	119

Householding

Under SEC rules, a single set of Annual Reports and Proxy Statements or Notice of Internet Availability of Proxy Materials, as applicable, may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, will be sent to that address unless any stockholder at that address requested multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate Annual Report or Proxy Statement, he or she may call toll-free 1-866-540-7095 or write to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting Broadridge at the address set forth above, if they are record holders.

www.citigroup.com

120

About the 2026 Annual Meeting

Q:	Who is soliciting my vote?
A:	The Board of Directors of Citigroup Inc. is soliciting your vote at the 2026 Annual Meeting of Citi’s stockholders.
Q:	Where and when will the 2026 Annual Meeting take place?
A:	The Annual Meeting is scheduled to begin at 2:00 p.m. E.T. on May 20, 2026 through a virtual meeting platform. You or your proxyholder can participate, vote, ask questions and examine the rules of the meeting at the Annual Meeting by visiting www.virtualshareholdermeeting.com/CITI2026 and using your 16-digit control number. Electronic entry to the meeting will begin at 1:45 p.m. E.T. and the meeting will begin promptly at 2:00 p.m. E.T. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/CITI2026.
Q:	Why did I receive a one-page Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?
A:	Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to mail to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and receive a paper copy of the proxy materials by mail on request. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may access proxy materials in printed form by mail or electronically on an ongoing basis. This process has allowed us to expedite our stockholders’ receipt of proxy materials, lower the costs of distribution, and reduce the environmental impact of our 2026 Annual Meeting.
Q:	Why didn’t I receive a Notice in the mail about the Internet availability of the proxy materials?
A:	We are providing some of our stockholders, including stockholders who have previously asked to receive paper copies of the proxy materials and some of our stockholders who are living outside of the United States, with paper copies of the proxy materials instead of a Notice. In addition, we are providing a Notice by email to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an email containing a link to the website where those materials are available and a link to the proxy voting website.
Q:	How can I access Citi’s proxy materials and Annual Report electronically?
A:

This Proxy Statement and the 2025 Annual Report are available on Citi’s website at www.citigroup.com. Click on “Investors,” then “Corporate Governance.” Most stockholders can elect not to receive paper copies of future Proxy Statements and Annual Reports and can instead view those documents on the Internet. Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement.

If you are a stockholder of record, you can choose this option and save Citi the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet. If you hold your Citi stock through a bank, broker, or other holder of record, please refer to the information provided by that entity for instructions on how to elect not to receive paper copies of future Proxy Statements and Annual Reports.

If you choose not to receive paper copies of future Proxy Statements and Annual Reports, you will receive an email message next year containing the Internet address to use to access Citi’s Proxy Statement and Annual Report. Your choice will remain in effect until you tell us otherwise or until your consent is deemed to be revoked under applicable law. You do not have to elect Internet access each year. To view, cancel, or change your enrollment profile, please go to www.InvestorDelivery.com.

Citi 2026 Proxy Statement

About the 2026 Annual Meeting	121
Q:	What will I be voting on?
A:

•  Election of Directors (see pages 48-69).

•  Ratification of KPMG as Citi’s independent registered public accounting firm for 2026 (see pages 71-72).

•  An advisory vote to approve our 2025 executive compensation (see pages 73-109).

•  Approval of additional shares for the Citigroup 2019 Stock Incentive Plan (see pages 110-117).

An agenda and rules of procedures for the meeting will be posted on the virtual meeting platform on the day of the meeting.

Q:	How many votes do I have?
A:	You will have one vote for every share of Citi common stock you owned on March 23, 2026 (the record date).
Q:	How many votes can be cast by all stockholders?
A:	1,714,907,450, consisting of one vote for each of Citi’s shares of common stock that were outstanding on the record date. There is no cumulative voting.
Q:	How many votes must be present to hold the meeting?
A:	To constitute a quorum to transact business at the 2026 Annual Meeting, the holders of a majority of the votes that can be cast, or 857,453,726 shares, must be present or represented by proxy at the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting, so that we will know as soon as possible that enough votes will be present for us to hold the Annual Meeting. Persons voting by proxy will be deemed present at the meeting even if they abstain from voting on any or all of the proposals presented for stockholder action. Shares held by brokers who vote such shares on any proposal will be counted as present for purposes of establishing a quorum, and shares treated as broker non-votes for one or more proposals will nevertheless be deemed present for purposes of constituting a quorum for the Annual Meeting.
Q:	How do I vote?
A:

You can vote by proxy whether or not you attend the Annual Meeting. To vote by proxy, stockholders have a choice of voting over the Internet, by QR code, by phone, or by using a traditional proxy card by mail. You can also vote at the Annual Meeting by accessing the virtual meeting platform at www.virtualshareholdermeeting.com/CITI2026. You will need your 16-digit control number.

To reduce our administrative and postage costs, we ask that you vote using the Internet, by telephone, by mobile phone, or by QR code, all of which are available 24 hours a day. To ensure that your vote is counted, please remember to submit your vote by 11:59 p.m. E.T. on May 19, 2026. If you hold your shares in a Citi employee benefit plan, please submit your vote by the date indicated on your proxy card.

If you attend the Virtual Annual Meeting, you may vote your shares at the meeting by accessing www.virtualshareholdermeeting.com/CITI2026. You will need your 16-digit control number to vote. If you hold your Citi common stock through a securities broker (that is, in “street name”), you must obtain a proxy from your broker and access www.virtualshareholdermeeting.com/CITI2026 by using your 16-digit control number.

www.citigroup.com

122	About the 2026 Annual Meeting
Q:	How do I get a printed proxy card?
A:

If you received a Notice instead of the printed materials, there are three ways you may request a proxy card and a full set of materials at no charge. For all three methods, you will need the 16-digit control number printed on the Notice.

Requesting a proxy card

By telephone: 1-800-579-1639;
By Internet: www.proxyvote.com; or
By email: sendmaterial@proxyvote.com (send a blank email with the 16-digit control number in the subject line).

Q:	Can I change my vote?
A:	Yes. Just send in a new proxy card or voter instruction form with a later date, cast a new vote by QR code, telephone or Internet, or send a written notice of revocation to Citi’s Corporate Secretary, Brent J. McIntosh, at 388 Greenwich Street, New York, NY 10013. If you attend the 2026 Virtual Annual Meeting, you can change your vote by voting on the virtual meeting platform, but simply attending the 2026 Virtual Annual Meeting without voting will not change your vote or revoke a previously granted proxy.
Q:	What if I don’t vote for some of the matters listed on my proxy card?
A:

If you return a signed proxy card without indicating voting instructions, your shares will be voted in accordance with the Board’s recommendation FOR the nominees listed on the card, FOR KPMG as independent registered public accounting firm for 2026, FOR our 2025 executive compensation, and FOR an amendment to the Citigroup 2019 Stock Incentive Plan for the approval of additional shares. If you only vote for certain matters, the remaining matters will be voted as set forth above. See also “Could other matters be decided at the 2026 Annual Meeting?”

Q:	Can my shares held in street name be voted if I don’t return my voter instruction card and don’t attend the 2026 Annual Meeting?
A:

If you don’t vote your shares held in street name, your broker can vote your shares on matters that the New York Stock Exchange (NYSE) has ruled discretionary.

Discretionary Items. KPMG’s appointment is expected to be a discretionary item. NYSE member brokers who do not receive instructions from beneficial owners are expected to be able to vote on this proposal as follows: (i) a Citi affiliated member is permitted to vote your shares in the same proportion as all other shares are voted with respect to this proposal, and (ii) all other NYSE member brokers are permitted to vote your shares at their discretion.

Non-discretionary Items. Brokers will not be able to vote your shares on non-discretionary items if you fail to provide instructions. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

If your shares are registered directly in your name, not in the name of a bank or broker, you must vote your shares or your vote will not be counted. Please vote your proxy so your vote can be counted.

Q:	If I hold shares through Citigroup’s employee benefit plans and do not provide voting instructions, how will my shares be voted?
A:	If you hold shares of common stock through Citigroup’s employee benefit plans or stock incentive plans and do not provide voting instructions to the plans’ trustees or administrators, your shares will be voted in the same proportion as the shares beneficially owned through such plans for which voting instructions are received, unless otherwise required by law.

Citi 2026 Proxy Statement

About the 2026 Annual Meeting	123
Q:	What vote is required, and how will my votes be counted, to elect Directors and to adopt the other proposals?
A:	The following chart describes the proposals to be considered at the meeting, the vote required to elect Directors and to adopt each of the other proposals, and the manner in which votes will be counted:
Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes”(1)
Election of Directors	For, against, or abstain on each nominee	A nominee for Director will be elected if the votes cast for such nominee exceed the votes cast against such nominee.	No effect	No effect
Ratification of KPMG	For, against, or abstain	The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote thereon.	Treated as votes against	Brokers expected to have discretion to vote
Advisory vote to approve our 2025 executive compensation	For, against, or abstain	The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote thereon.	Treated as votes against	No effect
Approval of additional shares for the Citigroup 2019 Stock Incentive Plan	For, against, or abstain	The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote thereon.	Treated as votes against	No effect
(1)	A broker non-vote generally occurs when a broker is not permitted to vote on a matter without instructions from a customer having beneficial ownership in the securities and has not received such instructions. Broker non-votes will not be counted as shares entitled to vote on the relevant proposal.

If a nominee for Director is not re-elected by the required vote, he or she will remain in office until a successor is elected and qualified or until his or her earlier resignation or removal. Citi’s Corporate Governance Guidelines provide that in the event a Director nominee is not re-elected, such Director shall offer to resign from his or her position as a Director. Unless the Board decides to reject the offer or to postpone the effective date of the offer, the resignation shall become effective 60 days after the date of the election.

The result of the votes on an advisory vote on our 2025 executive compensation is not binding on the Board, whether or not the resolution is passed under the voting standards described above. In evaluating the stockholder vote on the advisory resolution, the Board will consider the voting results in their entirety.

As a matter of good corporate governance, the Board is requesting ratification of the Audit Committee’s selection of KPMG as the independent registered public accounting firm of Citi for 2026. If stockholders do not ratify the selection of KPMG, the Audit Committee will evaluate the stockholder vote when considering the selection of an independent registered public accounting firm for the audit engagement for the 2026 fiscal year.

www.citigroup.com

124	About the 2026 Annual Meeting
Q:	Is my vote confidential?
A:

In 2006, the Board adopted a confidential voting policy as part of its Corporate Governance Guidelines. Under the policy, except as necessary to meet applicable legal requirements or as otherwise described below, all votes, whether submitted by proxies, ballots, Internet voting, telephone voting, or otherwise are kept confidential for registered stockholders who request confidential treatment. If you are a registered stockholder and would like your vote kept confidential, please check the appropriate box on the proxy card or follow the instructions when submitting your vote by telephone, mobile phone, QR Code or by Internet. If you hold your shares in “street name” or through an employee benefit plan or stock incentive plan, your vote already receives confidential treatment and you do not need to request confidential treatment in order to maintain the confidentiality of your vote.

The confidential voting policy will not apply in the event of a proxy contest or other solicitation based on an opposition Proxy Statement and in certain other limited circumstances. For further details regarding this policy, please see the Corporate Governance Guidelines, available on Citi’s website at www.citigroup.com.

Q:	Could other matters be decided at the 2026 Annual Meeting?
A:	We don’t know of any matters that will be considered at the Annual Meeting other than those described above. If any other matters arise at the Annual Meeting that are properly presented at the meeting, the proxies will be voted at the discretion of the proxy holders.
Q:	What happens if the meeting is postponed or adjourned or encounters technical difficulties?
A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted. If there are any technical issues in convening or hosting the meeting, information on when and how the meeting will be reconvened will be displayed during the scheduled time of the meeting on the Virtual Meeting Platform.
Q:	Should I register to attend the 2026 Annual Meeting?
A:	You are not required to register; however if you want to register for the meeting you will need to access the Shareholder Meeting Registration at www.proxyvote.com and follow the instructions provided (you will need the 16-digit control number included on your proxy card, voter instruction form, or Notice of Internet Availability of Proxy Materials). We encourage stockholders to log in to this website and access the webcast before the Virtual Annual Meeting’s start time. Further instructions on how to attend, participate in and vote at the Virtual Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.virtualshareholdermeeting.com/CITI2026.
Q:	Can I submit a question during or in advance of the Annual Meeting?
A:	Yes. Stockholders may submit questions during the virtual meeting or in advance. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your 16-digit control number and entering your first and last name and email address. If you are submitting a question in advance, please remember to submit your question by 11:59 p.m. E.T. on May 15. Questions may also be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/CITI2026. All stockholders will need their 16-digit control number to ask questions—that number can be found on the proxy cards, voting instruction forms or other notices you received previously—as well as your first and last name and email address. You will be prompted to submit your name and write your question. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/CITI2026.

Citi 2026 Proxy Statement

About the 2026 Annual Meeting	125
Q:	What is the appropriate subject matter for questions during the Annual Meeting?
A:	Citi’s Chair and CEO and/or Lead Independent Director will answer your questions relating to Citi’s business and operations. If you need assistance with a personal financial issue, please enter your concern in the web portal during the meeting and a member of Citi’s Customer Service Team will contact you. Questions that are substantially similar may be grouped and answered once to avoid repetition. Questions related to personal matters, that are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the Annual Meeting will not be addressed during the meeting.

www.citigroup.com

126

Annex A

Additional Information Regarding Proposal 3

Glossary

Book Value per Share is common stockholders’ equity at year end divided by common shares outstanding at year end.

Diluted EPS is net income allocated to common shareholders for diluted EPS, divided by weighted-average diluted shares outstanding for the year.

Income from Continuing Operations Before Taxes is total revenues, net of interest expense, less total operating expenses, less total provisions for credit losses and for benefits and claims, less income taxes.

Operating Leverage represents the year-over-year growth rate in basis points of total revenues, net of interest expense less the year-over-year growth rate of total operating expenses. A positive operating leverage percentage indicates that the revenue growth rate was greater than the expense growth rate.

Net Income Excluding Notable Items, which is a non-GAAP financial measure, represents as reported, or GAAP, net income excluding the after-tax impacts of (i) the revenue loss on sale in the fourth quarter of 2025 due to the held-for-sale accounting treatment related to Citi’s plan to sell AO Citibank (which was sold on February 18, 2026) in Russia, and (ii) a goodwill impairment expense in the third quarter of 2025 related to Citi’s agreement to sell a 25% equity stake in Banamex.

Return on Assets is net income (annualized), divided by average assets for the year.

Return on Common Equity is net income less preferred dividends (both annualized), divided by average common equity for the period.

Return on Tangible Common Equity (RoTCE), which is a non-GAAP financial measure, represents net income less preferred dividends (both annualized), divided by average tangible common equity for the period.

RoTCE Excluding Notable Items, which is a non-GAAP financial measure, represents RoTCE (described above) excluding the after-tax impacts of (i) the revenue loss on sale in the fourth quarter of 2025 due to the held-for-sale accounting treatment related to Citi’s plan to sell AO Citibank (which was sold on February 18, 2026) in Russia, and (ii) a goodwill impairment expense in the third quarter of 2025 related to Citi’s agreement to sell a 25% equity stake in Banamex.

Revenues Excluding a Notable Item, which is a non-GAAP financial measure, represents as reported, or GAAP, revenues excluding the loss on sale in the fourth quarter of 2025 due to the held-for-sale accounting treatment related to Citi’s plan to sell AO Citibank (which was sold on February 18, 2026) in Russia.

Tangible Book Value per Share, which is a non-GAAP financial measure, represents tangible common equity divided by end-of-period common shares outstanding.

Tangible Common Equity, which is a non-GAAP financial measure, represents common stockholders’ equity less goodwill and identifiable intangible assets, other than MSRs.

Total Payout Ratio represents total common dividends declared plus common share repurchases as a percentage of net income available to common shareholders.

Citi 2026 Proxy Statement

127

Citigroup – Quantitative Scorecard Metric Details And Reconciliations

(In millions of dollars, except per share amounts, ratios, bps, and as otherwise noted)

	2025						2024						2025 vs. 2024 Change in bps						2023
	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup
Income from continuing operations before income taxes	$19,828	$9,989	$7,656	$3,033	$1,918	$4,051	$17,046
Less: Provision for income taxes	5,373	2,850	1,728	709	428	954	4,211
Add: Income from discontinued operations	(3)	—	—	—	—	—	(2)
Less: Noncontrolling interests	146	64	73	(5)	—	—	151
Net income	$14,306	$7,075	$5,855	$2,329	$1,490	$3,097	$12,682
Average assets	$2,644,069						$2,468,431
Return on assets (net income/average assets)	0.54%						0.51%
Total revenues, net of interest expense	$85,225	$21,256	$21,970	$8,215	$8,559	$20,971	$80,722	$19,618	$19,836	$6,201	$7,483	$20,055	557.8	834.9	1,075.8	3,247.9	1,437.9	456.7
Total operating expenses	$55,132	$10,813	$14,077	$4,462	$6,501	$9,709	$53,567	$10,568	$13,202	$4,477	$6,326	$9,646	292.2	231.8	662.8	(33.5)	276.6	65.3
Efficiency ratio (total operating expenses/total revenues, net of interest expense)	65%						66%
Operating leverage in bps [(annual change in total revenues, net of interest expense in bps), less (annual change in total operating expenses in bps)]													266	603	413	3,281	1,161	391

128
	2025						2024						2025 vs. 2024 Change in bps						2023
	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup
													% change from 2024							% change from 2023
Total revenues, net of interest expense	$85,225						$80,722						6%						$78,066	3%
Notable item—Russia held-for-sale (HFS) accounting treatment loss impact on revenues	(1,173)						—

Total revenues, excluding notable item	$86,398						$80,722						7%
Total operating expenses	$55,132						$53,567						3%
Notable item—Mexico goodwill impairment charge impact on operating expenses	726						—
Total expenses, excluding notable item	$54,406						$53,567						2%
Net income—as reported	$14,306						$12,682
Preferred stock dividends	1,114						1,054
Income available to common shareholders	$13,192						$11,628
Total Citigroup net Income—as reported	$14,306						$12,682						13%
Less notable items:
Russia HFS accounting treatment loss impact on net income	(1,123)						—
Mexico goodwill impairment charge impact on net income	(714)						—

129
	2025						2024						2025 vs. 2024 Change in bps						2023
	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup
Total Citigroup net income, excluding notable items	$16,143						$12,682						27%
Total Citigroup stockholders’ equity at December 31, 2025 and 2024	$212,291						$208,598
Less: Preferred stock	20,050						17,850
Total Common equity at December 31, 2025 and 2024 (A)	$192,241						$190,748
Less:
Goodwill (GW) at December 31, 2025 and 2024	19,098						19,300
Intangible assets (other than mortgage servicing rights (MSRs)) at December 31, 2025 and 2024	3,525						3,734
GW and intangible assets (other than MSRs) related to assets HFS at December 31, 2025 and 2024	—						16
Tangible common equity at December 31, 2025 and 2024 (B)	$169,618						$167,698

130
	2025						2024						2025 vs. 2024 Change in bps						2023
	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup	Services	Markets	Banking	Wealth	USPB	Citigroup
End-of-period common shares outstanding (C)	1,747,547,001						1,877,071,466
Book value per share [(A)/(C)]	$110.01						$101.62
Tangible book value per share [(B)/(C)]	$97.06						$89.34
Average tangible common equity during 2025 and 2024	$170,572	$24,700	$50,400	$20,600	$12,300	$23,400	$166,721
Return on tangible common equity—as reported	7.7%	28.6%	11.6%	11.3%	12.1%	13.2%	7.0%
Less:
Impact of notable items above	(110) bps
Total Citigroup RoTCE, excluding notable items	8.8%
Average common equity	$194,023						$190,070
Return on common equity [(reported net income less preferred dividends)/average common equity]	6.8%						6.1%
Common dividends	$4,340						$4,218
Common stock repurchases	13,250						2,500
Distributions to common shareholders (total payout)	$17,590						$6,718
Total payout ratio [total payout/(net income less preferred dividends)]	133%						58%

CITIGROUP INC.
3800 CITIGROUP CENTER DRIVE
BLDG G, MAIL ZONE G3-23
TAMPA, FL 33610-9122

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or from a mobile phone scan the QR code above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Vote During The Meeting - Go to www.virtualshareholdermeeting.com/CITI2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2026. Have this proxy card in hand when you call and then follow the recorded instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope so that it is received prior to the Annual Meeting on May 20, 2026.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Citigroup Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to the "Attend a Meeting" link at www.proxyvote.com.

To view or print a copy of the Proxy Statement or Annual Report on Form 10-K, go to
www.citigroup.com/citi/investor/corporate_governance.html.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V92842-P46028-Z92051-Z92184	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
CITIGROUP INC.
The Board of Directors recommends you vote FOR Proposals 1 through 4.

1. Proposal to elect 13 Directors:		For	Against	Abstain

1a.	Titi Cole	☐	☐	☐

1b.	Ellen M. Costello	☐	☐	☐

1c.	Grace E. Dailey	☐	☐	☐

1d.	John C. Dugan	☐	☐	☐

1e.	Jane Fraser	☐	☐	☐

1f.	Duncan P. Hennes	☐	☐	☐

1g.	Peter B. Henry	☐	☐	☐

1h.	Renée J. James	☐	☐	☐

1i.	Jonathan P. Moulds	☐	☐	☐

1j.	Gary M. Reiner	☐	☐	☐

1k.	Diana L. Taylor	☐	☐	☐

1l.	James S. Turley	☐	☐	☐

1m.	Casper W. von Koskull	☐	☐	☐

		For	Against	Abstain

2.	Proposal to ratify the selection of KPMG LLP as Citi's independent registered public accounting firm for 2026.	☐	☐	☐

3.	Advisory vote to approve our 2025 Executive Compensation.	☐	☐	☐

4.	Approval of additional shares for the Citigroup 2019 Stock Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.		Please indicate if you would like to keep your vote confidential under the current policy.	Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Meeting Information

The 2026 Annual Meeting of Stockholders will be held virtually on Wednesday, May 20, 2026, 2:00 p.m. Eastern Time.

To attend the meeting, you must be a stockholder on the record date. You will be able to attend the Annual Meeting as well as vote and participate in the question and answer session by visiting www.virtualshareholdermeeting.com/CITI2026 and entering the 16-digit control number included on your proxy card as well as your first and last name and your email address.

Attending the Virtual Meeting: Electronic entry to the meeting will begin on Wednesday, May 20, 2026, 1:45 p.m. Eastern Time and the meeting will begin promptly at 2:00 p.m. Eastern Time. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the Virtual Stockholder Meeting page.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice,
Proxy Statement, and Annual Report are available at
www.citigroup.com/citi/investor/corporate_governance.html and/or www.proxyvote.com

V92843-P46028-Z92051-Z92184
CITIGROUP INC.
Proxy Solicited on Behalf of the Board of Directors of Citigroup Inc. for the
Annual Meeting of Stockholders, May 20, 2026

The undersigned hereby constitutes and appoints John C. Dugan, Jane Fraser and Brent J. McIntosh, and each of them his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned and to cast all votes that the undersigned is entitled to cast at the Annual Meeting of Stockholders of Citigroup Inc. ("Citigroup") to be held on Wednesday, May 20, 2026, at 2:00 p.m. Eastern Time and at any adjournments or postponements thereof, as hereinafter specified on the proposals set forth on the reverse side and in their discretion upon such other matters properly coming before the Annual Meeting (including for the election of a substitute nominee to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve).

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions for telephone or Internet voting set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1-4, and will be voted in the discretion of the proxies (or, in the case of a Voting Plan, will be voted in the discretion of the plan trustee or administrator) upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The signer(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said Annual Meeting and any adjournments or postponements thereof. NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Attention employee benefit plan participants: If you hold shares of Citigroup common stock through an employee benefit plan, you should vote this proxy card in order to instruct the trustee of the plan how to vote these shares. Your proxy must be received no later than 8:00 a.m., Eastern Time, on May 14, 2026 so that the trustee of the plan (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential.

If shares of Citigroup common stock are issued to or held for the account of the undersigned under employee plans and voting rights are attached to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Citigroup common stock in the undersigned's name and/or account under such Plan in accordance with the instructions given herein and the terms of the applicable Voting Plan, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to, the matters set forth on the reverse side.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE